                      Registration Nos. 033-06533/811-4521

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/


         Post-Effective Amendment No. 35                          /X/

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/


         Amendment No. 30                                         /X/

                   T. ROWE PRICE STATE TAX-FREE INCOME TRUST
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                Exact Name of Registrant as Specified in Charter

                100 East Pratt Street, Baltimore, Maryland 21202
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                     Address of Principal Executive Offices

                                  410-345-2000
                                  ------------
               Registrant's Telephone Number, Including Area Code

                                Henry H. Hopkins
                100 East Pratt Street, Baltimore, Maryland 21202
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                     Name and Address of Agent for Service

           Approximate Date of Proposed Public Offering July 1, 2000
                                                        ------------

         It is proposed that this filing will become effective (check appropriate box):

/ /      Immediately upon filing pursuant to paragraph (b)

/X/      On July 1, 2000, pursuant to paragraph (b)
/ /      60 days after filing pursuant to paragraph (a)(1)
/ /      On (date), pursuant to paragraph (a)(1)
/ /      75 days after filing pursuant to paragraph (a)(2)
/ /      On (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 PROSPECTUS
July 1, 2000
Florida IntermediateTax-Free Fund

 A bond fund seeking income exempt from federal income tax and principal exempt from the Florida intangibles tax.
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price State Tax-Free Income Trust
  Florida Intermediate Tax-Free Fund
Prospectus

July 1, 2000


1             ABOUT THE FUND
              Objective, Strategy, Risks, and Expenses      1
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              Other Information About the Fund              5
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              Some Characteristics of                       7
              Municipal Securities
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              Some Basics of Fixed Income Investing         9
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2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving                 11
              Sale Proceeds
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              Distributions and Taxes                      12
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              Transaction Procedures and                   14
              Special Requirements
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3             MORE ABOUT THE FUND
              Organization and Management                  17
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              Understanding Performance Information        18
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              Investment Policies and Practices            20
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              Financial Highlights                         28
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4             INVESTING WITH T. ROWE PRICE
              Account Requirements                         30
              and Transaction Information
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              Opening a New Account                        30
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              Purchasing Additional Shares                 31
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              Exchanging and Redeeming                     32
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              Rights Reserved by the Fund                  33
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              Information About Your Services              34
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              T. Rowe Price Brokerage                      36
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              Investment Information                       37
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 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $185.2 billion, including over $7 billion in municipal bond assets, for more than eight million individual and institutional investor accounts as of March 31, 2000.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section reviews its major characteristics.


 What is the fund's objective?


   The fund seeks to provide a high level of income exempt from federal income taxes, consistent with moderate price fluctuation, by investing primarily in Florida municipal bonds.


   . An investment in the fund is expected to be exempt from the Florida intangibles personal property tax.

   For a detailed discussion of this tax and the fund's eligibility for exemption, please see Useful Information on Distributions and Taxes.


 What is the fund's principal investment strategy?

   At least 95% of the bonds purchased by the fund will be rated AAA or AA by at least one national rating organization. Up to 5% may be rated A at the time of purchase. The fund may purchase unrated bonds if T. Rowe Price believes they are of comparable quality. The fund's weighted average maturity is expected to vary between five and 10 years.


   Investment decisions reflect the manager's outlook for interest rates and the economy as well as the prices and yields of various securities. For example, if we expect rates to fall, we may buy longer-term securities to provide higher yield and greater appreciation potential. And if our economic outlook is positive, we may invest in lower-rated securities with higher yields. From time to time, the fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks such as hospital, electric utility, or private activity bonds. The fund may sell holdings for a variety of reasons, such as to adjust average maturity or quality or to shift assets into higher-yielding securities.

   The fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Florida income taxes but not from the Florida intangibles tax. The fund will generally purchase these securities when they offer a comparably attractive combination of risk and return.

   The fund will invest at least 65% of its total assets in Florida municipal bonds. However, due to seasonal variations or shortages in the supply of suitable Florida securities, and when deemed by T. Rowe Price to be in the fund's best interest, the fund may invest up to 35% of its net assets in a fiscal year in municipal secu-

T. ROWE PRICE                                 2
   rities that are not exempt from the Florida intangibles property tax. Every effort will be made to minimize such investments.


   While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and municipal warrants, in keeping with fund objectives.


   . We expect the fund's income to be exempt from federal income taxes and its principal exempt from the state's intangibles property tax.


 What are the main risks of investing in the fund?

   Any of the following could cause a decline in your fund's price or income.

  . Interest rate risk This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

   While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

  . Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

   As of June 1, 2000, the state of Florida was rated Aa2 by Moody's, AA+ by Standard & Poor's, and AA by Fitch.

   The fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary from the state's general obligations.


   . Political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

  . Nondiversified risk Because it is nondiversified, the fund can invest more of its assets in a smaller number of issuers than diversified funds. This could result in greater potential losses than funds investing in a broader variety of issues.

  . Geographical risk A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state.


  . Political risk This is the chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause

INVESTING WITH T. ROWE PRICE                  3
   municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals. In addition, if the Florida intangibles tax were lowered, the value of Florida municipals could be adversely affected.

  . Other risks Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.


   Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

  . Derivatives risk To the extent the fund uses these instruments, it may be exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


   . The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you can accept the possibility of share price decline in an effort to achieve income exempt from federal income taxes and principal exempt from the Florida intangibles personal property tax, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal stability and liquidity, you should consider a money market fund.

   The fund is inappropriate for tax-deferred accounts, such as IRAs.


   . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?


   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

T. ROWE PRICE                                 4

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.

LOGO

              Calendar Year Total Returns
   "94"     "95"     "96"     "97"     "98"      "99"
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  -2.65    13.16    3.67     6.75     5.63      -1.11
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          Quarter ended              Total return

 Best quarter                            3/31/95 4.98%

 Worst quarter                           3/31/94 -3.72%

            The fund's return for the 3 months ended 3/31/00 was 1.53%.

 Table 1  Average Annual Total Returns
                                                     Periods ended
                                                   December 31, 1999
                                                               Since inception
                                           1 year   5 years       (3/31/93)
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  Florida Intermediate Tax-Free Fund       -1.11%    5.52%          4.91%

  Lehman Brothers 7-Year GO Municipal
  Bond Index                               -0.16     6.50           5.36
  Lipper Florida Intermediate Municipal    -1.70     5.13           4.32
  Funds Average
 ------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 Lehman indices do not reflect the deduction of any fees or expenses.

INVESTING WITH T. ROWE PRICE                  5
 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

T. ROWE PRICE                                 6


 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
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  Management fee                                           0.37%/ // /
  Other expenses                                           0.23%
  Total annual fund operating                              0.60%/ // /
  expenses
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   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

                         1 year                             3 years       5 years        10 years
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                           $61                                $192          $335           $750
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 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are the fund's potential rewards?

   The regular income dividends you receive from the fund should be exempt from federal income taxes. Your principal is also expected to be exempt from the Florida intangibles personal property tax for shareholders who live in Florida.


 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding or sector on the fund's net asset value.

  . Thorough credit research by our own analysts.


  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's sensitivity to interest rate changes.


 What is the credit quality of Florida general obligations?


   As of June 1, 2000, Florida's general obligation credit rating remained at Aa2 by Moody's, AA+ by Standard & Poor's, and AA by Fitch. Florida has demonstrated excellent economic and financial growth over the past 10 years. By constitution and statute, the state must maintain a balanced budget as it continues to do.

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   Florida has shown a 12% increase in revenues since 1995 and this has allowed the state to build considerable reserves. A weakness in the state's revenue base is its reliance on sales tax, which makes up over 71% of revenues. The continued growth of this source of revenue is vulnerable to Internet sales transactions, which are currently tax-free. Florida's debt levels had grown significantly over the past few years both in raw terms and in complexity. The state has, however, taken steps to ensure debt affordability and moderate its growth to manageable levels.


   . Credit ratings and the financial and economic conditions of the state and local governments, public authorities, or others in which the fund may invest are subject to change at any time.


 What about the quality of the fund's other holdings?

   In addition to the state's general obligations, the fund will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Florida depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary from that of the state's general obligations.


   As of June 1, 2000, Puerto Rico's general obligation credit ratings were Baa1 by Moody's and A by Standard & Poor's. In March of 2000, Moody's placed the Commonwealth's general obligation credit on positive trend, citing an improvement in revenue collections and financial management. Nonetheless, the high amount of government-backed debt outstanding and economic uncertainties concerning the phaseout of a critical federal subsidy remain as concerns for the Commonwealth's long-term rating.


 What are derivatives and can the fund invest in them?


   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella - from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" became widely known among the investing public relatively recently, derivatives have in fact been employed by investment managers for many years.

T. ROWE PRICE                                 8
   The fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The fund limits its use of derivatives to situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust fund duration.

   The fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of an intermediate-term investment-grade bond.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.


 SOME CHARACTERISTICS OF MUNICIPAL SECURITIES
 ----------------------------------------------------------

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipals and municipal funds?

   The regular income dividends you receive should be exempt from regular federal income taxes. A portion of these dividends may also be exempt from your state and local income tax (if any). However, fund capital gain distributions are taxable to you. (See Useful Information on Distributions and Taxes for details.)


   . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.

INVESTING WITH T. ROWE PRICE                  9
 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, the fund will not purchase a security if, as a result, more than 20% of the fund's income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Distributions and Taxes -Taxes on Fund Distributions.)


   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.

 Table 3  Taxable-Equivalent Yields
  If your                                    A tax-free yield of
  federal tax                       2%     3%     4%     5%     6%     7%
  rate is:                               Equals a taxable yield of:
  28%                              2.8%   4.2%   5.6%   6.9%   8.3%    9.7%
                                   ------------------------------------------
  31%                              2.9    4.3    5.8    7.2    8.7    10.1
                                   ------------------------------------------
  36%                              3.1    4.7    6.2    7.8    9.4    10.9
                                   ------------------------------------------
  39.6%                            3.3    5.0    6.6    8.3    9.9    11.6
 ---------------------------------------------------------------------------------

T. ROWE PRICE                                 10
 SOME BASICS OF FIXED INCOME INVESTING
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 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is yield the same as total return?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date.


   A bond mutual fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.


 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond's life. Future inter-

 ABOUT YOUR ACCOUNT
   est and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond's life.


   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share price by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

 Table 4  How Interest Rates May Affect Bond Prices
                                  Price per $1,000 of a Municipal Bond if Interest Rates:
                                     Rates                        Rates
  Bond maturity          Coupon     Increase                     Decrease
                                       1%            2%             1%             2%
  1 year          2001   4.30%        $990          $981          $1,010         $1,020
                                 -----------------------------------------------------------
  3 years         2003   4.86          973           947           1,028          1,057
                                 -----------------------------------------------------------
  5 years         2005   4.96          957           917           1,045          1,092
                                 -----------------------------------------------------------
  10 years        2010   5.16          926           859           1,081          1,170
                                 -----------------------------------------------------------
  20 years        2020   5.69          891           797           1,129          1,281
                                 -----------------------------------------------------------
  30 years        2030   5.80          873           769           1,158          1,356
 ------------------------------------------------------------------------------------------------



 The table reflects yields on AAA-rated municipals as of April 30, 2000. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

T. ROWE PRICE                                 12
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for a fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.


   . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale


   . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.


   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by ACH transfer should be credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

INVESTING WITH T. ROWE PRICE                  13

  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.


   . If for some reason we cannot accept your request to sell shares, we will contact you.


 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are ordinarily paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.

T. ROWE PRICE                                 14
 Tax Information


   . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from the fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . A fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than

INVESTING WITH T. ROWE PRICE                  15
   12 months are taxed at a maximum rate of 20%. However, if you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.


   . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.


   Intangibles tax
   Although Florida does not have a state income tax, it does impose an intangibles property tax that applies to shares of mutual funds. However, a fund that is organized as a business trust and invested at least 90% in Florida municipal obligations, U.S. government obligations, and certain other designated securities on January 1 is exempt from the intangibles tax. If a fund's portfolio is less than 90% invested in these exempt securities on January 1, the exemption applies only to the portion of assets (if any) invested in U.S. government obligations.

   The fund is organized as a business trust and will make every effort to have at least 90% of its portfolio invested in exempt securities on January 1 and, therefore, expects that the entire value of all fund shares will be exempt from the intangibles tax. Nevertheless, exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.


 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment

   If you pay with a check or ACH transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

T. ROWE PRICE                                 16
   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold

   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   . T. Rowe Price may bar excessive traders from purchasing shares.


   Frequent trades in your account or accounts controlled by you can disrupt management of the fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to

 MORE ABOUT THE FUND
   fund A or move to fund C. If you exceed this limit, or if your trade activity involves market timing, you are in violation of our excessive trading policy.


   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases and redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party, you can make one purchase and one sale involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases and redemptions are exempt from this policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee


   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts, but a separate custodial fee may apply to such accounts.


 Signature Guarantees


   . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

T. ROWE PRICE                                 18
  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

INVESTING WITH T. ROWE PRICE                  19
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?


   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust. The fund was organized in 1993 and is a "nondiversified, open-end investment company," or mutual fund. In 1998, the fund changed its name from the Florida Insured Intermediate Tax-Free Fund to its current name. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.


   . Shareholders benefit from T. Rowe Price's 63 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?


   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.


 Who runs the fund?

   General Oversight
   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the fund's investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.


   . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

T. ROWE PRICE                                 20
   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Charles B. Hill, Chairman, Jeremy N. Baker, Robert A. Donahue, Konstantine B. Mallas, Mary J. Miller, Julie A. Salsbery, and Arthur S. Varnado. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Hill was appointed chairman of the fund's committee in 1996. He joined T. Rowe Price in 1991 and has been managing investments since 1986.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
    0.334%/a/         First $50 billion

    0.305%            Next $30 billion

    0.300%            Next $40 billion

    0.295%            Thereafter
    -------------------------------------


   /a/     Represents a blended group fee rate containing various break points.


   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of over $108 billion at February 29, 2000, the group fee was 0.32%. The individual fund fee is 0.05%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.

INVESTING WITH T. ROWE PRICE                  21
 Total Return


   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield


   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield-also called the standardized yield-may differ from the dividend yield.

T. ROWE PRICE                                 22
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------

   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies are adhered to at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in residual interest bonds are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.



 Types of Portfolio Securities


   In seeking to meet its investment objective, the fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of fund securities and investment management practices.

   Fundamental policy The fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of

INVESTING WITH T. ROWE PRICE                  23
   each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Municipal Securities

   Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the fund may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.


   . In purchasing municipals, the fund relies on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities

   While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, the fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.


   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, there is no limitation on fund investments in high-quality, short-term securities whose income is subject to federal income taxes.

   Operating policy Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

T. ROWE PRICE                                 24

   In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations

   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.

   Municipal Warrants
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.


   Operating policy Fund investments in municipal warrants are limited to 2% of total assets.

   Securities With "Puts"
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This feature enhances a security's liquidity by dramatically shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a feature terminates prior to being exercised, the fund may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

INVESTING WITH T. ROWE PRICE                  25
   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the fund. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   Derivatives and synthetics in which the fund may invest include:

  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.


   Operating policy Fund investments in residual interest bonds are limited to 10% of total assets.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on fund investments in these securities.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that repre-

T. ROWE PRICE                                 26
   sents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.


   Both instruments may be volatile and of limited liquidity, and their use may adversely affect fund total return.

   Operating policy Fund investments in embedded interest rate swaps and caps are limited to 10% of total assets.

  . Index Total Return Swaps This investment vehicle allows a fund to participate in the municipal market in a generic fashion without buying or selling individual municipal securities. As such, index swaps can be used to "buy" the index (if we expect municipal yields to fall and prices to rise) or to "sell" the index (if we expect municipal yields to rise and prices to fall). The fund will make or receive a payment (at the swap termination date) based on a comparison of the value of the index at swap termination versus the value at swap initiation. Index swaps can be customized as to par amount, maturity along the yield curve, and term (or length) of the swap. Thus, an intermediate fund may prefer a swap pegged to the 10-year maturity within the index while a long fund may prefer a 20-year maturity. The index can be designated to be any widely followed benchmark for municipal yields. If the fund's view of interest rates at the time of entering into the swap is incorrect, it would likely lose money from these investments.

   Operating policy Fund investments in index total return swaps are limited to 10% of total assets.

   Private Placements
   The fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.


   Operating policy Fund investments in illiquid securities, including unmarketable private placements, are limited to 15% of net assets.

INVESTING WITH T. ROWE PRICE                  27
 Types of Investment Management Practices

   Reserve Position

   A portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions provide flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring the fund's weighted average maturity; and serve as a short-term defense during periods of unusual market volatility. Fund reserve positions can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, the fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. The fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures

   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, futures (and options on futures) may be bought or sold in an effort to accomplish any number of objectives, including: to hedge against a potentially unfavorable change in interest rates and to adjust fund exposure to the municipal bond market; to protect portfolio value; to enhance income; as a cash management tool; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower fund total return, and the potential loss from their use could exceed the fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of fund net asset value.

T. ROWE PRICE                                 28
   Borrowing Money and Transferring Assets

   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.


   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.


   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Portfolio Turnover

   The fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of the fund's investment program, its portfolio turnover rate may exceed 100%. Although the fund does not expect to generate any taxable income, a high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rates are listed in the table in the Financial Highlights section.

   Sector Concentration

   It is possible that the fund could have a considerable amount of assets (25% or more) in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as transportation bonds.

   Credit-Quality Considerations

   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

   Table 5 shows the rating scale used by the major rating agencies, and Table 6 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

INVESTING WITH T. ROWE PRICE                  29

 Table 5  Ratings of Municipal Debt Securities
                   Moody's        Standard &
                   Investors      Poor's           Fitch
                   Service, Inc.  Corporation      IBCA, Inc.            Definition
  Long Term         Aaa            AAA              AAA                   Highest quality
                   ----------------------------------------------------------------------------------------------
                    Aa             AA               AA                    High quality
                   ----------------------------------------------------------------------------------------------
                    A              A                A                     Upper medium grade
                   ----------------------------------------------------------------------------------------------
                    Baa            BBB              BBB                   Medium grade
                   Moody's                         S&P                            Fitch IBCA
  Short Term        MIG1/ VMIG1    Best quality     SP1+   Very strong quality     F-1+   Exceptionally strong
                                                    SP1    Strong grade                   quality
                                                                                   F-1    Very strong quality
                   ----------------------------------------------------------------------------------------------
                    MIG2/ VMIG2    High quality     SP2    Satisfactory grade      F-2    Good quality
                   ----------------------------------------------------------------------------------------------
  Commercial        P-1            Superior         A-1+   Extremely strong        F-1+   Exceptionally strong
  Paper                            quality                 quality                        quality
                                                    A-1    Strong quality          F-1    Very strong quality
                   ----------------------------------------------------------------------------------------------
                    P-2            Strong quality   A-2    Satisfactory quality    F-2    Good quality
 ---------------------------------------------------------------------------------------------------------------------



 Table 6  Explanation of Quality Ratings
                                        Bond
                                        Rating    Explanation
  Moody's Investors                      Aaa       Highest quality, smallest degree of
  Service, Inc.                                    investment risk.
                                        -----------------------------------------------------
                                         Aa        High quality; together with Aaa bonds,
                                                   they compose the high-grade bond group.
                                        -----------------------------------------------------
                                         A         Upper-medium-grade obligations; many
                                                   favorable investment attributes.
                                        -----------------------------------------------------
                                         Baa       Medium-grade obligations; neither highly
                                                   protected nor poorly secured. Interest
                                                   and principal appear adequate for the
                                                   present, but certain protective elements
                                                   may be lacking or may be unreliable over
                                                   any great length of time.
                                        -----------------------------------------------------
                                         Ba        More uncertain with speculative
                                                   elements. Protection of interest and
                                                   principal payments not well safeguarded
                                                   in good and bad times.
                                        -----------------------------------------------------
                                         B         Lack characteristics of desirable
                                                   investment; potentially low assurance of
                                                   timely interest and principal payments
                                                   or maintenance of other contract terms
                                                   over time.
                                        -----------------------------------------------------
                                         Caa       Poor standing, may be in default;
                                                   elements of danger with respect to
                                                   principal or interest payments.
                                        -----------------------------------------------------
                                         Ca        Speculative in high degree; could be in
                                                   default or have other marked
                                                   shortcomings.
                                        -----------------------------------------------------
                                         C         Lowest rated. Extremely poor prospects
                                                   of ever attaining investment standing.
 -------------------------------------------------------------------------------------------------
  Standard & Poor's                      AAA       Highest rating; extremely strong
  Corporation                                      capacity to pay principal and interest.
                                         AA        High quality; very strong capacity to
                                                   pay principal and interest.
                                        -----------------------------------------------------
                                         A         Strong capacity to pay principal and
                                                   interest; somewhat more susceptible to
                                                   the adverse effects of changing
                                                   circumstances and economic conditions.
                                        -----------------------------------------------------
                                         BBB       Adequate capacity to pay principal and
                                                   interest; normally exhibit adequate
                                                   protection parameters, but adverse
                                                   economic conditions or changing
                                                   circumstances more likely to lead to
                                                   weakened capacity to pay principal and
                                                   interest than for higher-rated bonds.
                                        -----------------------------------------------------
                                         BB, B,    Predominantly speculative with respect
                                         CCC, CC   to the issuer's capacity to meet
                                                   required interest and principal
                                                   payments. BB - lowest degree of
                                                   speculation;
                                                   CC - the highest degree of speculation.
                                                   Quality and protective characteristics
                                                   outweighed by large uncertainties or
                                                   major risk exposure to adverse
                                                   conditions.
                                        -----------------------------------------------------
                                         D         In default.
                                        -----------------------------------------------------
  Fitch IBCA, Inc.                       AAA       Highest quality; obligor has
                                                   exceptionally strong ability to pay
                                                   interest and repay principal, which is
                                                   unlikely to be affected by reasonably
                                                   foreseeable events.
                                        -----------------------------------------------------
                                         AA        Very high quality; obligor's ability to
                                                   pay interest and repay principal is very
                                                   strong. Because bonds rated in the AAA
                                                   and AA categories are not significantly
                                                   vulnerable to foreseeable future
                                                   developments, short-term debt of these
                                                   issuers is generally rated F-1+.
                                        -----------------------------------------------------
                                         A         High quality; obligor's ability to pay
                                                   interest and repay principal is
                                                   considered to be strong, but may be more
                                                   vulnerable to adverse changes in
                                                   economic conditions and circumstances
                                                   than higher-rated bonds.
                                        -----------------------------------------------------
                                         BBB       Satisfactory credit quality; obligor's
                                                   ability to pay interest and repay
                                                   principal is considered adequate.
                                                   Unfavorable changes in economic
                                                   conditions and circumstances are more
                                                   likely to adversely affect these bonds
                                                   and impair timely payment. The
                                                   likelihood that the ratings of these
                                                   bonds will fall below investment grade
                                                   is higher than for higher-rated bonds.
                                        -----------------------------------------------------
                                         BB,       Not investment grade; predominantly
                                         CCC,      speculative with respect to the issuer's
                                         CC, C     capacity to repay interest and principal
                                                   in accordance with the terms of the
                                                   obligation for bond issues not in
                                                   default. BB is the least speculative. C
                                                   is the most speculative.
 -------------------------------------------------------------------------------------------------

 INVESTING WITH T. ROWE PRICE
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 7, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

INVESTING WITH T. ROWE PRICE                  31

 Table 7  Financial Highlights
                                         Year ended February 28
                          1996/a/    1997       1998        1999       2000/a/
 -------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $ 10.14    $ 10.61    $ 10.52    $  10.75    $ 10.86
  Income From Investment Operations
  Net investment income    0.47/b/    0.46/b/    0.46/b/     0.46/b/     0.46
                         --------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and              0.47      (0.07)      0.23        0.11      (0.60)
  unrealized)
                         --------------------------------------------------------
  Total from investment
  operations                0.94       0.39       0.69        0.57      (0.14)
  Less Distributions
  Dividends (from net      (0.47)     (0.46)     (0.46)      (0.46)     (0.46)
  investment income)
                         --------------------------------------------------------
  Distributions (from       --        (0.02)      --          --        (0.02)
  capital gains)
                         --------------------------------------------------------
  Total distributions      (0.47)     (0.48)     (0.46)      (0.46)     (0.48)
                         --------------------------------------------------------
  Net asset value,       $ 10.61    $ 10.52    $ 10.75    $  10.86    $ 10.24
  end of period
                         --------------------------------------------------------
  Total return              9.41%/b/   3.81%/b/   6.71%/b/    5.37%/b/  (1.32%)
  Ratios/Supplemental Data
  Net assets, end of     $67,260    $78,783    $90,941    $102,620    $84,116
  period (in thousands)
                         --------------------------------------------------------
  Ratio of expenses to      0.60%/b/   0.60%/b/   0.60%/b/    0.60%/b/   0.60%
  average net assets
                         --------------------------------------------------------
  Ratio of net income       4.47%/b/   4.39%/b/   4.35%/b/    4.23%/b/   4.35%
  to average net assets
                         --------------------------------------------------------
  Portfolio turnover        98.7%      75.8%      25.0%       26.9%      30.9%
  rate
 -------------------------------------------------------------------------------------




 /a/       Year ended February 29.

 /b/
   Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through February 28, 1999.

T. ROWE PRICE                                 32
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

 Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts. In addition, the fund does not accept purchases made by credit card check.

via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

INVESTING WITH T. ROWE PRICE                  33

via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number


Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until we receive a signed New Account Form.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for Automatic Asset Builder and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

T. ROWE PRICE                                 34
By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.


via U.S. Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

INVESTING WITH T. ROWE PRICE                  35
By Phone
Call Shareholder Services

If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

via private carriers/overnight services

T. Rowe Price Account Services Mailcode 17302 4515 Painters Mill Road Owings Mills, MD 21117-4903



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has

T. ROWE PRICE                                 36
been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; and
(7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect the fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

INVESTING WITH T. ROWE PRICE                  37
Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access

24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com
After authorizing this service, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

T. ROWE PRICE                                 38
Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder

You can instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------

To Open an Account 1-800-638-5660 For Existing Brokerage Customers
1-800-225-7720
Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers/*/. We also provide a wide range of services, including:

Automated Telephone and Computer Services

You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Internet-Trader, you will pay a commission of $24.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Internet-Trader save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of

INVESTING WITH T. ROWE PRICE                  39
the same securities free of charge. Dividend payments must be $10.00 or greater to qualify for reinvestment. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.


/*Services //v//ary //b//y //f//irm./

/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------

To help shareholders monitor their investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
Walk-in
Investor Centers
 For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
 101 East Lombard Street

Owings Mills
 Three Financial Center 4515 Painters Mill Road

Boston Area
 386 Washington Street Wellesley

Colorado Springs
 4410 ArrowsWest Drive

Los Angeles Area
 Warner Center 21800 Oxnard Street Suite 270 Woodland Hills

Tampa
 4200 West Cypress Street 10th Floor

Washington, D.C.
 900 17th Street, N.W. Farragut Square
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com


(LOGO)
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 F91-040 7/1/00
1940 Act File No. 811-4521

 PROSPECTUS
                                                                    July 1, 2000
Georgia Tax-FreeBond Fund


 A long-term bond fund seeking income exempt from federal and Georgia state income taxes.
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TROWEPRICERAMLOGO

T. Rowe Price State Tax-Free Income Trust
  Georgia Tax-Free Bond Fund
Prospectus

July 1, 2000

1             ABOUT THE FUND
              Objective, Strategy, Risks, and Expenses      1
              -----------------------------------------------
              Other Information About the Fund              5
              -----------------------------------------------
              Some Characteristics of Municipal             7
              Securities
              -----------------------------------------------
              Some Basics of Fixed Income Investing         9
              -----------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving                 11
              Sale Proceeds
              -----------------------------------------------
              Distributions and Taxes                      12
              -----------------------------------------------
              Transaction Procedures and                   15
              Special Requirements
              -----------------------------------------------

3             MORE ABOUT THE FUND
              Organization and Management                  18
              -----------------------------------------------
              Understanding Performance Information        19
              -----------------------------------------------
              Investment Policies and Practices            21
              -----------------------------------------------
              Financial Highlights                         29
              -----------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                         31
              and Transaction Information
              -----------------------------------------------
              Opening a New Account                        31
              -----------------------------------------------
              Purchasing Additional Shares                 33
              -----------------------------------------------
              Exchanging and Redeeming                     33
              -----------------------------------------------
              Rights Reserved by the Fund                  35
              -----------------------------------------------
              Information About Your Services              35
              -----------------------------------------------
              T. Rowe Price Brokerage                      37
              -----------------------------------------------
              Investment Information                       38
              -----------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $185.2 billion, including over $7 billion in municipal bond assets, for more than eight million individual and institutional investor accounts as of March 31, 2000.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section reviews its major characteristics.


 What is the fund's objective?

   The fund seeks to provide the highest level of income exempt from federal and Georgia state income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade Georgia municipal bonds.


 What is the fund's principal investment strategy?

   We will invest at least 65% of total assets in Georgia municipal bonds. The fund's weighted average maturity is expected to exceed 15 years.

   The fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The fund may occasionally purchase below-investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund's noninvestment-grade bonds to exceed 5% of its net assets.

   Investment decisions reflect the manager's outlook for interest rates and the economy as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities to provide higher yield and greater appreciation potential. And if our economic outlook is positive, we may take advantage of the fund's 5% "basket" for noninvestment-grade bonds. From time to time, the fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity bonds. The fund may sell holdings for a variety of reasons, such as to adjust average maturity or quality or to shift assets into higher-yielding securities.

   The fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Georgia state income taxes. The fund will generally purchase these securities when they offer a comparably attractive combination of risk and return.

T. ROWE PRICE                                 2
   Due to seasonal variations or shortages in the supply of suitable Georgia securities, the fund may invest in municipals whose interest is exempt from federal but not Georgia state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of the fund's annual income.

   While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and municipal warrants, in keeping with fund objectives.

  . Income from Georgia municipal securities is exempt from federal and Georgia state income taxes.


 What are the main risks of investing in the fund?

   Any of the following could cause a decline in your fund's price or income.

  . Interest rate risk This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

   While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

  . Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

   As of June 1, 2000, the state of Georgia was rated Aaa by Moody's and AAA by Standard & Poor's and Fitch.

   The fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary from the state's general obligations.

   While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. We may retain a security whose credit quality is downgraded after purchase.

  . Political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

  . Nondiversified risk Because it is nondiversified, the fund can invest more of its assets in a smaller number of issuers than diversified funds. This could result in greater potential losses than funds investing in a broader variety of issues.

ABOUT THE FUND                                3
  . Geographical risk A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state.

  . Political risk This is the chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

  . Other risks Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

   Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

  . Derivatives risk To the extent the fund uses these instruments, it may be exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you can accept the possibility of share price decline in an effort to achieve income exempt from federal and Georgia state income taxes, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal stability and liquidity, you should consider a money market fund.

   The fund is inappropriate for tax-deferred accounts, such as IRAs.

  . The fund should not represent your complete investment program or be used for short-term trading purposes.

T. ROWE PRICE                                 4
 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.



           Calendar Year Total Returns

  "95"    "96"    "96"    "97"    "98"     "99"
 ------------------------------------------------
 -5.91   17.80    3.91    9.69    6.17    -3.64
 ------------------------------------------------



          Quarter ended              Total return

 Best quarter                            3/31/95 7.04%

 Worst quarter                           3/31/94 -6.36%



 The fund's return for the 3 months ended 3/31/00 was 2.87%.

 Table 1  Average Annual Total Returns
                                                   Periods ended
                                                 December 31, 1999
                                                             Since inception
                                         1 year   5 years       (3/31/93)
 ----------------------------------------------------------------------------
  Georgia Tax-Free Bond Fund             -3.64%    6.55%          5.35%

  Lehman Brothers Municipal Bond Index   -2.06     6.91           5.48
  Lipper Georgia Municipal Debt Funds    -4.51     6.04           4.60
  Average
 ----------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any. Lehman indices do not reflect the deduction of any fees or expenses.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
 -------------------------------------------------------------------------------------
  Management fee                                           0.42%/a/
  Other expenses                                           0.33%
  Total annual fund operating
  expenses                                                 0.75%/a/
  Fee waiver/expense reimbursement                         0.10%
  Net expenses                                             0.65%
 -------------------------------------------------------------------------------------

ABOUT THE FUND                                5
 a Effective March 1, 1999, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through February 28, 2001, to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund's expense ratio is below 0.65%; however, no reimbursement will be made after February 28, 2003, or if it would result in the expense ratio exceeding 0.65%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

   1 year       3 years       5 years        10 years
 -------------------------------------------------------
     $66          $230          $407           $921
 -------------------------------------------------------




 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are the fund's potential rewards?

   The regular income dividends you receive from the fund should be exempt from federal income taxes. They will also be exempt from Georgia state taxes for shareholders who live in Georgia.


 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding or sector on the fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's sensitivity to interest rate changes.

T. ROWE PRICE                                 6
 What is the credit quality of Georgia general obligations?

   Georgia's general obligation credit is rated "triple A" by all three of the major rating agencies as of June 1, 2000. The state has maintained these ratings for several years due to strong economic growth and conservative financial management. Georgia finished 1999 with a budget surplus of over $700 million and it holds nearly as much in reserves, the highest in the state's history. Unemployment levels in the state remain near or at historical lows. Georgia's debt levels are limited by the state constitution, which states that maximum annual debt service is limited to 10% of total revenue receipts of the state treasury.


 What about the quality of the fund's other holdings?

   In addition to the state's general obligations, the fund will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Georgia depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary from that of the state's general obligations.

   As of June 1, 2000, Puerto Rico's general obligations were rated Baa1 by Moody's and A by Standard & Poor's.


 What are derivatives and can the fund invest in them?

   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella - from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" became widely known among the investing public relatively recently, derivatives have in fact been employed by investment managers for many years.

   The fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The fund limits its use of derivatives to situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust fund duration.

ABOUT THE FUND                                7
   The fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of a long-term investment-grade bond.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.



 SOME CHARACTERISTICS OF MUNICIPAL SECURITIES
 ----------------------------------------------------------

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipals and municipal funds?

   The regular income dividends you receive should be exempt from regular federal income taxes. A portion of these dividends may also be exempt from your state and local income tax (if any). However, fund capital gain distributions are taxable to you. (See Useful Information on Distributions and Taxes for details.)

  . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, the fund will not purchase a security if, as a result, more than 20% of the fund's income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Distributions and Taxes -Taxes on Fund Distributions.)

T. ROWE PRICE                                 8
   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.


 Table 3  Taxable-Equivalent Yields
  If your                                    A tax-free yield of
  federal tax                       2%     3%     4%     5%     6%     7%
  rate is:                               Equals a taxable yield of:
  28%                              2.8%   4.2%   5.6%   6.9%   8.3%    9.7%
                                   ------------------------------------------
  31%                              2.9    4.3    5.8    7.2    8.7    10.1
                                   ------------------------------------------
  36%                              3.1    4.7    6.2    7.8    9.4    10.9
                                   ------------------------------------------
  39.6%                            3.3    5.0    6.6    8.3    9.9    11.6
 ---------------------------------------------------------------------------------




 SOME BASICS OF FIXED INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)

ABOUT THE FUND                                9
 Is yield the same as total return?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.


 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond's life.

T. ROWE PRICE                                 10
   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share price by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.


 Table 4  How Interest Rates May Affect Bond Prices
                                  Price per $1,000 of a Municipal Bond if Interest Rates:
                                     Rates                        Rates
  Bond maturity          Coupon     Increase                     Decrease
                                       1%            2%             1%             2%
  1 year          2001   4.30%        $990          $981          $1,010         $1,020
                                 -----------------------------------------------------------
  3 years         2003   4.86          973           947           1,028          1,057
                                 -----------------------------------------------------------
  5 years         2005   4.96          957           917           1,045          1,092
                                 -----------------------------------------------------------
  10 years        2010   5.16          926           859           1,081          1,170
                                 -----------------------------------------------------------
  20 years        2020   5.69          891           797           1,129          1,281
                                 -----------------------------------------------------------
  30 years        2030   5.80          873           769           1,158          1,356
 ------------------------------------------------------------------------------------------------


 The table reflects yields on AAA-rated municipals as of April 30, 2000. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

 ABOUT YOUR ACCOUNT
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for a fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000

T. ROWE PRICE                                 12
   banks, savings banks, and credit unions. Proceeds sent by ACH transfer should be credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are ordinarily paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

ABOUT THE FUND                                13
   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from the fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . A fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

T. ROWE PRICE                                 14
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. However, if you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

ABOUT THE FUND                                15
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If you pay with a check or ACH transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than

T. ROWE PRICE                                 16
   $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades in your account or accounts controlled by you can disrupt management of the fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, or if your trade activity involves market timing, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases and redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party, you can make one purchase and one sale involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases and redemptions are exempt from this policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be

ABOUT THE FUND                                17
   deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts, but a separate custodial fee may apply to such accounts.


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust. The fund was organized in 1993 and is a "nondiversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  . Shareholders benefit from T. Rowe Price's 63 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.


 Who runs the fund?

   General Oversight
   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the fund's investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

ABOUT THE FUND                                19
  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Hugh D. McGuirk, Chairman, Patricia S. Deford, Robert A. Donahue, Konstantine
   B. Mallas, Mary J. Miller, and Arthur S. Varnado. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. McGuirk joined T. Rowe Price in 1993 as a trader and has been a member of the fund's advisory committee since 1994. He has been managing investments since 1997 when he was appointed the fund's chairman.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
    0.334%/a/         First $50 billion

    0.305%            Next $30 billion

    0.300%            Next $40 billion

    0.295%            Thereafter
    -------------------------------------


   /a/     Represents a blended group fee rate containing various break points.

   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of over $108 billion at February 29, 2000, the group fee was 0.32%. The individual fund fee is 0.10%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.

T. ROWE PRICE                                 20
 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield-also called the standardized yield-may differ from the dividend yield.

ABOUT THE FUND                                21
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies are adhered to at the time of investment. A later change in circumstances does not cause a violation of the restriction and will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, fund investments in residual interest bonds are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of fund securities and investment management practices.

   Fundamental policy The fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the

T. ROWE PRICE                                 22
   end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Municipal Securities
   Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the fund may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  . In purchasing municipals, the fund relies on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, the fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal and Georgia state income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, there is no limit on fund investments in high-quality, short-term securities whose income is subject to federal and Georgia state income taxes.

   Operating policy Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

ABOUT THE FUND                                23
   In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.

   Municipal Warrants
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

   Operating policy Fund investments in municipal warrants are limited to 2% of total assets.

   Securities With "Puts"
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This feature enhances a security's liquidity by dramatically shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a feature terminates prior to being exercised, the fund may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

T. ROWE PRICE                                 24
   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the fund. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   Derivatives and synthetics in which the fund may invest include:

  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy Fund investments in residual interest bonds are limited to 10% of total assets.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on fund investments in these securities.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that repre-

ABOUT THE FUND                                25
   sents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect fund total return.

   Operating policy Fund investments in embedded interest rate swaps and caps are limited to 10% of total assets.

  . Index Total Return Swaps This investment vehicle allows a fund to participate in the municipal market in a generic fashion without buying or selling individual municipal securities. As such, index swaps can be used to "buy" the index (if we expect municipal yields to fall and prices to rise) or to "sell" the index (if we expect municipal yields to rise and prices to fall). The fund will make or receive a payment (at the swap termination date) based on a comparison of the value of the index at swap termination versus the value at swap initiation. Index swaps can be customized as to par amount, maturity along the yield curve, and term (or length) of the swap. Thus, an intermediate fund may prefer a swap pegged to the 10-year maturity within the index while a long fund may prefer a 20-year maturity. The index can be designated to be any widely followed benchmark for municipal yields. If the fund's view of interest rates at the time of entering into the swap is incorrect, it would likely lose money from these investments.

   Operating policy Fund investments in index total return swaps are limited to 10% of total assets.

   Private Placements
   The fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy Fund investments in illiquid securities, including unmarketable private placements, are limited to 15% of net assets.

T. ROWE PRICE                                 26
 Types of Investment Management Practices

   Reserve Position
   A portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions provide flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring the fund's weighted average maturity; and serve as a short-term defense during periods of unusual market volatility. Fund reserve positions can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, the fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. The fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, futures (and options on futures) may be bought or sold in an effort to accomplish any number of objectives, including: to hedge against a potentially unfavorable change in interest rates and to adjust fund exposure to the municipal bond market; to protect portfolio value; to enhance income; as a cash management tool; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower fund total return, and the potential loss from their use could exceed the fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of fund net asset value.

ABOUT THE FUND                                27
   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Portfolio Turnover
   The fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of the fund's investment program, its portfolio turnover rate may exceed 100%. Although the fund does not expect to generate any taxable income, a high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rates are listed in the table in the Financial Highlights section.

   Sector Concentration
   It is possible that the fund could have a considerable amount of assets (25% or more) in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as transportation bonds.

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

T. ROWE PRICE                                 28
   Table 5 shows the rating scale used by the major rating agencies, and Table 6 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 5  Ratings of Municipal Debt Securities
                   Moody's        Standard &
                   Investors      Poor's           Fitch
                   Service, Inc.  Corporation      IBCA, Inc.            Definition
  Long Term         Aaa            AAA              AAA                   Highest quality
                   ----------------------------------------------------------------------------------------------
                    Aa             AA               AA                    High quality
                   ----------------------------------------------------------------------------------------------
                    A              A                A                     Upper medium grade
                   ----------------------------------------------------------------------------------------------
                    Baa            BBB              BBB                   Medium grade
                   Moody's                         S&P                            Fitch IBCA
  Short Term        MIG1/ VMIG1    Best quality     SP1+   Very strong quality     F-1+   Exceptionally strong
                                                    SP1    Strong grade                   quality
                                                                                   F-1    Very strong quality
                   ----------------------------------------------------------------------------------------------
                    MIG2/ VMIG2    High quality     SP2    Satisfactory grade      F-2    Good quality
                   ----------------------------------------------------------------------------------------------
  Commercial        P-1            Superior         A-1+   Extremely strong        F-1+   Exceptionally strong
  Paper                            quality                 quality                        quality
                                                    A-1    Strong quality          F-1    Very strong quality
                   ----------------------------------------------------------------------------------------------
                    P-2            Strong quality   A-2    Satisfactory quality    F-2    Good quality
 ---------------------------------------------------------------------------------------------------------------------



 Table 6  Explanation of Quality Ratings
                                        Bond
                                        Rating  Explanation
  Moody's Investors                      Aaa     Highest quality, smallest degree of
  Service, Inc.                                  investment risk.
                                        -----------------------------------------------------
                                         Aa      High quality; together with Aaa bonds,
                                                 they compose the high-grade bond group.
                                        -----------------------------------------------------
                                         A       Upper-medium-grade obligations; many
                                                 favorable investment attributes.
                                        -----------------------------------------------------
                                         Baa     Medium-grade obligations; neither highly
                                                 protected nor poorly secured. Interest and
                                                 principal appear adequate for the present,
                                                 but certain protective elements may be
                                                 lacking or may be unreliable over any
                                                 great length of time.
                                        -----------------------------------------------------
                                         Ba      More uncertain with speculative elements.
                                                 Protection of interest and principal
                                                 payments not well safeguarded in good and
                                                 bad times.
                                        -----------------------------------------------------
                                         B       Lack characteristics of desirable
                                                 investment; potentially low assurance of
                                                 timely interest and principal payments or
                                                 maintenance of other contract terms over
                                                 time.
                                        -----------------------------------------------------
                                         Caa     Poor standing, may be in default; elements
                                                 of danger with respect to principal or
                                                 interest payments.
                                        -----------------------------------------------------
                                         Ca      Speculative in high degree; could be in
                                                 default or have other marked
                                                 shortcomings.
                                        -----------------------------------------------------
                                         C       Lowest rated. Extremely poor prospects of
                                                 ever attaining investment standing.
 -------------------------------------------------------------------------------------------------

ABOUT THE FUND                                29

 Table 6  Explanation of Quality Ratings (continued)
  Standard & Poor's                                 AAA       Highest rating; extremely strong capacity to pay principal and interes
  Corporation
                                                    --------------------------------------------------------------------------------
                                                    AA        High quality; very strong capacity to pay principal and interest.

                                                    --------------------------------------------------------------------------------
                                                    A         Strong capacity to pay principal and interest; somewhat more susceptib adverse effects of changing circumstances and economic conditions.
                                                    --------------------------------------------------------------------------------
                                                    BBB       Adequate capacity to pay principal and interest; normally exhibit adeq protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principa interest than for higher-rated bonds.
                                                    --------------------------------------------------------------------------------
                                                    BB, B,    Predominantly speculative with respect to the issuer's capacity to mee
                                                    CCC,      interest and principal payments. BB - lowest degree of speculation;
                                                    CC        CC - the highest degree of speculation. Quality and protective charact outweighed by large uncertainties or major risk exposure to adverse co
                                                    --------------------------------------------------------------------------------
                                                    D         In default.

                                                    --------------------------------------------------------------------------------
  Fitch IBCA, Inc.                                  AAA       Highest quality; obligor has exceptionally strong ability to pay inter principal, which is unlikely to be affected by reasonably foreseeable
                                                    --------------------------------------------------------------------------------
                                                    AA        Very high quality; obligor's ability to pay interest and repay princip
                                                              Because bonds rated in the AAA and AA categories are not significantly to foreseeable future developments, short-term debt of these issuers i rated F-1+.
                                                    --------------------------------------------------------------------------------
                                                    A         High quality; obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic cond and circumstances than higher-rated bonds.
                                                    --------------------------------------------------------------------------------
                                                    BBB       Satisfactory credit quality; obligor's ability to pay interest and rep considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impa payment. The likelihood that the ratings of these bonds will fall belo grade is higher than for higher-rated bonds.
                                                    --------------------------------------------------------------------------------
                                                    BB,       Not investment grade; predominantly speculative with respect to the is
                                                    CCC,      capacity to repay interest and
                                                    CC, C     principal in accordance with the terms of the
                                                              obligation for bond issues not in default. BB is the least speculative speculative.
 -----------------------------------------------------------------------------------------------------------------------------------





 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 7, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

T. ROWE PRICE                                 30

 Table 7  Financial Highlights
                                         Year ended February 28
                         1996 /a/    1997       1998       1999       2000/a/
 -------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $  9.93    $ 10.44    $ 10.44    $ 10.92    $ 11.03
  Income From Investment Operations
  Net investment income    0.52/b/    0.52/b/    0.51/b/    0.50/b/    0.50/b/
                         --------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and              0.51         --       0.48       0.11      (0.88)
  unrealized)
                         --------------------------------------------------------
  Total from investment
  operations                1.03       0.52       0.99       0.61      (0.38)
  Less Distributions
  Dividends (from net      (0.52)     (0.52)     (0.51)     (0.50)     (0.50)
  investment income)
                         --------------------------------------------------------
  Distributions (from         --         --         --         --         --
  capital gains)
                         --------------------------------------------------------
  Total distributions      (0.52)     (0.52)     (0.51)     (0.50)     (0.50)
                         --------------------------------------------------------
  Net asset value,       $ 10.44    $ 10.44    $ 10.92    $ 11.03    $ 10.15
  end of period
                         --------------------------------------------------------
  Total return             10.62%/b/   5.15%/b/   9.70%/b/   5.73%/b/  (3.46%)/b/
  Ratios/Supplemental Data
  Net assets, end of     $32,500    $38,726    $49,455    $62,037    $57,380
  period (in thousands)
                         --------------------------------------------------------
  Ratio of expenses to      0.65%/b/   0.65%/b/   0.65%/b/   0.65%/b/   0.65%/b/
  average net assets
                         --------------------------------------------------------
  Ratio of net income       5.09%/b/   5.01%/b/   4.79%/b/   4.59%/b/   4.78%/b/
  to average net assets
                         --------------------------------------------------------
  Portfolio turnover        71.5%      71.1%      49.0%      19.9%      48.5%
  rate
 -------------------------------------------------------------------------------------


 /a/       Year ended February 29.

 /b/
   Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 2001.

 INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
                                                       Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

                                                          Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

                                                            Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

                                                                         By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts. In addition, the fund does not accept purchases made by credit card check.

T. ROWE PRICE                                 32
via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

                                                                         By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until we receive a signed New Account Form.

                                                                     By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

                                                                       In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

ABOUT THE FUND                                33
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for Automatic Asset Builder and gifts or transfers to minors (UGMA/UTMA) accounts

                                                                 By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

                                                                         By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

                                                                         By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

                                                      By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
                                                                Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

T. ROWE PRICE                                 34
                                                                     Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

                                                                        By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

                                                                         By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

via private carriers/overnight services
T. Rowe Price Account Services Mail Code 17302 4515 Painters Mill Road Owings Mills, MD 21117-4903

ABOUT THE FUND                                35
 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------
The fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; and (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect the fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
            Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660 Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

T. ROWE PRICE                                 36
Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

                                                                Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

                  Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days Tele*Access
24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

                                                  Web Address www.troweprice.com
After authorizing this service, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

                                                Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

                                                  Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

                                                            Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

ABOUT THE FUND                                37
By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

                                                                    Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

                                                             Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You can instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
              To Open an Account 1-800-638-5660 For Existing Brokerage Customers
                                                                  1-800-225-7720
Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers/*/. We also provide a wide range of services, including:

Automated Telephone and Computer Services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Internet-Trader, you will pay a commission of $24.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Inter-

T. ROWE PRICE                                 38
net-Trader save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Dividend payments must be $10.00 or greater to qualify for reinvestment. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.

/*Services vary by firm./

/T. Rowe Price Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

ABOUT THE FUND                                39
Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http:// www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
Walk-in
Investor Centers
 For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
 101 East Lombard Street

Owings Mills
 Three Financial Center 4515 Painters Mill Road

Boston Area
 386 Washington Street Wellesley

Colorado Springs
 4410 ArrowsWest Drive

Los Angeles Area
 Warner Center 21800 Oxnard Street Suite 270 Woodland Hills

Tampa
 4200 West Cypress Street 10th Floor

Washington, D.C.
 900 17th Street, N.W. Farragut Square
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com



LOGO

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

                                                              F92-040 7/1/00

1940 Act File No. 811-4521

 PROSPECTUS
                                                                    July 1, 2000
Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund


 Short- and long-term bond funds seeking income that is exempt from federal and Maryland state and local income taxes.

TROWEPRICERAMLOGO
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price State Tax-Free Income Trust
  Maryland Short-Term Tax-Free Bond Fund
  Maryland Tax-Free Bond Fund
Prospectus

July 1, 2000

1             ABOUT THE FUNDS
              Objective, Strategy, Risks, and Expenses      1
              -----------------------------------------------
              Other Information About the Funds             6
              -----------------------------------------------
              Some Characteristics of Municipal             8
              Securities
              -----------------------------------------------
              Some Basics of Fixed Income Investing        10
              -----------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving                 12
              Sale Proceeds
              -----------------------------------------------
              Distributions and Taxes                      13
              -----------------------------------------------
              Transaction Procedures and                   16
              Special Requirements
              -----------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management                  19
              -----------------------------------------------
              Understanding Performance Information        21
              -----------------------------------------------
              Investment Policies and Practices            22
              -----------------------------------------------
              Financial Highlights                         31
              -----------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                         33
              and Transaction Information
              -----------------------------------------------
              Opening a New Account                        33
              -----------------------------------------------
              Purchasing Additional Shares                 35
              -----------------------------------------------
              Exchanging and Redeeming                     35
              -----------------------------------------------
              Rights Reserved by the Funds                 37
              -----------------------------------------------
              Information About Your Services              37
              -----------------------------------------------
              T. Rowe Price Brokerage                      39
              -----------------------------------------------
              Investment Information                       40
              -----------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $185.2 billion, including over $7 billion in municipal bond assets, for more than eight million individual and institutional investor accounts as of March 31, 2000.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether these funds are appropriate for you, this section reviews their major characteristics.


 What is each fund's objective?

   The Maryland Short-Term Tax-Free Bond Fund seeks to provide the highest level of income exempt from federal and Maryland state and local income taxes consistent with modest fluctuation in principal value.

   The Maryland Tax-Free Bond Fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Maryland state and local income taxes by investing primarily in investment-grade Maryland municipal bonds.


 What is each fund's principal investment strategy?

   The Maryland Short-Term Tax-Free Bond Fund will invest at least 65% of its total assets in investment-grade Maryland municipal bonds. The portfolio's weighted average maturity will not exceed three years, but there is no maturity limit on individual securities.

   The Maryland Tax-Free Bond Fund will invest at least 65% of its total assets in investment-grade Maryland municipal bonds. Its weighted average maturity is expected to exceed 15 years.

   Each fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The funds may occasionally purchase below-investment-grade securities (including those with the lowest or no rating) but no such purchase will be made if it would cause either fund's noninvestment-grade bonds to exceed 5% of its net assets.

   Investment decisions for each fund reflect the manager's outlook for interest rates and the economy as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities within each fund's maturity range to provide higher yield and greater appreciation potential. And if our economic outlook is positive, we may take advantage of the funds' 5% "baskets" for noninvestment-grade bonds. From time to time, a fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity

T. ROWE PRICE                                 2
   bonds. The funds may sell holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality or to shift assets into higher-yielding securities.

   Each fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Maryland state and local income taxes. The funds will generally purchase these securities when they offer a comparably attractive combination of risk and return.

   Due to seasonal variations or shortages in the supply of suitable Maryland securities, each fund may invest in municipals whose interest is exempt from federal but not Maryland income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of each fund's annual income.

   While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and municipal warrants, in keeping with fund objectives.

  . Income from Maryland municipal securities is exempt from federal and Maryland state and local income taxes.


 What are the main risks of investing in the funds?

   Any of the following could cause a decline in your fund's price or income.

  . Interest rate risk This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

   While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

  . Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

   As of June 1, 2000, the state of Maryland was rated Aaa by Moody's and AAA by Standard & Poor's and Fitch.

   Each fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary from the state's general obligations.

MORE ABOUT THE FUNDS                          3
   While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. We may retain a security whose credit quality is downgraded after purchase.

  . Political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

  . Nondiversified risk Because they are nondiversified, each fund can invest more of its assets in a smaller number of issuers than diversified funds. This could result in greater potential losses than funds investing in a broader variety of issues.

  . Geographical risk A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state.

  . Political risk This is the chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

  . Other risks Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

   Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

  . Derivatives risk To the extent each fund uses these instruments, it may be exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  . The share price and income level of each fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The funds can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you will need your principal in a relatively short time, or

T. ROWE PRICE                                 4
   want to minimize share price volatility, the Short-Term Tax-Free Bond Fund may be a good choice. However, if you are investing for higher tax-free income and can tolerate more share price volatility, you should consider the longer-term bond fund. If you are investing for principal stability and liquidity, you should consider a money market fund.

   Both funds are inappropriate for tax-deferred accounts, such as IRAs.

  . The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.


 How has each fund performed in the past?

   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.



                                Calendar Year Total Returns
      Fund        "90"   "91"   "92"   "93"   "94"   "95"   "96"   "97"   "98"   "99"
 -------------------------------------------------------------------------------------------
  Short-Term
  Tax-Free Bond    --      --    --      --   0.65   7.58  3.44   4.18   4.73    1.52
  Tax-Free Bond  6.23   11.21  8.55   12.70  -5.02  16.45  3.78   8.65   6.16   -3.15
 -------------------------------------------------------------------------------------------



 Short-Term Tax-Free Bond Fund Quarter ended Total return

 Best quarter   3/31/95   2.47%

 Worst quarter  3/31/94   -0.79%



 Tax-Free Bond Fund       Quarter ended Total return

 Best quarter   3/31/95   6.43%

 Worst quarter  3/31/94   -5.19%



 The Short-Term Tax-Free Bond Fund's return for the 3 months ended 3/31/00 was
   0.96%.

 The Tax-Free Bond Fund's return for the 3 months ended 3/31/00 was 2.91%.

 Table 1  Average Annual Total Returns
                            Periods ended December 31, 1999
                                          Shorter of 10 years
                         1 year  5 years   or since inception    Inception date
 ------------------------
  Short-Term Tax-Free
  Bond Fund               1.52%   4.27%          3.94%              1/29/93
  Lehman Brothers 3-
  Year State General
  Obligation Municipal
  Bond Index              1.89    5.12           4.56
  Lipper Short
  Municipal Debt Funds    1.69    4.32           3.85
  Average
 ------------------------                                       ----------------
  Lipper Short
  Municipal Debt Funds
  Index                   2.07    4.38             --

  Tax-Free Bond Fund     -3.15    6.19           6.36%              3/31/87
  Lehman Brothers
  Municipal Bond Index   -2.06    6.91           6.89
  Lipper Maryland
  Municipal Debt Funds
  Average                -3.78    5.77           6.10
  Lipper Maryland
  Municipal Debt Funds   -3.83    5.77             --
  Index
 -------------------------------------------------------------------------------

MORE ABOUT THE FUNDS                          5
 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any. Lehman indices do not reflect the deduction of any fees or expenses.


 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


 Table 2  Fees and Expenses of the Funds
                    Annual fund operating expenses
            (expenses that are deducted from fund assets)
                     Management     Other     Total annual fund
  Fund                  fee        expenses   operating expenses
 ----------------------------------------------------------------------
  Short-Term           0.42%        0.18%           0.60%
  Tax-Free Bond/a/
                    ----------------------------------------------
  Tax-Free Bond        0.42         0.09            0.51
 ----------------------------------------------------------------------


 a Effective March 1, 1999, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through February 28, 2001, to the extent such fees or expenses would cause the fund's ratio of expenses to average net asssets to exceed 0.60%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund's expense ratio is below 0.60%; however, no reimbursement will be made after February 28, 2003, or if it would result in the expense ratio exceeding 0.60%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under previous expense limitations for which T. Rowe Price may be reimbursed.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

T. ROWE PRICE                                 6

  Fund                      1 year   3 years   5 years   10 years
 -----------------------------------------------------------------------

  Short-Term Tax-Free Bond    $61      $192      $335      $750
                            ---------------------------------------
  Tax-Free Bond                52       164       285       640
 -----------------------------------------------------------------------




 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are the funds' potential rewards?

   The regular income dividends you receive from the funds should be exempt from federal income taxes. They are also expected to be exempt from Maryland state taxes for shareholders who live in Maryland.

   The Maryland Short-Term Tax-Free Bond Fund is expected to provide a higher level of tax-free income than a money market fund and less share price volatility than the Maryland Tax-Free Bond Fund.

   The Maryland Tax-Free Bond Fund is expected to provide higher income and also have greater share price fluctuation than the Maryland Short-Term Tax-Free Bond Fund.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding or sector on a fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's sensitivity to interest rate changes.


 What is the credit quality of Maryland general obligations?

   The state's general obligations (bonds backed by the state's full taxing and revenue raising resources) were rated Aaa by Moody's and AAA by Standard & Poor's and Fitch as of June 1, 2000. The highest quality ratings reflect Maryland's strong financial and debt management practices and stable economic performance. The state reported a surplus for its fiscal year ending June 30, 1999 and an increase in its reserves. Maryland also projects another surplus for the year ending June 30, 2000. The state's Capital Debt Affordability Committee has

MORE ABOUT THE FUNDS                          7
   kept debt levels manageable by placing a yearly limit on the issuance of new general obligation bonds. The state expects economic growth to maintain a stable course.

  . Credit ratings and the financial and economic conditions of the state and local governments, public authorities, and others in which a fund may invest are subject to change at any time.


 What about the quality of the funds' other holdings?

   In addition to the state's general obligations, each fund will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Maryland depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary from that of the state's general obligations.

   As of June 1, 2000, Puerto Rico's general obligations were rated Baa1 by Moody's and A by Standard & Poor's.


 What are derivatives and can each fund invest in them?

   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella - from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" became widely known among the investing public relatively recently, derivatives have in fact been employed by investment managers for many years.

   Each fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. Each fund limits its use of derivatives to situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust portfolio duration.

T. ROWE PRICE                                 8
   These funds will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of 1) a three-year investment-grade bond for the Short-Term Tax-Free Bond Fund; or 2) a long-term investment-grade bond for the Tax-Free Bond Fund.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the funds may purchase as well as types of management practices the funds may use.



 SOME CHARACTERISTICS OF MUNICIPAL SECURITIES
 ----------------------------------------------------------

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipals and municipal funds?

   The regular income dividends you receive should be exempt from regular federal income taxes. A portion of these dividends may also be exempt from your state and local income tax (if any). However, fund capital gain distributionsfunds are taxable to you. (See Useful Information on Distributions and Taxes for details.)

  . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, each fund will not purchase a security if, as a result, more than 20% of the fund's

MORE ABOUT THE FUNDS                          9
   income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Distributions and Taxes -Taxes on Fund Distributions.)

   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.


 Table 3  Taxable-Equivalent Yields
  If your                                    A tax-free yield of
  federal tax                       2%     3%     4%     5%     6%     7%
  rate is:                               Equals a taxable yield of:
  28%                              2.8%   4.2%   5.6%   6.9%   8.3%    9.7%
                                   ------------------------------------------
  31%                              2.9    4.3    5.8    7.2    8.7    10.1
                                   ------------------------------------------
  36%                              3.1    4.7    6.2    7.8    9.4    10.9
                                   ------------------------------------------
  39.6%                            3.3    5.0    6.6    8.3    9.9    11.6
 ---------------------------------------------------------------------------------




 SOME BASICS OF FIXED INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)

T. ROWE PRICE                                 10
 Is yield the same as total return?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.


 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond's life.

MORE ABOUT THE FUNDS                          11
   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share price by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.


 Table 4  How Interest Rates May Affect Bond Prices
                                  Price per $1,000 of a Municipal Bond if Interest Rates:
                                     Rates                        Rates
  Bond maturity          Coupon     Increase                     Decrease
                                       1%            2%             1%             2%
  1 year          2001   4.30%        $990          $981          $1,010         $1,020
                                 -----------------------------------------------------------
  3 years         2003   4.86          973           947           1,028          1,057
                                 -----------------------------------------------------------
  5 years         2005   4.96          957           917           1,045          1,092
                                 -----------------------------------------------------------
  10 years        2010   5.16          926           859           1,081          1,170
                                 -----------------------------------------------------------
  20 years        2020   5.69          891           797           1,129          1,281
                                 -----------------------------------------------------------
  30 years        2030   5.80          873           769           1,158          1,356
 ------------------------------------------------------------------------------------------------


 The table reflects yields on AAA-rated municipals as of April 30, 2000. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

 ABOUT YOUR ACCOUNT
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for each fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000

MORE ABOUT THE FUNDS                          13
   banks, savings banks, and credit unions. Proceeds sent by ACH transfer should be credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are ordinarily paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

T. ROWE PRICE                                 14
   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from each fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . A fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

MORE ABOUT THE FUNDS                          15
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. However, if you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent each fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

T. ROWE PRICE                                 16
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If you pay with a check or ACH transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than

MORE ABOUT THE FUNDS                          17
   $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades in your account or accounts controlled by you can disrupt management of a fund and raise its expenses. To deter such activity, the funds have adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, or if your trade activity involves market timing, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party, you can make one purchase and one sale involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases and redemptions are exempt from this policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be

T. ROWE PRICE                                 18
   deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts, but a separate custodial fee may apply to such accounts.


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust. Each series is a "nondiversified, open-end investment company," or mutual fund. The Short-Term Tax-Free Bond Fund was organized in 1993, and the Tax-Free Bond Fund was organized in 1987. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  . Shareholders benefit from T. Rowe Price's 63 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

T. ROWE PRICE                                 20
 Who runs the funds?

   General Oversight
   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the funds' investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund's investment program. The Investment Advisory Committees comprise the following members:

  . Short-Term Tax-Free Bond Fund Charles B. Hill, Chairman, Patricia S. Deford,
   Marcy M. Lash, Joseph K. Lynagh, Hugh D. McGuirk, Mary J. Miller, Julie A. Salsbery, and Arthur S. Varnado. Mr. Hill was appointed chairman of the fund's committee in 1996. He joined T. Rowe Price in 1991 and has been managing investments since 1986.

  . Tax-Free Bond Fund Hugh D. McGuirk, Chairman, Patricia S. Deford, Marcy M.
   Lash, Konstantine B. Mallas, Mary J. Miller, and Arthur S. Varnado. Mr. McGuirk has been a member of the fund's advisory committee since 1995, and has been involved in the municipal bond management process at T. Rowe Price since 1993.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
    0.334%/a/         First $50 billion

    0.305%            Next $30 billion

    0.300%            Next $40 billion

    0.295%            Thereafter
    -------------------------------------


   /a/     Represents a blended group fee rate containing various break points.

MORE ABOUT THE FUNDS                          21
   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of over $108 billion at February 29, 2000, the group fee was 0.32%. The individual fund fee is 0.10%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the

T. ROWE PRICE                                 22
   period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield-also called the standardized yield-may differ from the dividend yield.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies are adhered to at the time of investment. A later change in circumstances does not cause a violation of the restriction and will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, fund investments in residual interest bonds are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

MORE ABOUT THE FUNDS                          23
 Types of Portfolio Securities

   In seeking to meet its investment objective, each fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of fund securities and investment management practices.

   Fundamental policy Each fund is registered as a nondiversified mutual fund. This means that the funds may invest a greater portion of their assets in a single issuer than diversified funds, which may subject the funds to greater risk of price declines. However, because each fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Municipal Securities
   Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the funds may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  . In purchasing municipals, the funds rely on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, each fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal and Maryland state and local income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

T. ROWE PRICE                                 24
   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, there is no limit on fund investments in high-quality, short-term securities whose income is subject to federal and Maryland state and local income taxes.

   Operating policy Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

   In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the funds would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.

   Municipal Warrants
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The funds might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

   Operating policy Fund investments in municipal warrants are limited to 2% of total assets.

   Securities With "Puts"
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This feature enhances a security's liquidity by dramatically shortening its effective maturity and enables it to trade

MORE ABOUT THE FUNDS                          25
   at a price equal to or very close to par. If a put feature terminates prior to being exercised, the funds may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the funds. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   Derivatives and synthetics in which the funds may invest include:

  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the

T. ROWE PRICE                                 26
   interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy Fund investments in residual interest bonds are limited to 10% of total assets.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on fund investments in these securities.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect fund total return.

   Operating policy Fund investments in embedded interest rate swaps and caps are limited to 10% of total assets.

  . Index Total Return Swaps This investment vehicle allows a fund to participate in the municipal market in a generic fashion without buying or selling individual municipal securities. As such, index swaps can be used to "buy" the index (if we expect municipal yields to fall and prices to rise) or to "sell" the index (if we expect municipal yields to rise and prices to fall). The funds will make or receive a payment (at the swap termination date) based on a comparison of the value of the index at swap termination versus the value at swap initiation. Index swaps can be customized as to par amount, maturity along the yield curve, and term (or length) of the swap. Thus, an intermediate fund may prefer a swap pegged to the 10-year maturity within the index while a long fund may prefer a 20-year maturity. The index can be designated to be any widely followed benchmark for

MORE ABOUT THE FUNDS                          27
   municipal yields. If the funds' view of interest rates at the time of entering into the swap is incorrect, they would likely lose money from these investments.

   Operating policy Fund investments in index total return swaps are limited to 10% of total assets.

   Private Placements
   Each fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy Fund investments in illiquid securities, including unmarketable private placements, are limited to 15% of net assets.


 Types of Investment Management Practices

   Reserve Position
   A portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions provide flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring each fund's weighted average maturity; and serve as a short-term defense during periods of unusual market volatility. Fund reserve positions can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the funds may not achieve their investment objectives.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, each fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. Each fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

T. ROWE PRICE                                 28
   Interest Rate Futures
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, futures (and options on futures) may be bought or sold in an effort to accomplish any number of objectives, including: to hedge against a potentially unfavorable change in interest rates and to adjust fund exposure to the municipal bond market; to protect portfolio value; to enhance income; as a cash management tool; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower fund total return, and the potential loss from their use could exceed a fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of fund net asset value.

   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Portfolio Turnover
   Each fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of each fund's investment program, its portfolio turnover rate may exceed 100%. Although the funds do not expect to generate any taxable income, a high turnover rate may increase transaction costs and result in additional taxable gains. The funds' portfolio turnover rates are listed in the table in the Financial Highlights section.

MORE ABOUT THE FUNDS                          29
   Sector Concentration
   It is possible that each fund could have a considerable amount of assets (25% or more) in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as transportation bonds.

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

   Table 5 shows the rating scale used by the major rating agencies, and Table 6 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.


 Table 5  Ratings of Municipal Debt Securities
                   Moody's        Standard &
                   Investors      Poor's           Fitch
                   Service, Inc.  Corporation      IBCA, Inc.            Definition
  Long Term         Aaa            AAA              AAA                   Highest quality
                   ----------------------------------------------------------------------------------------------
                    Aa             AA               AA                    High quality
                   ----------------------------------------------------------------------------------------------
                    A              A                A                     Upper medium grade
                   ----------------------------------------------------------------------------------------------
                    Baa            BBB              BBB                   Medium grade
                   Moody's                         S&P                            Fitch IBCA
  Short Term        MIG1/ VMIG1    Best quality     SP1+   Very strong quality     F-1+   Exceptionally strong
                                                    SP1    Strong grade                   quality
                                                                                   F-1    Very strong quality
                   ----------------------------------------------------------------------------------------------
                    MIG2/ VMIG2    High quality     SP2    Satisfactory grade      F-2    Good quality
                   ----------------------------------------------------------------------------------------------
  Commercial        P-1            Superior         A-1+   Extremely strong        F-1+   Exceptionally strong
  Paper                            quality                 quality                        quality
                                                    A-1    Strong quality          F-1    Very strong quality
                   ----------------------------------------------------------------------------------------------
                    P-2            Strong quality   A-2    Satisfactory quality    F-2    Good quality
 ---------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE                                 30

 Table 6  Explanation of Quality Ratings
                                        Bond
                                        Rating    Explanation
  Moody's Investors                      Aaa       Highest quality, smallest degree of
  Service, Inc.                                    investment risk.
                                        -----------------------------------------------------
                                         Aa        High quality; together with Aaa bonds,
                                                   they compose the high-grade bond group.
                                        -----------------------------------------------------
                                         A         Upper-medium-grade obligations; many
                                                   favorable investment attributes.
                                        -----------------------------------------------------
                                         Baa       Medium-grade obligations; neither highly
                                                   protected nor poorly secured. Interest
                                                   and principal appear adequate for the
                                                   present, but certain protective elements
                                                   may be lacking or may be unreliable over
                                                   any great length of time.
                                        -----------------------------------------------------
                                         Ba        More uncertain with speculative
                                                   elements. Protection of interest and
                                                   principal payments not well safeguarded
                                                   in good and bad times.
                                        -----------------------------------------------------
                                         B         Lack characteristics of desirable
                                                   investment; potentially low assurance of
                                                   timely interest and principal payments
                                                   or maintenance of other contract terms
                                                   over time.
                                        -----------------------------------------------------
                                         Caa       Poor standing, may be in default;
                                                   elements of danger with respect to
                                                   principal or interest payments.
                                        -----------------------------------------------------
                                         Ca        Speculative in high degree; could be in
                                                   default or have other marked
                                                   shortcomings.
                                        -----------------------------------------------------
                                         C         Lowest rated. Extremely poor prospects
                                                   of ever attaining investment standing.
                                        -----------------------------------------------------
  Standard & Poor's                      AAA       Highest rating; extremely strong
  Corporation                                      capacity to pay principal and interest.
                                        -----------------------------------------------------
                                         AA        High quality; very strong capacity to
                                                   pay principal and interest.
                                        -----------------------------------------------------
                                         A         Strong capacity to pay principal and
                                                   interest; somewhat more susceptible to
                                                   the adverse effects of changing
                                                   circumstances and economic conditions.
                                        -----------------------------------------------------
                                         BBB       Adequate capacity to pay principal and
                                                   interest; normally exhibit adequate
                                                   protection parameters, but adverse
                                                   economic conditions or changing
                                                   circumstances more likely to lead to
                                                   weakened capacity to pay principal and
                                                   interest than for higher-rated bonds.
                                        -----------------------------------------------------
                                         BB, B,    Predominantly speculative with respect
                                         CCC, CC   to the issuer's capacity to meet
                                                   required interest and principal
                                                   payments. BB - lowest degree of
                                                   speculation;
                                                   CC - the highest degree of speculation.
                                                   Quality and protective characteristics
                                                   outweighed by large uncertainties or
                                                   major risk exposure to adverse
                                                   conditions.
                                        -----------------------------------------------------
                                         D         In default.
                                        -----------------------------------------------------
  Fitch IBCA, Inc.                       AAA       Highest quality; obligor has
                                                   exceptionally strong ability to pay
                                                   interest and repay principal, which is
                                                   unlikely to be affected by reasonably
                                                   foreseeable events.
                                        -----------------------------------------------------
                                         AA        Very high quality; obligor's ability to
                                                   pay interest and repay principal is very
                                                   strong. Because bonds rated in the AAA
                                                   and AA categories are not significantly
                                                   vulnerable to foreseeable future
                                                   developments, short-term debt of these
                                                   issuers is generally rated F-1+.
                                        -----------------------------------------------------
                                         A         High quality; obligor's ability to pay
                                                   interest and repay principal is
                                                   considered to be strong, but may be more
                                                   vulnerable to adverse changes in
                                                   economic conditions and circumstances
                                                   than higher-rated bonds.
                                        -----------------------------------------------------
                                         BBB       Satisfactory credit quality; obligor's
                                                   ability to pay interest and repay
                                                   principal is considered adequate.
                                                   Unfavorable changes in economic
                                                   conditions and circumstances are more
                                                   likely to adversely affect these bonds
                                                   and impair timely payment. The
                                                   likelihood that the ratings of these
                                                   bonds will fall below investment grade
                                                   is higher than for higher-rated bonds.
                                        -----------------------------------------------------
                                         BB,       Not investment grade; predominantly
                                         CCC,      speculative with respect to the issuer's
                                         CC, C     capacity to repay interest and principal
                                                   in accordance with the terms of the
                                                   obligation for bond issues not in
                                                   default. BB is the least speculative. C
                                                   is the most speculative.
 -------------------------------------------------------------------------------------------------

MORE ABOUT THE FUNDS                          31
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 7, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.


 Table 7  Financial Highlights
                                                 Year ended February 28
  Short-Term Tax-Free Bond       1996/a/     1997        1998        1999      2000/a/
 -----------------------------------------------------------------------------------------------

  Net asset value,
  beginning of period           $  5.04    $   5.15    $   5.11    $   5.14    $   5.17
  Income From Investment Operations
  Net investment income           0.21/b/     0.20/b/     0.20/b/     0.19/b/     0.19/b/
                                -----------------------------------------------------------
  Net gains or losses on
  securities (both realized        0.11       (0.04)       0.03        0.03       (0.13)
  and unrealized)
                                -----------------------------------------------------------
  Total from investment
  operations                       0.32        0.16        0.23        0.22        0.06
  Less Distributions
  Dividends (from net             (0.21)      (0.20)      (0.20)      (0.19)      (0.19)
  investment income)
                                -----------------------------------------------------------
  Distributions (from capital        --          --          --          --          --
  gains)
                                -----------------------------------------------------------
  Total distributions             (0.21)      (0.20)      (0.20)      (0.19)      (0.19)
                                -----------------------------------------------------------
  Net asset value,              $  5.15    $   5.11    $   5.14    $   5.17    $   5.04
  end of period
                                -----------------------------------------------------------
  Total return                     6.49%/b/    3.26%/b/    4.56%/b/    4.46%/b/    1.16%/b/
  Ratios/Supplemental Data
  Net assets, end of period     $85,784    $102,252    $109,424    $122,552    $124,135
  (in thousands)
                                -----------------------------------------------------------
  Ratio of expenses to average     0.65%/b/    0.65%/b/    0.65%/b/    0.62%/b/    0.60%/b/
  net assets
                                -----------------------------------------------------------
  Ratio of net income to           4.14%/b/    3.98%/b/    3.89%/b/    3.80%/b/    3.70%/b/
  average net assets
                                -----------------------------------------------------------
  Portfolio turnover rate          39.3%       21.4%       60.4%       46.4%       41.4%
 -----------------------------------------------------------------------------------------------


 /a/                      Year ended February 29.

 /b/
  Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through June 30, 1998, and a 0.60% voluntary expense limitation in effect from July 1, 1998 through February 28, 2001.

T. ROWE PRICE                                 32

 Table 7 Financial Highlights (continued)
                                         Year ended February 28
  Tax-Free Bond          1996/a/      1997       1998        1999      2000/a/
 ---------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $   9.99   $  10.40   $  10.35   $    10.67   $  10.73
  Income From Investment Operations
  Net investment income      0.57       0.56       0.55         0.54       0.53
                         ----------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and               0.41      (0.05)      0.32         0.06      (0.85)
  unrealized)
                         ----------------------------------------------------------
  Total from investment
  operations                 0.98       0.51       0.87         0.60      (0.32)
  Less Distributions
  Dividends (from net       (0.57)     (0.56)     (0.55)       (0.54)     (0.53)
  investment income)
                         ----------------------------------------------------------
  Distributions (from          --         --         --           --      (0.01)
  capital gains)
                         ----------------------------------------------------------
  Total distributions       (0.57)     (0.56)     (0.55)       (0.54)     (0.54)
                         ----------------------------------------------------------
  Net asset value,       $  10.40   $  10.35   $  10.67   $    10.73   $   9.87
  end of period
                         ----------------------------------------------------------
  Total return              10.00%      5.12%      8.68%        5.80%     (2.98)%
  Ratios/Supplemental Data
  Net assets, end of     $798,589   $819,981   $926,416   $1,063,161   $979,371
  period (in thousands)
                         ----------------------------------------------------------
  Ratio of expenses to       0.54%      0.54%      0.51%        0.51%      0.51%
  average net assets
                         ----------------------------------------------------------
  Ratio of net income        5.53%      5.47%      5.31%        5.10%      5.23%
  to average net assets
                         ----------------------------------------------------------
  Portfolio turnover         23.9%      26.2%      19.2%        15.4%      29.2%
  rate
 ---------------------------------------------------------------------------------------


 /a/                      Year ended February 29.

 INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
                                                       Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

                                                          Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------

$2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

                                                            Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

                                                                         By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts. In addition, the funds do not accept purchases made by credit card check.

T. ROWE PRICE                                 34
Mail via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

Mail via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

                                                                         By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until we receive a signed New Account Form.

                                                                     By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

                                                                       In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

MORE ABOUT THE FUNDS                          35
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for Automatic Asset Builder and gifts or transfers to minors (UGMA/UTMA) accounts

                                                                 By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

                                                                         By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

                                                                         By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.

Mail via U.S. Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

                                                      By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
                                                                Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

T. ROWE PRICE                                 36
                                                                     Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

                                                                        By Phone
Call Shareholder Services If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

                                                                         By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17302 4515 Painters Mill Road Owings Mills, MD 21117-4903

MORE ABOUT THE FUNDS                          37
 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
Each fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon no-tice to the shareholder within five business days of the trade or if the written confirmation has not been re- ceived by the shareholder, whichever is sooner;
(5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; and (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect each fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
            Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660 Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

T. ROWE PRICE                                 38
Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

                                                                Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

                  Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days Tele*Access
24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

                                                  Web Address www.troweprice.com
After authorizing this service, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

                                                Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

                                                  Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

                                                            Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

MORE ABOUT THE FUNDS                          39
By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

                                                                    Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

                                                             Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You can instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
              To Open an Account 1-800-638-5660 For Existing Brokerage Customers
                                                                  1-800-225-7720
Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers/*/. We also provide a wide range of services, including:

Automated Telephone and Computer Services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Internet-Trader, you will pay a commission of $24.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Internet-Trader save you 10% over our standard commission

T. ROWE PRICE                                 40
schedule. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Dividend payments must be $10.00 or greater to qualify for reinvestment. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.

/*Services //v//ary //b//y //f//irm./

/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

MORE ABOUT THE FUNDS                          41
Performance Update
A quarterly review of all T. Rowe Price fund results.

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A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

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LOGO

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

                                                              C12-040 7/1/00

1940 Act File No. 811-4521

 PROSPECTUS
                                                                    July 1, 2000
New Jersey Tax-FreeBond Fund


 A long-term bond fund seeking income exempt from federal New Jersey income taxes.

TROWEPRICERAMLOGO
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price State Tax-Free Income Trust
  New Jersey Tax-Free Bond Fund
Prospectus

July 1, 2000

1             ABOUT THE FUND
              Objective, Strategy, Risks, and Expenses      1
              -----------------------------------------------
              Other Information About the Fund              5
              -----------------------------------------------
              Some Characteristics of Municipal             7
              Securities
              -----------------------------------------------
              Some Basics of Fixed Income Investing         9
              -----------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving                 11
              Sale Proceeds
              -----------------------------------------------
              Distributions and Taxes                      12
              -----------------------------------------------
              Transaction Procedures and                   15
              Special Requirements
              -----------------------------------------------

3             MORE ABOUT THE FUND
              Organization and Management                  18
              -----------------------------------------------
              Understanding Performance Information        19
              -----------------------------------------------
              Investment Policies and Practices            21
              -----------------------------------------------
              Financial Highlights                         30
              -----------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                         31
              and Transaction Information
              -----------------------------------------------
              Opening a New Account                        31
              -----------------------------------------------
              Purchasing Additional Shares                 33
              -----------------------------------------------
              Exchanging and Redeeming                     33
              -----------------------------------------------
              Rights Reserved by the Fund                  35
              -----------------------------------------------
              Information About Your Services              35
              -----------------------------------------------
              T. Rowe Price Brokerage                      37
              -----------------------------------------------
              Investment Information                       38
              -----------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $185.2 billion, including over $7 billion in municipal bond assets, for more than eight million individual and institutional investor accounts as of March 31, 2000.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section reviews its major characteristics.


 What is the fund's objective?

   The fund seeks to provide the highest level of income exempt from federal New Jersey income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade New Jersey municipal bonds.


 What is the fund's principal investment strategy?

   We will invest at least 65% of total assets in New Jersey municipal bonds. The fund's weighted average maturity is expected to exceed 15 years.

   The fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The fund may occasionally purchase below-investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund's noninvestment-grade bonds to exceed 5% of its net assets.

   Investment decisions reflect the manager's outlook for interest rates and the economy as well as the prices and yields of various securities. For example, if we expect rates to fall, we may buy longer-term securities to provide higher yield and greater appreciation potential. And if our economic outlook is positive, we may take advantage of the fund's 5% "basket" for noninvestment-grade bonds. From time to time, the fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity bonds. The fund may sell holdings for a variety of reasons, such as to adjust average maturity or quality or to shift assets into higher-yielding securities.

   The fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal New Jersey income taxes. The fund will generally purchase these securities when they offer a comparably attractive combination of risk and return.

T. ROWE PRICE                                 2
   Due to seasonal variations or shortages in the supply of suitable New Jersey securities, the fund may invest in municipals whose interest is exempt from federal but not New Jersey income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of the fund's annual income.

   While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and municipal warrants, in keeping with fund objectives.

  . Income from New Jersey municipal securities is exempt from federal New
   Jersey income taxes.


 What are the main risks of investing in the fund?

   Any of the following could cause a decline in your fund's price or income.

  . Interest rate risk This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

   While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

  . Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

   As of June 1, 2000, the state of New Jersey was rated Aa1 by Moody's and AA+ by Standard & Poor's and Fitch.

   The fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary from the state's general obligations.

   While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. We may retain a security whose credit quality is downgraded after purchase.

  . Political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

INVESTING WITH T. ROWE PRICE                  3
  . Nondiversified risk Because it is nondiversified, the fund can invest more of its assets in a smaller number of issuers than diversified funds. This could result in greater potential losses than funds investing in a broader variety of issues.

  . Geographical risk A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state.

  . Political risk This is the chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

  . Other risks Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

   Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

  . Derivatives risk To the extent the fund uses these instruments, it may be exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you can accept the possibility of share price decline in an effort to achieve income exempt from federal and New Jersey income taxes, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal stability and liquidity, you should consider a money market fund.

   The fund is inappropriate for tax-deferred accounts, such as IRAs.

T. ROWE PRICE                                 4
  . The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.



                     Calendar Year Total Returns
          "92"  "93"   "94"   "95"   "96"  "97"  "98"  "99"
 ------------------------------------------------------------------
          9.61  13.98  -6.09  16.97  3.23  9.11  6.27  -4.14
 ------------------------------------------------------------------



          Quarter ended              Total return

 Best quarter                            3/31/95 6.28%

 Worst quarter                           3/31/94 -6.09%



 The fund's return for the 3 months ended 3/31/00 was 2.81%.

 Table 1  Average Annual Total Returns
                                               Periods ended
                                             December 31, 1999
                                                         Since inception
                                     1 year   5 years       (4/30/91)
 ------------------------------------
  New Jersey Tax-Free Bond Fund      -4.14%    6.06%          6.36%

  Lehman Municipal Bond Index        -2.06     6.91           6.68
  Lipper New Jersey Municipal Debt
  Funds Average                      -4.61     5.59           5.90
  Lipper New Jersey Municipal Debt   -4.42     5.66           5.88
  Funds Index
 ------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any. Lehman indices do not reflect the deduction of any fees or expenses.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

INVESTING WITH T. ROWE PRICE                  5

 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
 -------------------------------------------------------------------------------------
  Management fee                                           0.42%/a/

  Other expenses                                            0.22%

  Total annual fund operating
  expenses                                                 0.64%/a/

  Fee waiver/reimbursement                                  0.01%

  Net expenses                                              0.65%
 -------------------------------------------------------------------------------------


 a Effective March 1, 1997, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through February 28, 1999, to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund's expense ratio is below 0.65%; however, no reimbursement will be made after February 28, 2001, or if it would result in the expense ratio exceeding 0.65%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund.



   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

   1 year       3 years       5 years        10 years
 -------------------------------------------------------
     $66          $208          $362           $810
 -------------------------------------------------------




 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are the fund's potential rewards?

   The regular income dividends you receive from the fund should be exempt from federal income taxes. They will also be exempt from New Jersey taxes for shareholders who live in New Jersey.


 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding or sector on the fund's net asset value.

  . Thorough credit research by our own analysts.

T. ROWE PRICE                                 6
  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's sensitivity to interest rate changes.


 What is the credit quality of New Jersey general obligations?

   The state's general obligations (bonds backed by the state's full taxing and revenue raising resources) were rated Aa1 by Moody's and AA+ by Standard & Poor's and Fitch as of June 1, 2000. The high quality ratings reflect New Jersey's strong financial and debt management practices and stable economic performance. The state concluded its fiscal year ending June 30, 1999, with a net increase in reserves. The State Treasurer has also disclosed that, as of March 2000, revenues have been in line with the overall budget forecast for the current fiscal year. The state's debt level is manageable. New Jersey reports that 1997-1998 was the best two-year period of economic growth since 1987-1988. Growth is expected to moderate but remain stable in 1999-2000.

  . Credit ratings and the financial and economic conditions of the state and local governments, public authorities, or others in which the fund may invest are subject to change at any time.


 What about the quality of the fund's other holdings?

   In addition to the state's general obligations, the fund will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in New Jersey depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary significantly from that of the state's general obligations.

   As of June 1, 2000, Puerto Rico's general obligations were rated Baa1 by Moody's and A by Standard & Poor's.


 What are derivatives and can the fund invest in them?

   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella - from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured

INVESTING WITH T. ROWE PRICE                  7
   notes. While the term "derivative" became widely known among the investing public relatively recently, derivatives have in fact been employed by investment managers for many years.

   The fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The fund limits its use of derivatives to situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust fund duration.

   The fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of a long-term investment-grade bond.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.



 SOME CHARACTERISTICS OF MUNICIPAL SECURITIES
 ----------------------------------------------------------

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipals and municipal funds?

   The regular income dividends you receive should be exempt from regular federal income taxes. A portion of these dividends may also be exempt from your state and local income tax (if any). However, fund capital gain distributions are taxable to you. (See Useful Information on Distributions and Taxes for details.)

  . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.

T. ROWE PRICE                                 8
 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, the fund will not purchase a security if, as a result, more than 20% of the fund's income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Distributions and Taxes -Taxes on Fund Distributions.)

   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.


 Table 3  Taxable-Equivalent Yields
  If your                                    A tax-free yield of
  federal tax                       2%     3%     4%     5%     6%     7%
  rate is:                               Equals a taxable yield of:
  28%                              2.8%   4.2%   5.6%   6.9%   8.3%    9.7%
                                   ------------------------------------------
  31%                              2.9    4.3    5.8    7.2    8.7    10.1
                                   ------------------------------------------
  36%                              3.1    4.7    6.2    7.8    9.4    10.9
                                   ------------------------------------------
  39.6%                            3.3    5.0    6.6    8.3    9.9    11.6
 ---------------------------------------------------------------------------------

INVESTING WITH T. ROWE PRICE                  9
 SOME BASICS OF FIXED INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is yield the same as total return?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.


 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond's life. Future inter-

T. ROWE PRICE                                 10
   est and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share price by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.


 Table 4  How Interest Rates May Affect Bond Prices
                                  Price per $1,000 of a Municipal Bond if Interest Rates:
                                     Rates                        Rates
  Bond maturity          Coupon     Increase                     Decrease
                                       1%            2%             1%             2%
  1 year          2001   4.30%        $990          $981          $1,010         $1,020
                                 -----------------------------------------------------------
  3 years         2003   4.86          973           947           1,028          1,057
                                 -----------------------------------------------------------
  5 years         2005   4.96          957           917           1,045          1,092
                                 -----------------------------------------------------------
  10 years        2010   5.16          926           859           1,081          1,170
                                 -----------------------------------------------------------
  20 years        2020   5.69          891           797           1,129          1,281
                                 -----------------------------------------------------------
  30 years        2030   5.80          873           769           1,158          1,356
 ------------------------------------------------------------------------------------------------


 The table reflects yields on AAA-rated municipals as of April 30, 2000. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

 ABOUT YOUR ACCOUNT
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for a fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000

T. ROWE PRICE                                 12
   banks, savings banks, and credit unions. Proceeds sent by ACH transfer should be credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are ordinarily paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

INVESTING WITH T. ROWE PRICE                  13
   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from the fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . A fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

T. ROWE PRICE                                 14
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. However, if you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

INVESTING WITH T. ROWE PRICE                  15
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If you pay with a check or ACH transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than

T. ROWE PRICE                                 16
   $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades in your account or accounts controlled by you can disrupt management of the fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, or if your trade activity involves market timing, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases and redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party, you can make one purchase and one sale involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases and redemptions are exempt from this policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be

INVESTING WITH T. ROWE PRICE                  17
   deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts, but a separate custodial fee may apply to such accounts.


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust. The fund was organized in 1991 and is a "nondiversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  . Shareholders benefit from T. Rowe Price's 63 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.


 Who runs the fund?

   General Oversight
   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the fund's investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

INVESTING WITH T. ROWE PRICE                  19
  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Konstantine B. Mallas, Chairman, Patricia S. Deford, Eric N. Mader, Mary J. Miller, and Arthur S. Varnado. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Mallas was appointed chairman of the fund in 2000. He joined T. Rowe Price in 1987 and has been managing investments since 1994.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
     0.334%/a/         First $50 billion

     0.305%            Next $30 billion

     0.300%            Next $40 billion

     0.295%            Thereafter
    --------------------------------------


   /a/     Represents a blended group fee rate containing various break points.

   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of over $108 billion at February 29, 2000, the group fee was 0.32%. The individual fund fee is 0.10%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.

T. ROWE PRICE                                 20
 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield-also called the standardized yield-may differ from the dividend yield.

INVESTING WITH T. ROWE PRICE                  21
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies are adhered to at the time of investment. A later change in circumstances does not cause a violation of the restriction and will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, fund investments in residual interest bonds are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of fund securities and investment management practices.

   Fundamental policy The fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the

T. ROWE PRICE                                 22
   end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Municipal Securities
   Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the fund may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  . In purchasing municipals, the fund relies on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, the fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal and New Jersey income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, there is no limit on fund investments in high-quality, short-term securities whose income is subject to federal and New Jersey income taxes.

   Operating policy Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

INVESTING WITH T. ROWE PRICE                  23
   In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.

   Municipal Warrants
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

   Operating policy Fund investments in municipal warrants are limited to 2% of total assets.

   Securities With "Puts"
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This feature enhances a security's liquidity by dramatically shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a feature terminates prior to being exercised, the fund may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

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   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the fund. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   Derivatives and synthetics in which the fund may invest include:

  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy Fund investments in residual interest bonds are limited to 10% of total assets.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on fund investments in these securities.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that repre-

INVESTING WITH T. ROWE PRICE                  25
   sents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect fund total return.

   Operating policy Fund investments in embedded interest rate swaps and caps are limited to 10% of total assets.

  . Index Total Return Swaps This investment vehicle allows a fund to participate in the municipal market in a generic fashion without buying or selling individual municipal securities. As such, index swaps can be used to "buy" the index (if we expect municipal yields to fall and prices to rise) or to "sell" the index (if we expect municipal yields to rise and prices to fall). The fund will make or receive a payment (at the swap termination date) based on a comparison of the value of the index at swap termination versus the value at swap initiation. Index swaps can be customized as to par amount, maturity along the yield curve, and term (or length) of the swap. Thus, an intermediate fund may prefer a swap pegged to the 10-year maturity within the index while a long fund may prefer a 20-year maturity. The index can be designated to be any widely followed benchmark for municipal yields. If the fund's view of interest rates at the time of entering into the swap is incorrect, it would likely lose money from these investments.

   Operating policy Fund investments in index total return swaps are limited to 10% of total assets.

   Private Placements
   The fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy Fund investments in illiquid securities, including unmarketable private placements, are limited to 15% of net assets.

T. ROWE PRICE                                 26
 Types of Investment Management Practices

   Reserve Position
   A portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions provide flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring the fund's weighted average maturity; and serve as a short-term defense during periods of unusual market volatility. Fund reserve positions can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the funds may not achieve their investment objectives.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, the fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. The fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, futures (and options on futures) may be bought or sold in an effort to accomplish any number of objectives, including: to hedge against a potentially unfavorable change in interest rates and to adjust fund exposure to the municipal bond market; to protect portfolio value; to enhance income; as a cash management tool; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower fund total return, and the potential loss from their use could exceed the fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value.

INVESTING WITH T. ROWE PRICE                  27
   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Portfolio Turnover
   The fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of the fund's investment program, its portfolio turnover rate may exceed 100%. Although the fund does not expect to generate any taxable income, a high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rates are listed in the table in the Financial Highlights section.

   Sector Concentration
   It is possible that the fund could have a considerable amount of assets (25% or more) in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as transportation bonds.

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

   Table 5 shows the rating scale used by the major rating agencies, and Table 6 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

T. ROWE PRICE                                 28

 Table 5  Ratings of Municipal Debt Securities
                   Moody's        Standard &
                   Investors      Poor's           Fitch
                   Service, Inc.  Corporation      IBCA, Inc.            Definition
  Long Term         Aaa            AAA              AAA                   Highest quality
                   ----------------------------------------------------------------------------------------------
                    Aa             AA               AA                    High quality
                   ----------------------------------------------------------------------------------------------
                    A              A                A                     Upper medium grade
                   ----------------------------------------------------------------------------------------------
                    Baa            BBB              BBB                   Medium grade
                   Moody's                         S&P                            Fitch IBCA
  Short Term        MIG1/ VMIG1    Best quality     SP1+   Very strong quality     F-1+   Exceptionally strong
                                                    SP1    Strong grade                   quality
                                                                                   F-1    Very strong quality
                   ----------------------------------------------------------------------------------------------
                    MIG2/ VMIG2    High quality     SP2    Satisfactory grade      F-2    Good quality
                   ----------------------------------------------------------------------------------------------
  Commercial        P-1            Superior         A-1+   Extremely strong        F-1+   Exceptionally strong
  Paper                            quality                 quality                        quality
                                                    A-1    Strong quality          F-1    Very strong quality
                   ----------------------------------------------------------------------------------------------
                    P-2            Strong quality   A-2    Satisfactory quality    F-2    Good quality
 ---------------------------------------------------------------------------------------------------------------------



 Table 6  Explanation of Quality Ratings
                                        Bond
                                        Rating  Explanation
  Moody's Investors                      Aaa     Highest quality, smallest degree of
  Service, Inc.                                  investment risk.
                                        -----------------------------------------------------
                                         Aa      High quality; together with Aaa bonds,
                                                 they compose the high-grade bond group.
                                        -----------------------------------------------------
                                         A       Upper-medium-grade obligations; many
                                                 favorable investment attributes.
                                        -----------------------------------------------------
                                         Baa     Medium-grade obligations; neither highly
                                                 protected nor poorly secured. Interest and
                                                 principal appear adequate for the present,
                                                 but certain protective elements may be
                                                 lacking or may be unreliable over any
                                                 great length of time.
                                        -----------------------------------------------------
                                         Ba      More uncertain with speculative elements.
                                                 Protection of interest and principal
                                                 payments not well safeguarded in good and
                                                 bad times.
                                        -----------------------------------------------------
                                         B       Lack characteristics of desirable
                                                 investment; potentially low assurance of
                                                 timely interest and principal payments or
                                                 maintenance of other contract terms over
                                                 time.
                                        -----------------------------------------------------
                                         Caa     Poor standing, may be in default; elements
                                                 of danger with respect to principal or
                                                 interest payments.
                                        -----------------------------------------------------
                                         Ca      Speculative in high degree; could be in
                                                 default or have other marked
                                                 shortcomings.
                                        -----------------------------------------------------
                                         C       Lowest rated. Extremely poor prospects of
                                                 ever attaining investment standing.
 -------------------------------------------------------------------------------------------------

INVESTING WITH T. ROWE PRICE                  29

 Table 6  Explanation of Quality Ratings (continued)
  Standard & Poor's                                 AAA       Highest rating; extremely strong capacity to pay principal and interes
  Corporation
                                                    --------------------------------------------------------------------------------
                                                    AA        High quality; very strong capacity to pay principal and interest.

                                                    --------------------------------------------------------------------------------
                                                    A         Strong capacity to pay principal and interest; somewhat more susceptib adverse effects of changing circumstances and economic conditions.
                                                    --------------------------------------------------------------------------------
                                                    BBB       Adequate capacity to pay principal and interest; normally exhibit adeq protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principa interest than for higher-rated bonds.
                                                    --------------------------------------------------------------------------------
                                                    BB, B,    Predominantly speculative with respect to the issuer's capacity to mee
                                                    CCC,      interest and principal payments. BB - lowest degree of speculation;
                                                    CC        CC - the highest degree of speculation. Quality and protective charact outweighed by large uncertainties or major risk exposure to adverse co
                                                    --------------------------------------------------------------------------------
                                                    D         In default.

                                                    --------------------------------------------------------------------------------
  Fitch IBCA, Inc.                                  AAA       Highest quality; obligor has exceptionally strong ability to pay inter principal, which is unlikely to be affected by reasonably foreseeable
                                                    --------------------------------------------------------------------------------
                                                    AA        Very high quality; obligor's ability to pay interest and repay princip
                                                              Because bonds rated in the AAA and AA categories are not significantly to foreseeable future developments, short-term debt of these issuers i rated F-1+.
                                                    --------------------------------------------------------------------------------
                                                    A         High quality; obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic cond and circumstances than higher-rated bonds.
                                                    --------------------------------------------------------------------------------
                                                    BBB       Satisfactory credit quality; obligor's ability to pay interest and rep considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impa payment. The likelihood that the ratings of these bonds will fall belo grade is higher than for higher-rated bonds.
                                                    --------------------------------------------------------------------------------
                                                    BB,       Not investment grade; predominantly speculative with respect to the is
                                                    CCC,      capacity to repay interest and
                                                    CC, C     principal in accordance with the terms of the
                                                              obligation for bond issues not in default. BB is the least speculative speculative.
 -----------------------------------------------------------------------------------------------------------------------------------





 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 7, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

T. ROWE PRICE                                 30

 Table 7  Financial Highlights
                                         Year ended February 28
                          1996/a/    1997       1998        1999      2000/a/
 --------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $ 10.63    $ 11.16    $ 11.08    $  11.51    $  11.62
  Income From Investment Operations
  Net investment income    0.58/b/    0.57/b/    0.57/b/     0.55/b/      0.54
                         ---------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and              0.53      (0.08)      0.43        0.11       (1.00)
  unrealized)
                         ---------------------------------------------------------
  Total from investment
  operations                1.11       0.49       1.00        0.66       (0.46)
  Less Distributions
  Dividends (from net      (0.58)     (0.57)     (0.57)      (0.55)      (0.54)
  investment income)
                         ---------------------------------------------------------
  Distributions (from         --         --         --          --
  capital gains)
                         ---------------------------------------------------------
  Total distributions      (0.58)     (0.57)     (0.57)      (0.55)      (0.54)
                         ---------------------------------------------------------
  Net asset value,       $ 11.16    $ 11.08    $ 11.51    $  11.62    $  10.62
  end of period
                         ---------------------------------------------------------
  Total return             10.67%/b/   4.57%/b/   9.24%/b/    5.81%/b/   (4.06%)
  Ratios/Supplemental Data
  Net assets, end of     $70,304    $80,289    $99,765    $121,637    $104,298
  period (in thousands)
                         ---------------------------------------------------------
  Ratio of expenses to      0.65%/b/   0.65%/b/   0.65%/b/    0.65%/b/    0.65%
  average net assets
                         ---------------------------------------------------------
  Ratio of net income       5.28%/b/   5.18%/b/   5.05%/b/    4.72%/b/    4.84%
  to average net assets
                         ---------------------------------------------------------
  Portfolio turnover        98.4%      78.9%      34.3%       25.5%       50.2%
  rate
 --------------------------------------------------------------------------------------


 /a/       Year ended February 29.

 /b/
   Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1999.

 INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
                                                       Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

                                                          Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

                                                            Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

                                                                         By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts. In addition, the fund does not accept purchases made by credit card check.

T. ROWE PRICE                                 32
via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

                                                                         By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until we receive a signed New Account Form.

                                                                     By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

                                                                       In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE                  33
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------

$100 minimum purchase; $50 minimum for Automatic Asset Builder and gifts or transfers to minors (UGMA/UTMA) accounts.

                                                                 By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

                                                                         By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

                                                                         By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

                                                      By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
                                                                Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

T. ROWE PRICE                                 34
                                                                     Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

                                                                        By Phone
Call Shareholder Services If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

                                                                         By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17302 4515 Painters Mill Road Owings Mills, MD 21117-4903

INVESTING WITH T. ROWE PRICE                  35
 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------
The fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; and (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect the fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
            Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660 Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

T. ROWE PRICE                                 36
Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

                                                                Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

                  Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days Tele*Access
24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

                                                  Web Address www.troweprice.com
After authorizing this service, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

                                                Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

                                                  Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

                                                            Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

INVESTING WITH T. ROWE PRICE                  37
By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

                                                                    Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

                                                             Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You can instruct us to move $50100 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
              To Open an Account 1-800-638-5660 For Existing Brokerage Customers
                                                                  1-800-225-7720
Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers/*/. We also provide a wide range of services, including:

Automated Telephone and Computer Services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Internet-Trader, you will pay a commission of $24.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Inter-

T. ROWE PRICE                                 38
net-Trader save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Dividend payments must be $10.00 or greater to qualify for reinvestment. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.

/*Services //v//ary //b//y //f//irm./

/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

INVESTING WITH T. ROWE PRICE                  39
Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http:// www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
Walk-in
Investor Centers
 For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
 101 East Lombard Street

Owings Mills
 Three Financial Center 4515 Painters Mill Road

Boston Area
 386 Washington Street Wellesley

Colorado Springs
 4410 ArrowsWest Drive

Los Angeles Area
 Warner Center 21800 Oxnard Street Suite 270 Woodland Hills

Tampa
 4200 West Cypress Street 10th Floor

Washington, D.C.
 900 17th Street, N.W. Farragut Square
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com



LOGO

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

F47-040 7/1/00

1940 Act File No. 811-4521

 PROSPECTUS
July 1, 2000
New York Tax-Free Money Fund


New York Tax-Free Bond Fund

 A money market fund and a long-term bond fund seeking income that is exempt from federal, New York state, and New York city income taxes.
(T. ROWE PRICE RAM LOGO)
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price State Tax-Free Income Trust
  New York Tax-Free Money Fund
  New York Tax-Free Bond Fund
Prospectus

July 1, 2000


1             ABOUT THE FUNDS
              Objective, Strategy, Risks, and Expenses      1
              -----------------------------------------------
              Other Information About the Funds             6
              -----------------------------------------------
              Some Characteristics of                       9
              Municipal Securities
              -----------------------------------------------
              Some Basics of Fixed Income Investing        10
              -----------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving                 13
              Sale Proceeds
              -----------------------------------------------
              Distributions and Taxes                      14
              -----------------------------------------------
              Transaction Procedures and                   17
              Special Requirements
              -----------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management                  20
              -----------------------------------------------
              Understanding Performance Information        22
              -----------------------------------------------
              Investment Policies and Practices            23
              -----------------------------------------------
              Financial Highlights                         32
              -----------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                         34
              and Transaction Information
              -----------------------------------------------
              Opening a New Account                        34
              -----------------------------------------------
              Purchasing Additional Shares                 35
              -----------------------------------------------
              Exchanging and Redeeming                     36
              -----------------------------------------------
              Rights Reserved by the Funds                 37
              -----------------------------------------------
              Information About Your Services              38
              -----------------------------------------------
              T. Rowe Price Brokerage                      40
              -----------------------------------------------
              Investment Information                       41
              -----------------------------------------------




 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $185.2 billion, including over $7 billion in municipal bond assets, for more than eight million individual and institutional investor accounts as of March 31, 2000.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------

   To help you decide whether these funds are appropriate for you, this section reviews their major characteristics.


 What is each fund's objective?

   The New York Tax-Free Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York state, and New York city income taxes.


   The New York Tax-Free Bond Fund seeks to provide the highest level of income exempt from federal, New York state, and New York city income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade New York municipal bonds.


 What is each fund's principal investment strategy?

   The New York Tax-Free Money Fund will invest at least 65% of total assets in New York municipal securities. All securities held by the fund will mature in 397 days or less and the fund's weighted average maturity will not exceed 90 days. While the fund's yield will fluctuate with changes in interest rates, its share price is managed to remain stable at $1.00. The fund buys securities within the two highest money market categories as rated by established agencies or, if unrated, by T. Rowe Price. All securities purchased by the fund will present minimal credit risk in the opinion of T. Rowe Price.

   The New York Tax-Free Bond Fund will invest at least 65% of total assets in New York municipal securities. The fund's weighted average maturity is expected to exceed 15 years. The fund generally buys investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The fund may occasionally buy below-investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund's noninvestment-grade bonds to exceed 5% of net assets.


   In selecting securities for the money fund, the fund manager may examine relationships among yields on various types and maturities of money market securities in the context of the outlook for interest rates. Similarly, investment decisions for the bond fund reflect the manager's outlook for interest rates and the economy as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities within each fund's maturity range to provide higher yield (and, in the case of the bond fund,

T. ROWE PRICE                                 2
   greater appreciation potential). Conversely, shorter maturities may be favored if rates are expected to rise. In addition, if our economic outlook is positive, we may take advantage of the bond fund's "basket" for noninvestment-grade bonds. From time to time, a fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity bonds. The funds may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity or quality or to shift assets into higher-yielding securities.

   Each fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal, New York state, and New York city income taxes. The funds will generally purchase these securities when they offer a comparably attractive combination of risk and return.

   Due to seasonal variations or shortages in the supply of suitable New York securities, each fund may invest in municipals whose interest is exempt from federal but not New York state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of the fund's annual income.


   While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and municipal warrants, in keeping with fund objectives.


   . Income from New York municipal securities is exempt from federal, New York state, and New York city income taxes.


 What are the main risks of investing in the funds?

   Any of the following could cause a decline in either fund's share price or income.

  . Interest rate risk This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk. This risk is minimal for the money fund.

   While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.


  . Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. This risk is reduced for the money fund because of the high-rated securities in its portfolio.

   As of June 1, 2000, the state of New York was rated A2 by Moody's, and A+ by Fitch and Standard & Poor's.

ABOUT YOUR ACCOUNT                            3

   Each fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary from the state's general obligations.

   While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. We may retain a security whose credit quality is downgraded after purchase.


   . Political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

  . Nondiversified risk Because they are nondiversified, each fund can invest more of its assets in a smaller number of issuers than diversified funds. This could result in greater potential losses than funds investing in a broader variety of issues.

  . Geographical risk A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state.


  . Political risk This is the chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

  . Other risks Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.


   Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

  . Derivatives risk (bond fund) To the extent the fund uses these instruments, it may be exposed to additional volatility and potential losses.

  . Risks of the money fund An investment in the money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. For example, a sharp and unexpected rise in interest rates in an unusually short period of time or the default of a portfolio

T. ROWE PRICE                                 4
   security could cause the fund's NAV to fall below $1.00. However, the fund has maintained a constant share price since its inception, and the fund manager will make every effort to continue to meet this objective.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.


   . The income level of the funds will fluctuate with changing market conditions and interest rate levels. The bond fund's share price will also fluctuate; when you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?


   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The funds can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you are investing for higher tax-free income and can accept the possibility of price declines in an effort to achieve income exempt from federal, New York state, and New York city income taxes, the bond fund could be an appropriate part of your overall investment strategy. If you are investing for tax-free income with principal stability and liquidity, you should consider the money market fund.

   Both funds are inappropriate for tax-deferred accounts, such as IRAs.


   . The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.


 How has each fund performed in the past?


   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.

ABOUT YOUR ACCOUNT                            5

 LOGO                           LOGO


 The Money Fund's return for
 the 3 months ended             The Bond Fund's return for the 3 months ended
 3/31/00 was 0.76%.             3/31/00 was 3.69%.



                               Calendar Year Total Returns
  Fund     "90"   "91"   "92"   "93"   "94"   "95"   "96"   "97"   "98"    "99"
 -------------------------------------------------------------------------------
  Money   4.88    3.79   2.42   1.84   2.29   3.29  2.89   3.13   2.92     2.67
  Bond    5.27   12.42  10.39  13.31  -5.89  17.26  3.74   9.53   6.45    -4.75
 -------------------------------------------------------------------------------


 Money Fund        Quarter ended Total return

 Best quarter     12/31/901.25%

 Worst quarter    3/31/93 0.43%



 Bond Fund         Quarter ended Total return

 Best quarter     3/31/95 6.57%

 Worst quarter    3/31/94 -5.36%

 Table 1  Average Annual Total Returns
                                      Periods ended December 31, 1999
                                      1 year     5 years      10 years
 ------------------------------------
  New York Tax-Free Money Fund         2.67%      2.98%        3.01%
  Lipper New York Tax-Exempt Money
  Market Funds Average                 2.64       2.95         3.02
  Lipper New York Tax-Exempt Money
  Market Funds Index                   2.62       2.95         3.05

  New York Tax-Free Bond Fund         -4.75       6.20         6.53
  Lehman Brothers Municipal Bond
  Index                               -2.06       6.91         6.89
  Lipper New York Municipal Debt
  Funds Average                       -4.89       5.68         6.09
  Lipper New York Municipal Debt      -4.96       5.82         6.13
  Funds Index
 -----------------------------------------------------------------------

T. ROWE PRICE                                 6
 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 Lehman indices do not reflect the deduction of any fees or expenses.


 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


 Table 2  Fees and Expenses of the Funds
                                                            Annual fund operating expenses
                                                    (expenses that are deducted from fund assets)
                                        Management   Other    Total annual fund   Fee waiver/expense    Net
  Fund                                     fee      expenses  operating expenses    reimbursement     expenses
 ---------------------------------------------------------------------------------                    ---------------
  Money/a/                                0.42%      0.19%          0.61%               0.06%          0.55%
                                        ------------------------------------------------------------------------
  Bond                                    0.42       0.16           0.58                  --             --
 --------------------------------------------------------------------------------------------------------------------



 /a/Effective March 1, 1999, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through February 28, 2001, to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed 0.55%. Subject to shareholder approval, fees waived or expenses paid or assumed under this agreement are subject to reimbursement to
   T. Rowe Price whenever the fund's expense ratio is below 0.55%; however, no reimbursement will be made after February 28, 2003, or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

     Fund        1 year   3 years   5 years   10 years
    ---------------------------------------------------------

     Money         $56      $189      $334      $756
                 ---------------------------------------
     Bond           59       186       324       726
    ---------------------------------------------------------

ABOUT YOUR ACCOUNT                            7
 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are the funds' potential rewards?

   The regular income dividends you receive from the funds should be exempt from federal income taxes, and they may also be exempt from New York state and city taxes for shareholders who live in those jurisdictions.

  . The New York Tax-Free Money Fund is expected to provide a high level of tax-free income consistent with price stability.

  . The New York Tax-Free Bond Fund is expected to provide higher income than the New York Tax-Free Money Fund but with share price volatility.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding or sector on a fund's net asset value.

  . Thorough credit research by our own analysts.


  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's sensitivity to interest rate changes.


 What is the credit quality of New York general obligations?


   New York State's general obligation debt is currently rated A2 by Moody's and A+ by Fitch, and was upgraded by Standard & Poor's to A+ in November 1999. The state has experienced strong revenue growth due in part to the booming financial services industry based in the New York City area. State supported debt in New York totals $36 billion, of which only 14% is general obligation and 86% is backed by a moral obligation without the stronger full faith and credit pledge. New York's governor took the step to address high debt levels during the 2000 budget negotiations and has pledged to limit the state's growing debt burden and to stop the "back-door" borrowing. New York City's credit ratings are currently rated A3 by Moody's, A- by Standard & Poor's and A by Fitch. The credit prospects for both the city and state remain strong, but remain vulnerable to downturns in the financial markets.


   . Credit ratings and the financial and economic conditions of the state and local governments, public authorities, or others in which each fund may invest are subject to change at any time.

T. ROWE PRICE                                 8
 What about the quality of the funds' other holdings?

   In addition to the state's general obligations, each fund will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in New York depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary from that of the state's general obligations.


   As of June 1, 2000, Puerto Rico's general obligation credit ratings were Baa1 by Moody's and A by Standard & Poor's. In March of 2000, Moody's placed the Commonwealth's general obligation credit on positive trend, citing an improvement in revenue collections and financial management. Nonetheless, the high amount of government-backed debt outstanding and economic uncertainties concerning the phaseout of a critical federal subsidy remain as concerns for the Commonwealth's long-term rating.


 What are derivatives and can each fund invest in them?


   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella - from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" became widely known among the investing public relatively recently, derivatives have in fact been employed by investment managers for many years.

   The money fund does not invest in high-risk, highly leveraged derivatives. The bond fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The bond fund uses derivatives in situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust portfolio duration.

   The bond fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of a long-term (over 15 year maturity), investment-grade bond.

ABOUT YOUR ACCOUNT                            9
 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the funds may purchase as well as types of management practices the funds may use.



 SOME CHARACTERISTICS OF MUNICIPAL SECURITIES
 ----------------------------------------------------------

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipals and municipal funds?


   The regular income dividends you receive should be exempt from regular federal income taxes. A portion of these dividends may also be exempt from your state and local income tax (if any). However, fund capital gain distributions are taxable to you. (See Useful Information on Distributions and Taxes for details.)


   . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Is interest income from municipal issues always exempt from federal taxes?


   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, the funds will not purchase a security if, as a result, more than 20% of the funds' income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Distributions and Taxes -Taxes on Fund Distributions.)

T. ROWE PRICE                                 10

   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.

 Table 3  Taxable-Equivalent Yields
  If your                                    A tax-free yield of
  federal tax                       2%     3%     4%     5%     6%     7%
  rate is:                               Equals a taxable yield of:
  28%                              2.8%   4.2%   5.6%   6.9%   8.3%    9.7%
                                   ------------------------------------------
  31%                              2.9    4.3    5.8    7.2    8.7    10.1
                                   ------------------------------------------
  36%                              3.1    4.7    6.2    7.8    9.4    10.9
                                   ------------------------------------------
  39.6%                            3.3    5.0    6.6    8.3    9.9    11.6
 ---------------------------------------------------------------------------------





 SOME BASICS OF FIXED INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)

ABOUT YOUR ACCOUNT                            11
 Is yield the same as total return?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date.


   A bond mutual fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.


 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond's life.


   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share price by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)

T. ROWE PRICE                                 12
 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

 Table 4  How Interest Rates May Affect Bond Prices
                                  Price per $1,000 of a Municipal Bond if Interest Rates:
                                     Rates                        Rates
  Bond maturity          Coupon     Increase                     Decrease
                                       1%            2%             1%             2%
  1 year          2001   4.30%        $990          $981          $1,010         $1,020
                                 -----------------------------------------------------------
  3 years         2003   4.86          973           947           1,028          1,057
                                 -----------------------------------------------------------
  5 years         2005   4.96          957           917           1,045          1,092
                                 -----------------------------------------------------------
  10 years        2010   5.16          926           859           1,081          1,170
                                 -----------------------------------------------------------
  20 years        2020   5.69          891           797           1,129          1,281
                                 -----------------------------------------------------------
  30 years        2030   5.80          873           769           1,158          1,356
 ------------------------------------------------------------------------------------------------



 The table reflects yields on AAA-rated municipals as of April 30, 2000. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.

 ABOUT YOUR ACCOUNT
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced


   The share price (also called "net asset value" or NAV per share) for the funds is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price bond fund shares. Amortized cost is used to value money fund securities.


   . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale


   . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.


   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in,

T. ROWE PRICE                                 14
   your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by ACH transfer should be credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.


  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.


   . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Money funds declare income dividends daily to shareholders of record as of 12 noon ET on that day. Wire purchase orders received before 12 noon ET receive the dividend for that day. Other purchase orders receive the dividend on the next business day after payment has been received.

  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are ordinarily paid on the first business day of each month.

ABOUT YOUR ACCOUNT                            15
  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains

   . Since money funds are managed to maintain a constant share price, they are not expected to make capital gain distributions.

  . A capital gain or loss is the difference between the purchase and sale price of a security.


  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information


   . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from each fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . A fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

T. ROWE PRICE                                 16
   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. However, if you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.


   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent each fund invests in these securities, the likelihood of a taxable gain distribution will be increased.


   . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution.

ABOUT YOUR ACCOUNT                            17
   Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment

   If you pay with a check or ACH transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold

   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a

T. ROWE PRICE                                 18
   transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   . T. Rowe Price may bar excessive traders from purchasing shares.


   Frequent trades in your account or accounts controlled by you can disrupt management of a fund and raise its expenses. To deter such activity, the funds have adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, or if your trade activity involves market timing, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases and redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party, you can make one purchase and one sale involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases and redemptions are exempt from this policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

ABOUT YOUR ACCOUNT                            19
 Small Account Fee


   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts, but a separate custodial fee may apply to such accounts.


 Signature Guarantees


   . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?


   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust. Each series is a "nondiversified, open-end investment company," or mutual fund and was organized in 1986. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.


   . Shareholders benefit from T. Rowe Price's 63 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?


   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.


 Who runs the funds?

   General Oversight
   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the funds' investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

ABOUT YOUR ACCOUNT                            21
   . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund's investment program. The Investment Advisory Committees comprise the following members:


   Money Fund Patrice L. Berchtenbreiter Ely, Chairman, Jeremy N. Baker, Robert
   A. Donahue, and Joseph K. Lynagh. Ms. Berchtenbreiter Ely has been chairman of the fund's committee since 1992. She joined T. Rowe Price in 1972 and has been managing investments since 1987.

   Bond Fund Konstantine B. Mallas, Chairman, Jeremy N. Baker, Patrice L. Berchtenbreiter Ely, Patricia S. Deford, Robert A. Donahue, Joseph K. Lynagh, and Arthur S. Varnado. Mr. Mallas joined T. Rowe Price in 1987 and has been involved in the tax-exempt bond management process since 1991. He is a vice president of T. Rowe Price and has been a member of the fund's advisory committee since 1994.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
    0.334%/a/         First $50 billion

    0.305%            Next $30 billion

    0.300%            Next $40 billion

    0.295%            Thereafter
    -------------------------------------


   /a/     Represents a blended group fee rate containing various break points.


   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of over $108 billion at February 29, 2000, the group fee was 0.32%. The individual fund fee is 0.10%.

T. ROWE PRICE                                 22
 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield


   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield-also called the standardized yield-may differ from the dividend yield.

ABOUT YOUR ACCOUNT                            23
   The Money Fund may advertise a current yield, reflecting the latest seven-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------

   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies are adhered to at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in residual interest bonds are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.



 Types of Portfolio Securities


   In seeking to meet its investment objective, each fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of fund securities and investment management practices.

T. ROWE PRICE                                 24
   Fundamental policy Each fund is registered as a nondiversified mutual fund. This means that the funds may invest a greater portion of their assets in a single issuer than diversified funds, which may subject the funds to greater risk of price declines. However, because each fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.


   Operating policy (money fund) Except as permitted by Rule 2a-7 under the Investment Company Act of 1940, with respect to 75% of the fund's total assets, the money fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees.

   Municipal Securities

   Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the funds may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.


   . In purchasing municipals, the funds rely on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities

   While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

ABOUT YOUR ACCOUNT                            25
   Fundamental policy Under normal market conditions, each fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal, New York state, and New York city income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.


   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, there is no limit on fund investments in high-quality, short-term securities whose income is subject to federal, New York state, and New York city income taxes.

   Operating policy Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

   In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations

   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the funds would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.

   Municipal Warrants (bond fund)
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The bond fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

   Operating policy The bond fund may invest up to 2% of its total assets in municipal warrants.

T. ROWE PRICE                                 26
   Securities With "Puts"
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. The money fund typically purchases a significant number of these securities. If a put feature terminates prior to being exercised, the funds may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the funds. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   Derivatives and synthetics in which the funds may invest include:


  . Residual Interest Bonds (bond fund) (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current

ABOUT YOUR ACCOUNT                            27
   rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy The bond fund may invest up to 10% of its total assets in residual interest bonds.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

  . Embedded Interest Rate Swaps and Caps (bond fund) In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.


   Both instruments may be volatile and of limited liquidity, and their use may adversely affect fund total return.

   Operating policy The bond fund may invest up to 10% of its total assets in embedded interest rate swaps and caps.


  . Index Total Return Swaps (bond fund) This investment vehicle allows a fund to participate in the municipal market in a generic fashion without buying or selling individual municipal securities. As such, index swaps can be used to "buy" the index (if we expect municipal yields to fall and prices to rise) or to "sell" the index (if we expect municipal yields to rise and prices to fall). The fund will make or receive a payment (at the swap termination date) based on a comparison of the value of the index at swap termination versus the value at swap initia-

T. ROWE PRICE                                 28
   tion. Index swaps can be customized as to par amount, maturity along the yield curve, and term (or length) of the swap. Thus, an intermediate fund may prefer a swap pegged to the 10-year maturity within the index while a long fund may prefer a 20-year maturity. The index can be designated to be any widely followed benchmark for municipal yields. If the fund's view of interest rates at the time of entering into the swap is incorrect, it would likely lose money from these investments.


   Operating policy Fund investments in index total return swaps are limited to 10% of total assets.

   Private Placements
   Each fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy The bond fund may invest up to 15% (10% for the money fund) of its net assets in illiquid securities, including unmarketable private placements.


 Types of Investment Management Practices

   Reserve Position (bond fund)

   A portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions provide flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring the fund's weighted average maturity; and serve as a short-term defense during periods of unusual market volatility. Fund reserve positions can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective.

   When-Issued Securities (all funds) and Forwards (bond fund)
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, each fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. Each fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may

ABOUT YOUR ACCOUNT                            29
   fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.


   Interest Rate Futures (bond fund)
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, futures (and options on futures) may be bought or sold in an effort to accomplish any number of objectives, including: to hedge against a potentially unfavorable change in interest rates and to adjust fund exposure to the municipal bond market; to protect portfolio value; to enhance income; as a cash management tool; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower fund total return, and the potential loss from their use could exceed a fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of the bond fund's net asset value.

   Borrowing Money and Transferring Assets

   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.


   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.


   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Portfolio Turnover (bond fund)

   The fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of the fund's investment program, its portfolio turnover rate may exceed 100%. Although the fund does not expect to generate any taxable income, a high turnover rate may increase transaction costs and result in additional taxable gains. The bond fund's portfolio turnover rates are listed in the table in the Financial Highlights section.

T. ROWE PRICE                                 30
   Sector Concentration

   It is possible that each fund could have a considerable amount of assets (25% or more) in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as transportation bonds.

   Credit-Quality Considerations

   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

   Table 5 shows the rating scale used by the major rating agencies, and Table 6 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.


 Table 5  Ratings of Municipal Debt Securities
                   Moody's        Standard &
                   Investors      Poor's           Fitch
                   Service, Inc.  Corporation      IBCA, Inc.            Definition
  Long Term         Aaa            AAA              AAA                   Highest quality
                   ----------------------------------------------------------------------------------------------
                    Aa             AA               AA                    High quality
                   ----------------------------------------------------------------------------------------------
                    A              A                A                     Upper medium grade
                   ----------------------------------------------------------------------------------------------
                    Baa            BBB              BBB                   Medium grade
                   Moody's                         S&P                            Fitch IBCA
  Short Term        MIG1/ VMIG1    Best quality     SP1+   Very strong quality     F-1+   Exceptionally strong
                                                    SP1    Strong grade                   quality
                                                                                   F-1    Very strong quality
                   ----------------------------------------------------------------------------------------------
                    MIG2/ VMIG2    High quality     SP2    Satisfactory grade      F-2    Good quality
                   ----------------------------------------------------------------------------------------------
  Commercial        P-1            Superior         A-1+   Extremely strong        F-1+   Exceptionally strong
  Paper                            quality                 quality                        quality
                                                    A-1    Strong quality          F-1    Very strong quality
                   ----------------------------------------------------------------------------------------------
                    P-2            Strong quality   A-2    Satisfactory quality    F-2    Good quality
 ---------------------------------------------------------------------------------------------------------------------

ABOUT YOUR ACCOUNT                            31

 Table 6  Explanation of Quality Ratings
                                        Bond
                                        Rating    Explanation
  Moody's Investors                      Aaa       Highest quality, smallest degree of
  Service, Inc.                                    investment risk.
                                        -----------------------------------------------------
                                         Aa        High quality; together with Aaa bonds,
                                                   they compose the high-grade bond group.
                                        -----------------------------------------------------
                                         A         Upper-medium-grade obligations; many
                                                   favorable investment attributes.
                                        -----------------------------------------------------
                                         Baa       Medium-grade obligations; neither highly
                                                   protected nor poorly secured. Interest
                                                   and principal appear adequate for the
                                                   present, but certain protective elements
                                                   may be lacking or may be unreliable over
                                                   any great length of time.
                                        -----------------------------------------------------
                                         Ba        More uncertain with speculative
                                                   elements. Protection of interest and
                                                   principal payments not well safeguarded
                                                   in good and bad times.
                                        -----------------------------------------------------
                                         B         Lack characteristics of desirable
                                                   investment; potentially low assurance of
                                                   timely interest and principal payments
                                                   or maintenance of other contract terms
                                                   over time.
                                        -----------------------------------------------------
                                         Caa       Poor standing, may be in default;
                                                   elements of danger with respect to
                                                   principal or interest payments.
                                        -----------------------------------------------------
                                         Ca        Speculative in high degree; could be in
                                                   default or have other marked
                                                   shortcomings.
                                        -----------------------------------------------------
                                         C         Lowest rated. Extremely poor prospects
                                                   of ever attaining investment standing.
 --------------------------------------------------------------------------------------------
  Standard & Poor's                      AAA       Highest rating; extremely strong
  Corporation                                      capacity to pay principal and interest.
                                        -----------------------------------------------------
                                         AA        High quality; very strong capacity to
                                                   pay principal and interest.
                                        -----------------------------------------------------
                                         A         Strong capacity to pay principal and
                                                   interest; somewhat more susceptible to
                                                   the adverse effects of changing
                                                   circumstances and economic conditions.
                                        -----------------------------------------------------
                                         BBB       Adequate capacity to pay principal and
                                                   interest; normally exhibit adequate
                                                   protection parameters, but adverse
                                                   economic conditions or changing
                                                   circumstances more likely to lead to
                                                   weakened capacity to pay principal and
                                                   interest than for higher-rated bonds.
                                        -----------------------------------------------------
                                         BB, B,    Predominantly speculative with respect
                                         CCC, CC   to the issuer's capacity to meet
                                                   required interest and principal
                                                   payments. BB - lowest degree of
                                                   speculation;
                                                   CC - the highest degree of speculation.
                                                   Quality and protective characteristics
                                                   outweighed by large uncertainties or
                                                   major risk exposure to adverse
                                                   conditions.
                                        -----------------------------------------------------
                                         D         In default.
                                        -----------------------------------------------------
  Fitch IBCA, Inc.                       AAA       Highest quality; obligor has
                                                   exceptionally strong ability to pay
                                                   interest and repay principal, which is
                                                   unlikely to be affected by reasonably
                                                   foreseeable events.
                                        -----------------------------------------------------
                                         AA        Very high quality; obligor's ability to
                                                   pay interest and repay principal is very
                                                   strong. Because bonds rated in the AAA
                                                   and AA categories are not significantly
                                                   vulnerable to foreseeable future
                                                   developments, short-term debt of these
                                                   issuers is generally rated F-1+.
                                        -----------------------------------------------------
                                         A         High quality; obligor's ability to pay
                                                   interest and repay principal is
                                                   considered to be strong, but may be more
                                                   vulnerable to adverse changes in
                                                   economic conditions and circumstances
                                                   than higher-rated bonds.
                                        -----------------------------------------------------
                                         BBB       Satisfactory credit quality; obligor's
                                                   ability to pay interest and repay
                                                   principal is considered adequate.
                                                   Unfavorable changes in economic
                                                   conditions and circumstances are more
                                                   likely to adversely affect these bonds
                                                   and impair timely payment. The
                                                   likelihood that the ratings of these
                                                   bonds will fall below investment grade
                                                   is higher than for higher-rated bonds.
                                        -----------------------------------------------------
                                         BB,       Not investment grade; predominantly
                                         CCC,      speculative with respect to the issuer's
                                         CC, C     capacity to repay interest and principal
                                                   in accordance with the terms of the
                                                   obligation for bond issues not in
                                                   default. BB is the least speculative. C
                                                   is the most speculative.
 -------------------------------------------------------------------------------------------------

T. ROWE PRICE                                 32
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 7, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.


 Table 7  Financial Highlights
                                                       Year ended February 28
  Money Fund                    1996/a/         1997           1998            1999           2000/a/
 ---------------------------------------------------------------------------------------------------------------

  Net asset value,
  beginning of period         $     1.000    $     1.000    $     1.000    $      1.000    $      1.000
  Income From Investment Operations
  Net investment income             0.032/ b/      0.029/ b/      0.031/ b/       0.028/ b/       0.028/ b/
                              -----------------------------------------------------------------------------
  Net gains or losses on
  securities (both realized        --             --             --              --              --
  and unrealized)
                              -----------------------------------------------------------------------------
  Total from investment
  operations                        0.032          0.029          0.031           0.028           0.028
  Less Distributions
  Dividends (from net              (0.032)        (0.029)        (0.031)         (0.028)         (0.028)
  investment income)
                              -----------------------------------------------------------------------------
  Distributions (from              --             --             --              --              --
  capital gains)
                              -----------------------------------------------------------------------------
  Total distributions              (0.032)        (0.029)        (0.031)         (0.028)         (0.028)
                              -----------------------------------------------------------------------------
  Net asset value,            $     1.000    $     1.000    $     1.000    $      1.000    $      1.000
  end of period
                              -----------------------------------------------------------------------------
  Total return                  3.26%/b/       2.91%/b/       3.11%/b/        2.81%/b/        2.79%/b/
  Ratios/Supplemental Data
  Net assets, end of period   $71,040        $82,729        $95,333        $106,119        $114,524
  (in thousands)
                              -----------------------------------------------------------------------------
  Ratio of expenses to          0.55%/b/       0.55%/b/       0.55%/b/        0.55%/b/        0.55%/b/
  average net assets
                              -----------------------------------------------------------------------------
  Ratio of net income to        3.21%/b/       2.86%/b/       3.07%/b/        2.77%/b/        2.76%/b/
  average net assets
 ---------------------------------------------------------------------------------------------------------------




 /a/       Year ended February 29.

 /b/
   Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through February 28, 2001.

ABOUT YOUR ACCOUNT                            33

 Table 7  Financial Highlights (continued)
                                         Year ended February 28
  Bond Fund              1996/a/       1997        1998       1999     2000/a/
 ---------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $  10.37    $  10.85    $  10.80   $  11.26   $  11.23
  Income From Investment Operations
  Net investment income     0.58/b/     0.57/b/      0.57       0.53       0.52
                         ----------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and               0.48       (0.05)       0.46       0.13      (1.02)
  unrealized)
                         ----------------------------------------------------------
  Total from investment
  operations                 1.06        0.52        1.03       0.66      (0.50)
  Less Distributions
  Dividends (from net       (0.58)      (0.57)      (0.57)     (0.53)     (0.52)
  investment income)
                         ----------------------------------------------------------
  Distributions (from        --          --         --         (0.16)     (0.01)
  capital gains)
                         ----------------------------------------------------------
  Total distributions       (0.58)      (0.57)      (0.57)     (0.69)     (0.53)
                         ----------------------------------------------------------
  Net asset value,       $  10.85    $  10.80    $  11.26   $  11.23   $  10.20
  end of period
                         ----------------------------------------------------------
  Total return              10.44%/b/    5.02%/b/    9.75%      6.08%     (4.47)%
  Ratios/Supplemental Data
  Net assets, end of     $134,933    $144,532    $177,393   $216,010   $180,243
  period (in thousands)
                         ----------------------------------------------------------
  Ratio of expenses to       0.65%/b/    0.65%/b/    0.61%      0.59%      0.58%
  average net assets
                         ----------------------------------------------------------
  Ratio of net income        5.42%/b/    5.35%/b/    5.16%      4.77%      4.94%
  to average net assets
                         ----------------------------------------------------------
  Portfolio turnover        116.0%       96.9%       55.0%      55.4%      77.5%
  rate
 ---------------------------------------------------------------------------------------




 /a/       Year ended February 29.

 /b/
   Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1997.

 INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

 Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.


 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts. In addition, the funds do not accept purchases made by credit card check.

Mail via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

ABOUT YOUR ACCOUNT                            35
Mail via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number


Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until we receive a signed New Account Form.

By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.


 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for Automatic Asset Builder and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer

Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

T. ROWE PRICE                                 36
By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.


Mail via U.S. Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.


 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service

You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

ABOUT YOUR ACCOUNT                            37
By Phone
Call Shareholder Services

If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

via private carriers/overnight services

T. Rowe Price Account Services Mailcode 17302 4515 Painters Mill Road Owings Mills, MD 21117-4903


 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------

Each fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the regis-

T. ROWE PRICE                                 38
tered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; and (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect each fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.


 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

ABOUT YOUR ACCOUNT                            39
Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access

24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com
After authorizing this service, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH

With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

T. ROWE PRICE                                 40
Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder

You can instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.


 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------

To Open an Account 1-800-638-5660 For Existing Brokerage Customers
1-800-225-7720
Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers/*/. We also provide a wide range of services, including:

Automated Telephone and Computer Services

You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Internet-Trader, you will pay a commission of $24.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Internet-Trader save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of

ABOUT YOUR ACCOUNT                            41
the same securities free of charge. Dividend payments must be $10.00 or greater to qualify for reinvestment. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.


/*Services //v//ary //b//y //f//irm./

/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./


 INVESTMENT INFORMATION
 ----------------------------------------------------------

To help shareholders monitor their investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
Walk-in
Investor Centers
 For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
 101 East Lombard Street

Owings Mills
 Three Financial Center 4515 Painters Mill Road

Boston Area
 386 Washington Street Wellesley

Colorado Springs
 4410 ArrowsWest Drive

Los Angeles Area
 Warner Center 21800 Oxnard Street Suite 270 Woodland Hills

Tampa
 4200 West Cypress Street 10th Floor

Washington, D.C.
 900 17th Street, N.W. Farragut Square
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com


(LOGO)
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 C04-040 7/1/00
1940 Act File No. 811-4521

 PROSPECTUS
                                                                    July 1, 2000
Virginia Short--Term Tax--Free Bond Fund


Virginia Tax--Free Bond Fund


 Short- and long-term bond funds seeking income that is exempt from federal and Virginia state income taxes.
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TROWEPRICERAMLOGO

T. Rowe Price State Tax-Free Income Trust
  Virginia Short-Term Tax-Free Bond Fund
  Virginia Tax-Free Bond Fund
Prospectus

July 1, 2000

1             ABOUT THE FUNDS
              Objective, Strategy, Risks, and Expenses      1
              -----------------------------------------------
              Other Information About the Funds             6
              -----------------------------------------------
              Some Characteristics of Municipal             8
              Securities
              -----------------------------------------------
              Some Basics of Fixed Income Investing         9
              -----------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving                 12
              Sale Proceeds
              -----------------------------------------------
              Distributions and Taxes                      13
              -----------------------------------------------
              Transaction Procedures and                   16
              Special Requirements
              -----------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management                  19
              -----------------------------------------------
              Understanding Performance Information        21
              -----------------------------------------------
              Investment Policies and Practices            22
              -----------------------------------------------
              Financial Highlights                         31
              -----------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                         33
              and Transaction Information
              -----------------------------------------------
              Opening a New Account                        33
              -----------------------------------------------
              Purchasing Additional Shares                 35
              -----------------------------------------------
              Exchanging and Redeeming                     35
              -----------------------------------------------
              Rights Reserved by the Funds                 37
              -----------------------------------------------
              Information About Your Services              37
              -----------------------------------------------
              T. Rowe Price Brokerage                      39
              -----------------------------------------------
              Investment Information                       40
              -----------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $185.2 billion, including over $7 billion in municipal bond assets, for more than eight million individual and institutional investor accounts as of March 31, 2000.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether these funds are appropriate for you, this section reviews their major characteristics.


 What is each fund's objective?

   The Virginia Short-Term Tax-Free Bond Fund seeks to provide the highest level of income exempt from federal and Virginia state income taxes consistent with modest fluctuation in principal value.

   The Virginia Tax-Free Bond Fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade Virginia municipal bonds.


 What is each fund's principal investment strategy?

   The Virginia Short-Term Tax-Free Bond Fund will invest at least 65% of its total assets in investment-grade Virginia municipal bonds. The portfolio's weighted average maturity will not exceed three years, but there is no maturity limit on individual securities.

   The Virginia Tax-Free Bond Fund will invest at least 65% of its total assets in investment-grade Virginia municipal bonds. Its weighted average maturity is expected to exceed 15 years.

   Each fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The funds may occasionally purchase below-investment-grade securities (including those with the lowest or no rating) but no such purchase will be made if it would cause either fund's noninvestment-grade bonds to exceed 5% of its net assets.

   Investment decisions for each fund reflect the manager's outlook for interest rates and the economy as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities within each fund's maturity range to provide higher yield and greater appreciation potential. And if our economic outlook is positive, we may take advantage of the funds' 5% "baskets" for noninvestment-grade bonds. From time to time, a fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks such as hospital, electric utility, or private activity

T. ROWE PRICE                                 2
   bonds. The funds may sell holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality or to shift assets into higher-yielding securities.

   Each fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Virginia state income taxes. The funds will generally purchase these securities when they offer a comparably attractive combination of risk and return.

   Due to seasonal variations or shortages in the supply of suitable Virginia securities, each fund may invest in municipals whose interest is exempt from federal but not Virginia state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of each fund's annual income.

   While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and municipal warrants, in keeping with fund objectives.

  . Income from Virginia municipal securities is exempt from federal and Virginia state income taxes.


 What are the main risks of investing in the funds?

   Any of the following could cause a decline in your fund's price or income.

  . Interest rate risk This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

   While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

  . Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

   As of June 1, 2000, the state of Virginia was rated Aaa by Moody's, AAA by Standard & Poor's and Fitch.

   Each fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary from the state's general obligations.

ABOUT THE FUNDS                               3
   While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. We may retain a security whose credit quality is downgraded after purchase.

  . Political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

  . Nondiversified risk Because they are nondiversified, each fund can invest more of its assets in a smaller number of issuers than diversified funds. This could result in greater potential losses than funds investing in a broader variety of issues.

  . Geographical risk A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and therefore has greater exposure to adverse economic and political changes within that state.

  . Political risk This is the chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

  . Other risks Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

   Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

  . Derivatives risk To the extent each fund uses these instruments, it may be exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  . The share price and income level of each fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The funds can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you will need your principal in a relatively short time, or

T. ROWE PRICE                                 4
   want to minimize share price volatility, the Short-Term Tax-Free Bond Fund may be a good choice. However, if you are investing for higher tax-free income and can tolerate more share price volatility, you should consider the longer-term bond fund. If you are investing for principal stability and liquidity, you should consider a money market fund.

   Both funds are inappropriate for tax-deferred accounts, such as IRAs.

  . The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.


 How has each fund performed in the past?

   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.



                                          Calendar Year Total Returns
      Fund        "90"   "91"   "92"   "93"    "94"    "95"    "96"   "97"   "98"   "99"
 -----------------------------------------------------------------------------------------------
  Short-Term
  Tax-Free Bond    --     --     --      --      --    7.56   3.53   4.30   4.76   1.44
  Tax-Free Bond    --     --   9.22   12.54   -5.08   16.84   4.11   9.00   6.19   -3.43
 -----------------------------------------------------------------------------------------------



 Short-Term Tax-Free Bond Fund Quarter ended Total return

 Best quarter   3/31/95   2.51%

 Worst quarter  6/30/99   -0.27%



 Tax-Free Bond Fund       Quarter ended Total return

 Best quarter   3/31/95   6.31%

 Worst quarter  3/31/94   -5.47%



 The Short-Term Tax-Free Bond Fund's return for the 3 months ended 3/31/00 was
   0.94%.

 The Tax-Free Bond Fund's return for the 3 months ended 3/31/00 was 3.33%.

ABOUT THE FUNDS                               5

 Table 1  Average Annual Total Returns
                             Periods ended December 31, 1999
                             1 year  5 years  Since inception   Inception date
 ----------------------------
  Virginia Short-Term
  Tax-Free Bond Fund          1.44%   4.30%        4.30%           11/30/94
  Lehman 3-Year State GO
  Bond Index                  1.89    5.12         5.09
  Lipper Short Municipal
  Debt Funds Average          1.69    4.32         4.32

  Virginia Tax-Free Bond
  Fund                       -3.43    6.34         6.39            4/30/91
  Lehman Municipal Bond
  Index                      -2.06    6.91         6.68
  Lipper Virginia Municipal  -3.88    6.20         5.91
  Debt Funds Average
 ------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any. Lehman indices do not reflect the deduction of any fees or expenses.


 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


 Table 2  Fees and Expenses of the Funds
                                                            Annual fund operating expenses
                                                    (expenses that are deducted from fund assets)
                                        Management   Other    Total annual fund   Fee waiver/expense    Net
  Fund                                     fee      expenses  operating expenses    reimbursement     expenses
 ---------------------------------------------------------------------------------                    ---------------
  Short-Term Tax-Free Bond/a/             0.42%      0.53%          0.95%               0.35%          0.60%
                                        ------------------------------------------------------------------------
  Tax-Free Bond                           0.42       0.13           0.55                   --            --
 --------------------------------------------------------------------------------------------------------------------


 /a/Effective March 1, 2000, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through February 28, 2002, to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed 0.60%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund's expense ratio is below 0.60%; however, no reimbursement will be made after February 29, 2004, or if it would result in the expense ratio exceeding 0.60%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

T. ROWE PRICE                                 6

  Fund                      1 year   3 years   5 years   10 years
 -----------------------------------------------------------------------

  Short-Term Tax-Free Bond    $61      $231      $455     $1100
                            ---------------------------------------
  Tax-Free Bond                56       176       307       689
 -----------------------------------------------------------------------




 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are the funds' potential rewards?

   The regular income dividends you receive from the funds should be exempt from federal income taxes. They are also expected to be exempt from Virginia state taxes for shareholders who live in Virginia.

   The Virginia Short-Term Tax-Free Bond Fund is expected to provide a higher level of tax-free income than a money market fund and less share price volatility than the Virginia Tax-Free Bond Fund.

   The Virginia Tax-Free Bond Fund is expected to provide higher income and also have greater share price fluctuation than the Virginia Short-Term Tax-Free Bond Fund.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding or sector on a fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's sensitivity to interest rate changes.


 What is the credit quality of Virginia general obligations?

   As of June 1, 2000, Virginia's credit ratings continue to be maintained at Aaa, AAA, and AAA by Moody's, Standard & Poor's and Fitch, respectively. In fact, the Commonwealth of Virginia has never been downgraded from these levels given its history of conservative financial management and stable economic conditions. Virginia also bears the distinction of being the first state awarded a Aaa rating from Moody's (in 1938). The Virginia constitution limits the issuance of general obligation debt to 1.15 times average tax revenues for the past three fis-

ABOUT THE FUNDS                               7
   cal years. Additional restrictions are imposed for bonds issued for certain other purposes. The state has substantial capacity to issue additional debt within these limits.

  . Credit ratings and the financial and economic conditions of the state and local governments, public authorities, or others in which each fund may invest are subject to change at any time.


 What about the quality of the funds' other holdings?

   In addition to the state's general obligations, each fund will invest a significant portion of assets in bonds that are rated according to the issuer's individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Virginia depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

   Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary from that of the state's general obligations.

   As of June 1, 2000, Puerto Rico's general obligations were rated Baa1 by Moody's and A by Standard & Poor's.


 What are derivatives and can each fund invest in them?

   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella - from conventional instruments, such as callable bonds, futures, and options, to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" became widely known among the investing public relatively recently, derivatives have in fact been employed by investment managers for many years.

   Each fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. Each fund limits its use of derivatives to situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust portfolio duration.

T. ROWE PRICE                                 8
   These funds will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of 1) a three-year investment-grade bond for the Short-Term Tax-Free Bond Fund; or 2) a long-term investment-grade bond for the Tax-Free Bond Fund.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the funds may purchase as well as types of management practices the funds may use.



 SOME CHARACTERISTICS OF MUNICIPAL SECURITIES
 ----------------------------------------------------------

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipals and municipal funds?

   The regular income dividends you receive should be exempt from regular federal income taxes. A portion of these dividends may also be exempt from your state and local income tax (if any). However, fund capital gain distributions are taxable to you. (See Useful Information on Distributions and Taxes for details.)

  . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, each fund will not purchase a security if, as a result, more than 20% of the fund's

ABOUT THE FUNDS                               9
   income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Distributions and Taxes -Tax on Fund Distributions.)

   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.


 Table 3  Taxable-Equivalent Yields
  If your                                    A tax-free yield of
  federal tax                       2%     3%     4%     5%     6%     7%
  rate is:                               Equals a taxable yield of:
  28%                              2.8%   4.2%   5.6%   6.9%   8.3%    9.7%
                                   ------------------------------------------
  31%                              2.9    4.3    5.8    7.2    8.7    10.1
                                   ------------------------------------------
  36%                              3.1    4.7    6.2    7.8    9.4    10.9
                                   ------------------------------------------
  39.6%                            3.3    5.0    6.6    8.3    9.9    11.6
 ---------------------------------------------------------------------------------




 SOME BASICS OF FIXED INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)

T. ROWE PRICE                                 10
 Is yield the same as total return?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.


 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share price by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration

ABOUT THE FUNDS                               11
   of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.


 Table 4  How Interest Rates May Affect Bond Prices
                                  Price per $1,000 of a Municipal Bond if Interest Rates:
                                     Rates                        Rates
  Bond maturity          Coupon     Increase                     Decrease
                                       1%            2%             1%             2%
  1 year          2001   4.30%        $990          $981          $1,010         $1,020
                                 -----------------------------------------------------------
  3 years         2003   4.86          973           947           1,028          1,057
                                 -----------------------------------------------------------
  5 years         2005   4.96          957           917           1,045          1,092
                                 -----------------------------------------------------------
  10 years        2010   5.16          926           859           1,081          1,170
                                 -----------------------------------------------------------
  20 years        2020   5.69          891           797           1,129          1,281
                                 -----------------------------------------------------------
  30 years        2030   5.80          873           769           1,158          1,356
 ------------------------------------------------------------------------------------------------


 The table reflects yields on AAA-rated municipals as of April 30, 2000. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

 ABOUT YOUR ACCOUNT
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for each fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000

ABOUT THE FUNDS                               13
   banks, savings banks, and credit unions. Proceeds sent by ACH transfer should be credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are ordinarily paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

T. ROWE PRICE                                 14
   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from each fund are expected to be exempt from federal and state and local (if any) income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . A fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

ABOUT THE FUNDS                               15
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you by either fund. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. However, if you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent each fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.

T. ROWE PRICE                                 16
 Purchase Conditions

   Nonpayment
   If you pay with a check or ACH transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day holding period does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

ABOUT THE FUNDS                               17
 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades in your account or accounts controlled by you can disrupt management of a fund and raise its expenses. To deter such activity, the funds have adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, or if your trade activity involves market timing, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases and redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party, you can make one purchase and one sale involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases and redemptions are exempt from this policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase

T. ROWE PRICE                                 18
   from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts, but a separate custodial fee may apply to such accounts.


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The T. Rowe Price State Tax-Free Income Trust (the "Trust") was organized in 1986 as a Massachusetts business trust. Each series is a "nondiversified, open-end investment company," or mutual fund. The Virginia Tax-Free Bond Fund was organized in 1991, and the Virginia Short-Term Tax-Free Bond Fund was organized in 1994. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  . Shareholders benefit from T. Rowe Price's 63 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

T. ROWE PRICE                                 20
 Who runs the funds?

   General Oversight
   The Trust is governed by a Board of Trustees that elects the Trust's officers and meets regularly to review the funds' investments, performance, expenses, and other business affairs. The policy of the Trust is that a majority of Board members are independent of T. Rowe Price.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund's investment program. The Investment Advisory Committees comprise the following members:

  . Short-Term Tax-Free Bond Fund Charles B. Hill, Chairman, Linda A. Brisson,
   Patricia S. Deford, Hugh D. McGuirk, Mary J. Miller, Julie A. Salsbery, and Arthur S. Varnado. Mr. Hill has been chairman of the fund's committee since its inception in 1994. He joined T. Rowe Price in 1991 and has been managing investments since 1986.

  . Tax-Free Bond Fund Hugh D. McGuirk, Chairman, Linda A. Brisson, Patricia S.
   Deford, Konstantine B. Mallas, Mary J. Miller, and Arthur S. Varnado. Mr. McGuirk joined T. Rowe Price in 1993 as a trader and has been a member of the fund's Advisory committee since 1994. He has been managing investments since 1997 when he was appointed the fund's chairman.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

   Group Fee Schedule
    0.334%/a/         First $50 billion

    0.305%            Next $30 billion

    0.300%            Next $40 billion

    0.295%            Thereafter
    -------------------------------------


   /a/     Represents a blended group fee rate containing various break points.

ABOUT THE FUNDS                               21
   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of over $108 billion at February 29, 2000, the group fee was 0.32%. The individual fund fee is 0.10%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the

T. ROWE PRICE                                 22
   period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield-also called the standardized yield-may differ from the dividend yield.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies are adhered to at the time of investment. A later change in circumstances does not cause a violation of the restriction and will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, fund investments in residual interest bonds are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

ABOUT THE FUNDS                               23
 Types of Portfolio Securities

   In seeking to meet its investment objective, each fund may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of fund securities and investment management practices.

   Fundamental policy Each fund is registered as a nondiversified mutual fund. This means that the funds may invest a greater portion of their assets in a single issuer than diversified funds, which may subject the funds to greater risk of price declines. However, because each fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each quarter, with respect to 50% of its total assets, no more than 5% of its assets is invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% of its assets is invested in a single issuer.

   Municipal Securities
   Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the funds may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  . In purchasing municipals, the funds rely on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, each fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal and Virginia state income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

T. ROWE PRICE                                 24
   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, there is no limit on fund investments in high-quality, short-term securities whose income is subject to federal and Virginia state income taxes.

   Operating policy Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

   In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the funds would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.

   Municipal Warrants
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The funds might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

   Operating policy Fund investments in municipal warrants are limited to 2% of total assets.

   Securities With "Puts"
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This feature enhances a security's liquidity by dramatically shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a feature terminates prior to being exer-

ABOUT THE FUNDS                               25
   cised, the funds may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the funds. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   Derivatives and synthetics in which the funds may invest include:

  . Residual Interest Bonds (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

T. ROWE PRICE                                 26
   Operating policy Fund investments in residual interest bonds are limited to 10% of total assets.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on fund investments in these securities.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect fund total return.

   Operating policy Fund investments in embedded interest rate swaps and caps are limited to 10% of total assets.

  . Index Total Return Swaps This investment vehicle allows a fund to participate in the municipal market in a generic fashion without buying or selling individual municipal securities. As such, index swaps can be used to "buy" the index (if we expect municipal yields to fall and prices to rise) or to "sell" the index (if we expect municipal yields to rise and prices to fall). The funds will make or receive a payment (at the swap termination date) based on a comparison of the value of the index at swap termination versus the value at swap initiation. Index swaps can be customized as to par amount, maturity along the yield curve, and term (or length) of the swap. Thus, an intermediate fund may prefer a swap pegged to the 10-year maturity within the index while a long fund may prefer a 20-year maturity. The index can be designated to be any widely followed benchmark for municipal yields. If the funds' view of interest rates at the time of entering into the swap is incorrect, they would likely lose money from these investments.

ABOUT THE FUNDS                               27
   Operating policy Fund investments in index total return swaps are limited to 10% of total assets.

   Private Placements
   Each fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy Fund investments in illiquid securities, including unmarketable private placements, are limited to 15% of net assets.


 Types of Investment Management Practices

   Reserve Position
   A portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions provide flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring each fund's weighted average maturity; and serve as a short-term defense during periods of unusual market volatility. Fund reserve positions can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the funds may not achieve their investment objectives.

   When-Issued Securities and Forwards
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, each fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. Each fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, futures (and options on futures) may be bought or sold in an effort to accomplish any number of objectives, including: to hedge

T. ROWE PRICE                                 28
   against a potentially unfavorable change in interest rates and to adjust fund exposure to the municipal bond market; to protect portfolio value; to enhance income; as a cash management tool; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower fund total return, and the potential loss from their use could exceed a fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of fund net asset value.

   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Portfolio Turnover
   Each fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of each fund's investment program, a fund's portfolio turnover rate may exceed 100%. Although the funds do not expect to generate any taxable income, a high turnover rate may increase transaction costs and result in additional taxable gains. The funds' portfolio turnover rates are listed in the table in the Financial Highlights section.

   Sector Concentration
   It is possible that each fund could have a considerable amount of assets (25% or more) in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as transportation bonds.

ABOUT THE FUNDS                               29
   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

   Table 5 shows the rating scale used by the major rating agencies, and Table 6 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.


 Table 5  Ratings of Municipal Debt Securities
                   Moody's        Standard &
                   Investors      Poor's           Fitch
                   Service, Inc.  Corporation      IBCA, Inc.            Definition
  Long Term         Aaa            AAA              AAA                   Highest quality
                   ----------------------------------------------------------------------------------------------
                    Aa             AA               AA                    High quality
                   ----------------------------------------------------------------------------------------------
                    A              A                A                     Upper medium grade
                   ----------------------------------------------------------------------------------------------
                    Baa            BBB              BBB                   Medium grade
                   Moody's                         S&P                            Fitch IBCA
  Short Term        MIG1/ VMIG1    Best quality     SP1+   Very strong quality     F-1+   Exceptionally strong
                                                    SP1    Strong grade                   quality
                                                                                   F-1    Very strong quality
                   ----------------------------------------------------------------------------------------------
                    MIG2/ VMIG2    High quality     SP2    Satisfactory grade      F-2    Good quality
                   ----------------------------------------------------------------------------------------------
  Commercial        P-1            Superior         A-1+   Extremely strong        F-1+   Exceptionally strong
  Paper                            quality                 quality                        quality
                                                    A-1    Strong quality          F-1    Very strong quality
                   ----------------------------------------------------------------------------------------------
                    P-2            Strong quality   A-2    Satisfactory quality    F-2    Good quality
 ---------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE                                 30

 Table 6  Explanation of Quality Ratings
                                        Bond
                                        Rating   Explanation
  Moody's Investors                     Aaa      Highest quality, smallest degree of
  Service, Inc.                                  investment risk.
                                        -----------------------------------------------------
                                        Aa       High quality; together with Aaa bonds,
                                                 they compose the high-grade bond group.
                                        -----------------------------------------------------
                                        A        Upper-medium-grade obligations; many
                                                 favorable investment attributes.
                                        -----------------------------------------------------
                                        Baa      Medium-grade obligations; neither highly
                                                 protected nor poorly secured. Interest and
                                                 principal appear adequate for the present,
                                                 but certain protective elements may be
                                                 lacking or may be unreliable over any
                                                 great length of time.
                                        -----------------------------------------------------
                                        Ba       More uncertain with speculative elements.
                                                 Protection of interest and principal
                                                 payments not well safeguarded in good and
                                                 bad times.
                                        -----------------------------------------------------
                                        B        Lack characteristics of desirable
                                                 investment; potentially low assurance of
                                                 timely interest and principal payments or
                                                 maintenance of other contract terms over
                                                 time.
                                        -----------------------------------------------------
                                        Caa      Poor standing, may be in default; elements
                                                 of danger with respect to principal or
                                                 interest payments.
                                        -----------------------------------------------------
                                        Ca       Speculative in high degree; could be in
                                                 default or have other marked
                                                 shortcomings.
                                        -----------------------------------------------------
                                        C        Lowest rated. Extremely poor prospects of
                                                 ever attaining investment standing.
                                        -----------------------------------------------------
  Standard & Poor's                     AAA      Highest rating; extremely strong capacity
  Corporation                                    to pay principal and interest.
                                        -----------------------------------------------------
                                        AA       High quality; very strong capacity to pay
                                                 principal and interest.
                                        -----------------------------------------------------
                                        A        Strong capacity to pay principal and
                                                 interest; somewhat more susceptible to the
                                                 adverse effects of changing circumstances
                                                 and economic conditions.
                                        -----------------------------------------------------
                                        BBB      Adequate capacity to pay principal and
                                                 interest; normally exhibit adequate
                                                 protection parameters, but adverse
                                                 economic conditions or changing
                                                 circumstances more likely to lead to
                                                 weakened capacity to pay principal and
                                                 interest than for higher-rated bonds.
                                        -----------------------------------------------------
                                        BB, B,   Predominantly speculative with respect to
                                        CCC, CC  the issuer's capacity to meet required
                                                 interest and principal payments. BB -
                                                 lowest degree of speculation;
                                                 CC - the highest degree of speculation.
                                                 Quality and protective characteristics
                                                 outweighed by large uncertainties or major
                                                 risk exposure to adverse conditions.
                                        -----------------------------------------------------
                                        D        In default.
                                        -----------------------------------------------------
  Fitch IBCA, Inc.                      AAA      Highest quality; obligor has exceptionally
                                                 strong ability to pay interest and repay
                                                 principal, which is unlikely to be
                                                 affected by reasonably foreseeable events.
                                        -----------------------------------------------------
                                        AA       Very high quality; obligor's ability to
                                                 pay interest and repay principal is very
                                                 strong. Because bonds rated in the AAA and
                                                 AA categories are not significantly
                                                 vulnerable to foreseeable future
                                                 developments, short-term debt of these
                                                 issuers is generally rated F-1+.
                                        -----------------------------------------------------
                                        A        High quality; obligor's ability to pay
                                                 interest and repay principal is considered
                                                 to be strong, but may be more vulnerable
                                                 to adverse changes in economic conditions
                                                 and circumstances than higher-rated bonds.
                                        -----------------------------------------------------
                                        BBB      Satisfactory credit quality; obligor's
                                                 ability to pay interest and repay
                                                 principal is considered adequate.
                                                 Unfavorable changes in economic conditions
                                                 and circumstances are more likely to
                                                 adversely affect these bonds and impair
                                                 timely payment. The likelihood that the
                                                 ratings of these bonds will fall below
                                                 investment grade is higher than for
                                                 higher-rated bonds.
                                        -----------------------------------------------------
                                        BB,      Not investment grade; predominantly
                                        CCC,     speculative with respect to the issuer's
                                        CC, C    capacity to repay interest and principal
                                                 in accordance with the terms of the
                                                 obligation for bond issues not in default.
                                                 BB is the least speculative. C is the most
                                                 speculative.
 -------------------------------------------------------------------------------------------------

ABOUT THE FUNDS                               31
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 7, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.

 Table 7  Financial Highlights
                                               Year ended February 28
  Short-Term Tax-Free Bond
                                 1996/a/    1997       1998       1999       2000/a/
 -------------------------------------------------------------------------------------------

  Net asset value,
  beginning of period           $  5.06    $  5.16    $  5.13    $  5.15    $  5.18
  Income From Investment Operations
  Net investment income           0.21/b/    0.20/b/    0.19/b/    0.19/b/    0.18/b/
                                -------------------------------------------------------
  Net gains or losses on
  securities (both realized        0.11      (0.03)      0.03       0.04      (0.11)
  and unrealized)
                                -------------------------------------------------------
  Total from investment
  operations                       0.32       0.17       0.22       0.23       0.07
  Less Distributions
  Dividends (from net             (0.21)     (0.20)     (0.19)     (0.19)     (0.18)
  investment income)
                                -------------------------------------------------------
  Distributions (from capital     (0.01)        --      (0.01)     (0.01)     (0.01)
  gains)
                                -------------------------------------------------------
  Total distributions             (0.22)     (0.20)     (0.20)     (0.20)     (0.19)
                                -------------------------------------------------------
  Net asset value, end          $  5.16    $  5.13    $  5.15    $  5.18    $  5.06
  of period
                                -------------------------------------------------------
  Total return                     6.43%/b/   3.33%/b/   4.48%/b/   4.51%/b/   1.48%/b/
  Ratios/Supplemental Data
  Net assets, end of period     $12,480    $16,314    $20,361    $26,772    $27,620
  (in thousands)
                                -------------------------------------------------------
  Ratio of expenses to average     0.65%/b/   0.65%/b/   0.65%/b/   0.62%/b/   0.60%/b/
  net assets
                                -------------------------------------------------------
  Ratio of net income to           4.07%/b/   3.84%/b/   3.81%/b/   3.65%/b/   3.61%/b/
  average net assets
                                -------------------------------------------------------
  Portfolio turnover rate          36.4%      32.5%      75.0%      22.5%      39.3%
 -------------------------------------------------------------------------------------------


 /a/       Year ended February 29.

 /b/
   Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through June 30, 1998, and a 0.60% voluntary expense limitation in effect from July 1, 1998, through February 29, 2000.

T. ROWE PRICE                                 32

 Table 7  Financial Highlights (continued)
                                         Year ended February 28
  Tax-Free Bond          1996/a/       1997        1998       1999     2000/a/
 ---------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $  10.56    $  11.09    $  11.05   $  11.45   $  11.45
  Income From Investment Operations
  Net investment income     0.57/b/     0.57/b/      0.57       0.55       0.54
                         ----------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and               0.53       (0.04)       0.40       0.12      (0.90)
  unrealized)
                         ----------------------------------------------------------
  Total from investment
  operations                 1.10        0.53        0.97       0.67      (0.36)
  Less Distributions
  Dividends (from net       (0.57)      (0.57)      (0.57)     (0.55)     (0.54)
  investment income)
                         ----------------------------------------------------------
  Distributions (from          --          --          --      (0.12)        --
  capital gains)
                         ----------------------------------------------------------
  Total distributions       (0.57)      (0.57)      (0.57)     (0.67)     (0.54)
                         ----------------------------------------------------------
  Net asset value, end   $  11.09    $  11.05    $  11.45   $  11.45   $  10.55
  of period
                         ----------------------------------------------------------
  Total return              10.69%/b/    5.00%/b/    9.03%      6.02%     (3.16%)
  Ratios/Supplemental Data
  Net assets, end of     $178,750    $195,783    $238,282   $278,812   $261,992
  period (in thousands)
                         ----------------------------------------------------------
  Ratio of expenses to       0.65%/b/    0.65%/b/    0.58%      0.57%      0.55%
  average net assets
                         ----------------------------------------------------------
  Ratio of net income        5.27%/b/    5.23%/b/    5.12%      4.83%      4.96%
  to average net assets
                         ----------------------------------------------------------
  Portfolio turnover         93.7%       66.2%       64.3%      47.3%      48.1%
  rate
 ---------------------------------------------------------------------------------------


 /a/       Year ended February 29.

 /b/
   Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1997.

 INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
                                                       Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

                                                          Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

                                                            Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

                                                                         By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts. In addition, the funds do not accept purchases made by credit card check.

T. ROWE PRICE                                 34
Mail via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

Mail via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

                                                                         By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until we receive a signed New Account Form.

                                                                     By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

                                                                       In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

ABOUT THE FUNDS                               35
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for Automatic Asset Builder and gifts or transfers to minors (UGMA/UTMA) accounts

                                                                 By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

                                                                         By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

                                                                         By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.

Mail via U.S. Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

                                                      By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
                                                                Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

T. ROWE PRICE                                 36
                                                                     Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

                                                                        By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

                                                                         By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

via private carriers/overnight services
T. Rowe Price Account Services Mail Code 17302 4515 Painters Mill Road Owings Mills, MD 21117-4903

ABOUT THE FUNDS                               37
 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
Each fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; and (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect each fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
            Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660 Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

T. ROWE PRICE                                 38
Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

                                                                Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

                  Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days Tele*Access
24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

                                                  Web Address www.troweprice.com
After authorizing this service, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

                                                Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

                                                  Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

                                                            Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

ABOUT THE FUNDS                               39
By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

                                                                    Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

                                                             Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You can instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
              To Open an Account 1-800-638-5660 For Existing Brokerage Customers
                                                                  1-800-225-7720
Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers/*/. We also provide a wide range of services, including:

Automated Telephone and Computer Services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Internet-Trader, you will pay a commission of $24.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Inter-

T. ROWE PRICE                                 40
net-Trader save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Dividend payments must be $10.00 or greater to qualify for reinvestment. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.

/*Services //v//ary //b//y //f//irm./

/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

ABOUT THE FUNDS                               41
Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http:// www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
Walk-in
Investor Centers
 For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
 101 East Lombard Street

Owings Mills
 Three Financial Center 4515 Painters Mill Road

Boston Area
 386 Washington Street Wellesley

Colorado Springs
 4410 ArrowsWest Drive

Los Angeles Area
 Warner Center 21800 Oxnard Street Suite 270 Woodland Hills

Tampa
 4200 West Cypress Street 10th Floor

Washington, D.C.
 900 17th Street, N.W. Farragut Square
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com



LOGO

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

                                                              C14-040 7/1/00

1940 Act File No. 811-4521

  STATEMENT OF ADDITIONAL INFORMATION

   The date of this Statement of Additional Information is July 1, 2000.

         T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST (the "Trust") California Tax-Free Bond Fund
              California Tax-Free Money Fund
                                       and
         T. ROWE PRICE STATE TAX-FREE INCOME TRUST (the "Trust")
              Florida Intermediate Tax-Free Fund
              Georgia Tax-Free Bond Fund
              Maryland Short-Term Tax-Free Bond Fund
              Maryland Tax-Free Bond Fund
              New Jersey Tax-Free Bond Fund
              New York Tax-Free Bond Fund
              New York Tax-Free Money Fund
              Virginia Short-Term Tax-Free Bond Fund
              Virginia Tax-Free Bond Fund
                                       and
         T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
              T. Rowe Price Tax-Efficient Balanced Fund
              T. Rowe Price Tax-Efficient Growth Fund
         T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

              T. Rowe Price Tax-Exempt Money Fund
              T. Rowe Price Tax-Exempt Money Fund--PLUS Class

         T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
         T. ROWE PRICE TAX-FREE INCOME FUND, INC.
         T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.
         T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
 -------------------------------------------------------------------------------

   Mailing Address: T. Rowe Price Investment Services, Inc. 100 East Pratt Street Baltimore, Maryland 21202 1-800-638-5660


   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated July 1, 2000, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each fund's financial statements for the year ended February 29, 2000, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

                                                                  C03-043 7/1/00

                              TABLE OF CONTENTS
                              -----------------
                        Page                                             Page
                        ----                                             ----
Capital Stock             69       Pricing of Securities                     60

------------------------------     --------------------------------------------
Code of Ethics            53       Principal Holders of Securities           47

------------------------------     --------------------------------------------
Custodian                 53       Ratings of Commercial Paper               75

------------------------------     --------------------------------------------
Distributor for the       52       Ratings of Municipal Debt Securities      73
Funds
------------------------------     --------------------------------------------
Dividends and             62       Ratings of Municipal Notes and            75
Distributions                      Variable Rate Securities
------------------------------     --------------------------------------------
Federal Registration      71       Risk Factors                               3
of Shares
------------------------------     --------------------------------------------
Independent               71       Risk Factors Associated with a             5
Accountants                        California Portfolio
------------------------------     --------------------------------------------
Investment Management     48       Risk Factors Associated with a             7
Services                           Florida Portfolio
------------------------------     --------------------------------------------
Investment Objectives      2       Risk Factors Associated with a             9
and Policies                       Georgia Portfolio
------------------------------     --------------------------------------------
Investment Performance    66       Risk Factors Associated with a            11
                                   Maryland Portfolio
------------------------------     --------------------------------------------
Investment Program        19       Risk Factors Associated with a New        12
                                   Jersey Portfolio
------------------------------     --------------------------------------------
Investment                37       Risk Factors Associated with a New        13
Restrictions                       York Portfolio
------------------------------     --------------------------------------------
Legal Counsel             71       Risk Factors Associated with a            16
                                   Virginia Portfolio
------------------------------     --------------------------------------------
Management of the                  Risk Factors Associated with
Funds                              Tax-Efficient Growth Fund and the
                          40       Equity Portion of Tax-Efficient           18
                                   Balanced Fund
------------------------------     --------------------------------------------
Net Asset Value Per       61       Services by Outside Parties               53
Share
------------------------------     --------------------------------------------
Organization of the       70       Tax Status                                62
Funds
------------------------------     --------------------------------------------
Portfolio Management      26       Yield Information                         64
Practices
------------------------------     --------------------------------------------
Portfolio Transactions    54

------------------------------     --------------------------------------------






 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each fund's investment objectives and policies discussed in each fund's prospectus.

   The funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund's operating policies are subject to change by each Board of Directors/Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price")
                  Moody's Investors Service, Inc. ("Moody's")
                  Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")
                  Rowe Price-Fleming International, Inc. ("Price-Fleming")

   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.

 RISK FACTORS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.

   All Funds (other than Tax-Efficient Growth Fund)

   The funds are designed for investors who, because of their tax bracket, can benefit from investment in municipal bonds whose income is exempt from federal taxes. The funds are not appropriate for qualified retirement plans where income is already tax-deferred.

   All Funds

   Because of their investment policies, the funds may or may not be suitable or appropriate for all investors. The funds (except for the Money Funds) are not an appropriate investment for those whose primary objective is principal stability. The value of the portfolio securities of the fund will fluctuate based upon market conditions. The Tax-Efficient Balanced Fund will normally have 40-50% of its assets in equity securities. The Tax-Efficient Growth Fund will normally invest substantially all of its assets in common stocks. Assets of these funds invested in equity securities will be subject to all of the risks of investing in the stock market. There can, of course, be no assurance that the funds will achieve their investment objectives.

   All Funds (other than Tax-Efficient Growth Fund)


                              Municipal Securities

   Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody's, S&P, and Fitch IBCA, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the value of a fund's portfolio would be affected and, in such an event, a fund would reevaluate its investment objectives and policies.

   Although the banks and securities dealers with which the fund will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the fund with respect to such transactions.

   After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event would require a sale of such security by the fund. However, T. Rowe Price will consider such events in its determination of whether the fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P, or Fitch may change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the fund's Board of Directors/Trustees, determines whether the unrated security is of a quality comparable to that which the fund is allowed to purchase.

   Municipal Bond Insurance All of the funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The guarantee is purchased from a private, non-governmental insurance company.

   There are two types of insured securities that may be purchased by the funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve
   -------------------
   the bond's credit rating. By meeting the insurer's standards and paying an insurance premium based on the bond's principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

   The funds may also purchase bonds that carry secondary insurance purchased by
                                                -------------------
   an investor after a bond's original issuance. Such policies insure a security for the remainder of its term. Generally, the funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the funds may, on occasion, purchase secondary insurance on their own behalf.

   Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond's interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the fund.

   Money Funds

   The Money Funds will limit their purchases of portfolio instruments to those U.S. dollar-denominated securities which the fund's Board of Directors/Trustees determines present minimal credit risk, and which are Eligible Securities as defined in Rule 2a-7 under the 1940 Act. Eligible Securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the fund's Board of Directors/Trustees. In addition, the fund may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

   Bond and Balanced Funds


   Because of their investment policies, the Bond and Balanced Funds may not be suitable or appropriate for all investors. The funds are designed for investors who wish to invest in non-money market funds for income, and who would benefit, because of their tax bracket, from receiving income that is exempt from federal income taxes. The Bond and Balanced Funds' investment programs permit the purchase of investment-grade securities that do not meet the high-quality standards of the Money Fund. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yield from such securities normally exceeds those obtainable from higher-quality securities. In addition, the principal value of long-term lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer than higher-quality investments. The value of the portfolio securities of the Bond and Balanced Funds will fluctuate based upon market conditions. Although these funds seek to reduce credit risk by investing in a diversified portfolio, such diversification does not eliminate all risk. These funds are also not intended to provide a vehicle for short-term trading purposes.

   Special Risks of High-Yield Investing The fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the fund were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.


               RISK FACTORS ASSOCIATED WITH A CALIFORNIA PORTFOLIO

   The funds' concentration in debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligations and notes, the funds will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The state, its agencies and local governmental entities issued $27.0 billion in long-term debt in 1999. Approximately 25% was general obligation debt, backed by the taxing power of the issuer, while 75% were revenue bonds and lease-backed obligations, issued for a wide variety of purposes, including transportation, housing, education and health care.

   As of February 1, 2000, the State of California had approximately $20.4 billion in outstanding general obligation bonds secured by the state's revenue and taxing power. An additional $11.7 billion in authorized but unissued state general obligation debt remains to be issued to comply with voter initiatives and legislative mandates. Debt service on roughly 20% of the state's outstanding debt is met from revenue producing projects such as water, harbor, and housing facilities. As part of its cash management program, the state regularly issues short-term notes to meet its disbursement requirements in advance of revenue collections. During fiscal 2000, the state issued $1.0 billion in short-term notes for this purpose. California also operates a commercial paper program which it uses to finance construction projects. $1.0 billion of commercial paper was outstanding as of February 1, 2000. The state supports $5.7 billion in lease-purchase obligations attributable to the State Public Works Board and other issuers. These obligations are not backed by the full faith and credit of the state but instead, are subject to annual appropriations from the State's General Fund.

   In addition to the state obligations described above, bonds have been issued by special public authorities in California that are not obligations of the state. These include bonds issued by the California Housing Finance Agency, the Department of Water Resources, the Department of Veterans Affairs, California State University and the California Transportation Commission.

   Economy California's economy is the largest among the 50 states and one of the largest in the world. Its 1999 population of 34 million represents 12% of the U.S. total. The state's per capita personal income in 1999 exceeded the U.S. average by 3%. The State of California has benefitted from its focus on the high technology sector.

   California's economy suffered through a severe recession during the early 1990s as the effects of a slowdown in the national economy were compounded by federal defense spending cuts and military base closings. Since 1994, the state has been in a steady recovery, exhibiting significant job growth and gains in personal income. Growth was expected to moderate in 1999 and 2000, but is, in fact, continuing at strong levels. The level of economic activity within the state is important as it influences the growth or contraction of state and local government revenues available for operations and debt service.

   Recessionary influences and the effects of overbuilding in selected areas resulted in a contraction in real estate values in many regions of the state in prior years. All urban areas have shown improvement corresponding to gains in the general economic level. Future declines in property values could have a negative effect on the ability of certain local governments to meet their obligations.

   As a state, California is more prone to earthquakes than most other states in the country, creating potential economic losses from damages. On January 17, 1994, a major earthquake, measuring 6.8 on the Richter scale, hit Southern California centered in the area of Northridge. Total damage has been estimated at $20 billion. Significant federal aid has been received.

   Legislative Due to the funds' concentration in the State of California and its municipal issuers, the funds may be affected by certain amendments to the California constitution and state statutes which limit the taxing and spending authority of California governmental entities and may affect their ability to meet their debt service obligations.

   In 1978, California voters approved "Proposition 13" adding Article XIIIA, to the state constitution which limits ad valorem taxes on real property to 1% of "full cash value" and restricts the ability of taxing entities to increase real property taxes. In subsequent actions, the state substantially increased its expenditures to provide assistance to its local governments to offset the losses in revenues and to maintain essential local services; later the state phased out most local aid in response to its own fiscal pressures.

   Another constitutional amendment, Article XIIIB, was passed by voters in 1979 prohibiting the state from spending revenues beyond its annually adjusted "appropriations limit." Any revenues exceeding this limit must be returned to the taxpayers as a revision in the tax rate or fee schedule over the following two years. Such a refund, in the amount of $1.1 billion, occurred in fiscal year 1987 and it is possible another refund will occur in the near term based on the strong growth in personal income tax revenues.

   Proposition 218, the "Right to Vote on Taxes Act," was approved by the voters in 1996. It further restricts the ability of local governments to levy and collect both existing and future taxes, assessments and fees. In addition to further limiting the financial flexibility of local governments in the state, it also increases the possibility of voter determined tax rollbacks and repeals. The interpretation and application of this proposition will ultimately be determined by the courts.

   An effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt that requires voter approval and pledging future tax revenues, towards lease revenue financing that is subject to abatement and does not require voter approval. Lease-backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk. Local governments also raise capital through the use of Mello-Roos, 1915 Act, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.

   Proposition 98, enacted in 1988, changed the state's method of funding education for grades below the university level. Under this constitutional amendment, the schools are guaranteed a minimum share of state General Fund revenues. The major effect of Proposition 98 has been to restrict the state's flexibility to respond to fiscal stress.

   Future initiatives, if proposed and adopted, or future court decisions could create renewed pressure on California governments and their ability to raise revenues. The state and its underlying localities have displayed flexibility, however, in overcoming the negative effects of past initiatives.

   Financial The recession of the early 1990s placed California's finances under pressure. From 1991 through 1995, accumulated deficits were carried over into the following years and the state's general obligation bonds were downgraded from AAA to A.

   Reflecting the recent trend of economic recovery, the state's financial condition has improved considerably. Fiscal 1999 closed with a reserve balance of $3.9 billion. Much of this cushion is the result of explosive growth in capital gains tax collections and sales tax receipts. The Governor has proposed a budget for fiscal 2000 which features continued growth in capital gains tax collections, offset by a cut in the vehicle license fee. The state's reserve is projected to be $3.0 billion at the end of fiscal 2000 (1.2% of revenues.) Revenues have been coming in above forecast. In October 1998, Moody's upgraded the state's general obligation bonds to Aa3 from A1; in August 1999, S&P upgraded the state's general obligations to AA- from A+; in February 2000, Fitch upgraded the state's general obligation bonds to AA from AA-. The consequences of the state's fiscal actions reach beyond its own general obligation bond ratings. Many state agencies and local governments which depend upon state appropriations realized significant cutbacks in funding during the last recession. Entities which have been forced to make program reductions or to increase fees or raise special taxes to cover their debt service and lease obligations may recover somewhat during periods of economic prosperity.

   On December 6, 1994, Orange County filed for protection under Chapter 9 of the U.S. Bankruptcy Code after reports of significant losses in its investment pool. Upon restructuring, the realized losses in the pool were $1.6 billion or 21% of assets. More than 200 public entities, most of which, but not all, are located in Orange County were also depositors in the pool. The County defaulted on a number of its debt obligations. The County emerged from bankruptcy on June 12, 1996. Through a series of long-term financings, it repaid most of its obligations to pool depositors and has become current on its public debt obligations. The balance of claims against the County are payable from any proceeds received from litigation against securities dealers and other parties. The County's ratings were restored to investment grade in 1998 and were upgraded again in 1999.

   Sectors Certain areas of potential investment concentration present unique risks. In 1999, $2.4 billion of tax- exempt debt issued in California was for public or nonprofit hospitals. A significant portion of the funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state MediCal programs or private insurers. To the extent these third-party payers reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The funds may from time to time invest in electric revenue issues. The financial performance of these utilities may be impacted as the industry moves toward deregulation and increased competition. California's electric utility restructuring plan, Assembly Bill 1890, permits direct competition to be phased in between 1998 and 2002. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They are under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

   The funds may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrower corporations. No governmental support is implied.


                RISK FACTORS ASSOCIATED WITH A FLORIDA PORTFOLIO

   The fund's program of investing primarily in AAA-rated Florida municipal bonds should significantly lessen the credit risks which would be associated with a portfolio of lower quality Florida bonds. Nevertheless, the fund's concentration in securities issued by the State of Florida and its political subdivisions involves greater risk than a fund broadly invested in bonds across many states and municipalities. The credit quality of the fund will depend upon the continued financial strength of the State of Florida and the numerous public bodies, municipalities and other issuers of debt securities in Florida.

   Debt The State of Florida and its local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged funds or charges for a related project, and tax-exempt lease obligations, supported by annual appropriations from the issuer, usually with no implied tax or specific revenue pledge. During 1999, $11.6 billion in state and local debt was issued in Florida, a 24% decrease from the previous year. Debt issued in 1999 was for a wide variety of public purposes, including transportation, housing, education, health care and utilities.

   As of June 30,1999, the State of Florida had $9.2 billion outstanding general obligation bonds secured by the state's full faith and credit and taxing power. General bonded debt service accounted for a modest 2.4% of all governmental expenditures in fiscal year 1990. Approximately an additional $4 billion in outstanding bonds have been issued by the state and secured by limited state tax and revenue sources. General obligation debt of the State of Florida is rated Aa2 by Moody's, AA+ by S&P, and AA by Fitch as of May 8, 2000. State debt may only be used to fund capital outlay projects; Florida is not authorized to issue obligations to fund operations.

   Several agencies of the state are also authorized to issue debt which does not represent a pledge of the state's credit. The Florida Housing Finance Authority and Florida Board of Regents are the largest issuers of this type. The principal and interest on bonds issued by these bodies are payable solely from specified sources such as mortgage repayments and university tuition and fees.

   Economy The State of Florida has a population of approximately 15.3 million, making it the fourth largest state. Due to immigration, the state's population has grown at a rate exceeding the nation for four decades. Florida's economy is broadly based with a large concentration in the service and trade sectors. Tourism is one of Florida's most important industries. In 1999, visitor arrivals once again surpassed all previous years and this trend is expected to continue. Forecasts show a 5% increase is anticipated for 2000 and total arrivals will grow to 51.2 million.

   During most of the 1980s, as Florida's population and employment base grew, its job growth rate was double that of the nation. However, beginning in 1988, job growth slowed and unemployment rates began trending above national levels for a number of years. During 1991, Florida's unemployment rate was 8.2% versus 7.4% nationally. Florida's rapid non-farm job growth since 1996 has reversed this trend and the state's February 2000 unemployment rate now stands at 3.7% versus the rate of 4% one year ago. State per capita income is 98% of the national average and 108% of the level for the Southeast.

   Legislative The State of Florida does not have a personal income tax. A constitutional amendment would be required in order to implement such a tax. Although the probability appears very low, the fund cannot rule out the possibility that a personal income tax may be implemented at some time in the future. If such a tax were to be imposed, there is no assurance that interest earned on Florida Municipal Obligations would be exempt from this tax.

   Under current Florida law, shares of the fund will be exempt from the state's intangible personal property tax to the extent that on the annual assessment date (January 1) its assets are solely invested in Florida Municipal Obligations and U.S. government securities, certain short-term cash investments, or other exempt securities. In recent years, the Florida legislature began efforts to gradually reduce the intangibles tax. In the 1998 and 1999 legislative sessions the rate has been reduced to its current level of $.01 per thousand dollars. It is anticipated that the legislature will continue to reduce or possibly eliminate the tax in future years.

   The Florida Constitution limits the total ad valorem property tax that may be levied by each county, municipality and school district to ten mills (1.0% of value). The limit applies only to taxes levied for operating purposes and excludes taxes levied for the payment of bonds. This restricts the operating flexibility of local governments in the state and may result from time to time in budget deficits for some local units.

   Financial The Florida Constitution and Statutes mandate that the state budget as a whole, and each separate fund within the state budget, be kept in balance from currently available revenues each state fiscal year (July 1-June
   30). The Governor and Comptroller are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any state fund.

   The state's revenue structure is narrowly based, relying on the sales and selective sales tax for 75% of its general revenues. This structure has brought some volatility to the state's finances, demonstrated most recently when the state developed budget shortfalls in fiscal years 1991 and 1992. Additionally, the ongoing moratorium one Commerce and internet sales tax could affect the states general revenues if such sales are allowed to continue without taxation. The state's location also leaves it vulnerable to natural disasters such as hurricanes. While these events can be devastating, the impact can sometimes be stimulative to the economy. For example, the state's finances received a substantial boost in fiscal 1993 as a result of increased economic activity associated with rebuilding efforts after Hurricane Andrew, which hit south Florida on August 24, 1992. Finally, in 1996 Florida settled a lawsuit with the tobacco industry where the state sought to recover the costs associated with tobacco usage by Floridians. The total amount expected to be collected from the tobacco companies through the settlement is estimated to be $13 billion over 25 years. This money is earmarked to be used for children's health coverage, to reimburse the state for smoking related medical expenses and for state enforcement efforts to reduce sales of tobacco products. To date, settlement collections of $1 billion have been reported by the state.

   In November 1994, state voters passed a proposal to limit state revenue growth to the average annual growth in personal income over the previous five years. The cap excludes revenue to pay certain expenditures, including debt service. The limitation should not pose an onerous burden on state finance. However, the demand for governmental services continues to grow because of above-average population growth and demographics.

   Sectors Certain areas of potential investment concentration present unique risks. For example, a significant portion of the fund's assets may be invested in health care issues.

   For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved. Due to the high proportion of elderly residents, Florida hospitals tend to be highly dependent on Medicare. In addition to the regulations imposed by Medicare, the state also regulates health care. A state board must approve the budgets of all Florida hospitals; certificates of need are required for all significant capital expenditures. The primary management objective is cost control. The inability of some hospitals to achieve adequate cost control while operating in a competitive environment has led to a number of hospital bond defaults.

   The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the electric utility industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues, sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No government support is implied.


                RISK FACTORS ASSOCIATED WITH A GEORGIA PORTFOLIO

   The fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Georgia general obligations and state agency issues, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of Georgia and its local governments issued $5.6 billion in municipal bonds in 1999, a 7% decrease from the previous year. As of May 8, 2000, the state was rated Aaa by Moody's and AAA by S&P and Fitch.

   The State of Georgia currently has net direct obligations of approximately $5.2 billion. Since 1973, when a Constitutional Amendment authorizing the issuance of state general obligation (GO) bonds was implemented, the state has funded most of its capital needs through the issuance of GO bonds. Previously, capital requirements were funded through the issuance of bonds by 10 separate authorities and secured by lease rental agreements and annual state appropriations. Its Constitution permits the state to issue bonds for two types of public purposes: (1) general obligation debt and (2) guaranteed revenue debt. The Constitution imposes certain debt limits and controls. GO debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury. GO bonds have a maximum maturity of 25 years and 67% of the state's debt is scheduled to be retired in 10 years or less. Maximum GO debt service requirements are well below the legal limit at 5.1% of fiscal year 1999 treasury receipts.

   Georgia has also taken the step to establish "debt affordability" limits which state that outstanding debt will not exceed 2.7% of personal income or that maximum annual debt service will not exceed 5% of prior years revenues. State debt issuance in the next few years will be limited so that the state will decrease to these levels.

   In addition to the general obligation and lease-backed debt described above, $318 million bonds have been issued and are outstanding by the Georgia World Congress Authority and $754 million bonds have been issued and are outstanding by the Georgia Housing and Finance Authority, none of which represent direct obligations of the state.

   Economy The State of Georgia has a population of approximately 7.6 million, making it the 10th largest state. Since the 1960s, the state's population has grown at a rate exceeding the national average, with the growth rate during the 1980s nearly twice that of the entire country. Stable to strong economic growth during the 1980s was led by the Atlanta metropolitan statistical area, where approximately 45% of the state's population is located. This area includes the capital city of Atlanta, and 18 surrounding counties. The next largest metropolitan area is the Columbus-Muscogee area followed by the Macon area.

   The state's economy is well diversified. The current labor force of 4 million is largely concentrated in service and wholesale/retail trade jobs, followed by lesser amounts in manufacturing and government. Employment gains have substantially exceeded the region and the U.S. since 1980. Georgia's one year employment growth (February 1999 to February 2000) stood at 4.6% compared to the national rate of 2.4%. The state's economy continues to outperform the nation. Georgia's per capita income has steadily improved against the national average since the 1960s and currently is 94% of the U.S. and 105% of the Southeast region.

   Financial To a large degree, the creditworthiness of the portfolio is dependent on the financial strength of the State of Georgia and its localities. During the 1980s, the state's strong economic performance translated into solid financial performance and the accumulation of substantial reserves.

   During fiscal 1989 to 1991, the state's financial condition was affected by three years of revenue shortfalls brought on by recession. During these periods, the Governor called special legislative sessions to enact sizable spending cuts to achieve budget balance. Economic conditions improved in 1992, allowing the state to restore its financial cushion. Results for fiscal 1998 showed a continuation of this positive trend with a surplus of $685 million and an ending general fund balance of $1.2 billion, or 9% of revenues.

   A significant portion of the portfolio's assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. The fund may purchase obligations issued by public authorities in Georgia which are not backed by the full faith and credit of the state and may or may not be subject to annual appropriations from the State's General Fund. Likewise, certain enterprises such as water and sewer systems or hospitals may be affected by changes in economic activity.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the electric utility industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.


                RISK FACTORS ASSOCIATED WITH A MARYLAND PORTFOLIO

   The fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of Maryland general obligations and state agency issues, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of Maryland and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

   The State of Maryland disclosed in its fiscal year 1999 Comprehensive Annual Financial Report (CAFR) dated June 30, 1999 that it has approximately $3.5 billion in general obligation bonds outstanding and an additional $1.4 billion in other tax-supported debt. General obligation debt of the State of Maryland is rated Triple-A by Moody's, S&P, and Fitch. There is no general debt limit imposed by the State Constitution or public general laws. The State Constitution imposes a 15-year maturity limit on state general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the state to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the state has not made use of this authority.

   Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The Community Development Administration of the Department of Housing and Community Development, the Maryland Water Quality Financing Administration of the Department of Environment, the Maryland State Lottery Agency, certain State higher education institutions, the Maryland Stadium Authority, the Maryland Food Center Authority, and the Maryland Environmental Service have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.

   Economy According to the 1999 CAFR, Maryland experienced solid growth in calendar year 1998. The strongest areas of employment growth were services, construction, and government. Total non-agricultural employment in the State increased 2.5%. The State reports that non-agricultural employment is expected to grow 2.1% in 1999, slowing to 1.6% in 2000. Personal income is estimated to grow by 5.7% in 1999, decelerating slightly to 5.6% in 2000. Projections of slower growth in employment and personal income reflect the expectation that the nation will experience an economic slowdown in 2000.

   Financial To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland and its localities. The State continues to demonstrate a conservative approach to managing its finances. Fiscal year 1999 concluded with a general fund operating surplus of $1.1 billion. The general fund balance rose to a healthy $2.0 billion or 16% of general revenues. The State continues to show strong performance in fiscal year 2000. In December 1999, the State's Board of Revenue Estimates reported that revenues for fiscal year 2000 have been revised upward to $9.1 billion, an increase of $575 million.

   Sectors Investment concentration in a particular sector can present unique risks.

   A significant portion of the funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms. At the present time, Maryland hospitals operate under a system in which reimbursement is determined by a state-administered set of rates and charges that applies to all payors. A federal waiver also allows this system to be applied to Medicare reimbursement rather than the Federal Diagnosis-Related Group (DRG) system required elsewhere. In order to maintain this Medicare waiver, the cumulative rate of increase in Maryland hospital charges since the base year 1980 must remain below that of U.S. hospitals overall. From 1983 through 1992, the rate of increase for Maryland hospitals was below the national average; for the seven years from 1993 through 1999, Maryland hospital costs have grown faster than the national rate, although the cumulative rate of increase since the base year is still below the national average. Any loss of the Medicare waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.

   The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.


               RISK FACTORS ASSOCIATED WITH A NEW JERSEY PORTFOLIO

   The fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of New Jersey general obligations and state agency issues, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of New Jersey and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

   The State of New Jersey disclosed in its fiscal year 1999 Comprehensive Annual Financial Report (CAFR) dated June 30, 1999 that it has approximately $3.6 billion in general obligation bonds outstanding. In addition, the State has guaranteed the principal and interest payments on certain bonds issued by the New Jersey Sports and Exposition Authority and the State has also contracted with the Authority to provide annual appropriations for payment of debt service on certain other bonds. As of June 30, 1999, the amounts outstanding were $111 million and $571 million respectively. The State may also be required to provide appropriations to meet a deficiency in debt service payments for the South Jersey Port Corporation and the New Jersey Housing and Mortgage Finance Agency. General obligation debt of the state is rated Aa1 by Moody's and AA+ by S&P and Fitch.

   Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The New Jersey Building Authority, New Jersey Transportation Trust Fund Authority, New Jersey Economic Development Authority, New Jersey Educational Facilities Authority, New Jersey Health Care Facilities Financing Authority, New Jersey Highway Authority, New Jersey Housing and Mortgage Finance Agency, New Jersey Sports and Exposition Authority, New Jersey Transit Corporation, and New Jersey Turnpike Authority have outstanding bonds of this type.

   Economy According to the 1999 CAFR, New Jersey's large and diverse economy had the best two-year period of economic growth from 1997-1998 since 1987-1988. In 1998, personal income grew 5.6% and employment experienced a second year of 2% growth. Growth is expected to moderate in 1999-2000 as growth in the nation's economy slows. Employment is projected to grow 1.7% in 1999 and 1.4% in 2000. Personal income growth is expected to remain approximately 5%. Unemployment dropped to a 4.5% average for 1999, which was the lowest annual rate in ten years.

   Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the State of New Jersey and its localities. The State had a stable 1999 fiscal year with a net increase in fund balance of $343 million for a healthy year-end amount of $2.2 billion or about 13% of general revenues. The New Jersey State Treasurer disclosed on April 12, 2000 that revenues for the first nine months of the current fiscal year totaled $13.4 billion, about one percent or $118 million below the budget forecast. Treasurer Machold stated that he was pleased that the budget was within one percent of the target for the year. Expenditures have also traditionally been below projected budgeted levels in the State of New Jersey.

   Sectors Investment concentration in a particular sector can present unique risks.

   A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third-party reimbursement sources such as the federal Medicare or Medicaid programs and private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through government conduits, such as the New Jersey Economic Development Authority and various local issuers, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties.

   The fund may be exposed to solid waste projects. A number of counties and utility authorities in the state have issued several billion dollars of bonds to fund incinerator projects and solid waste projects. A federal decision striking down New Jersey's system of solid waste flow control increases the potential risk of default absent a legislative solution, or some form of subsidy by local or state governments.


                RISK FACTORS ASSOCIATED WITH A NEW YORK PORTFOLIO

   The funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligation bonds and notes and the debt of various state agencies, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   The funds' ability to maintain a high level of "triple-exempt" income is primarily dependent upon the ability of New York issuers to continue to meet debt service obligations in a timely fashion. In 1975 the state, New York City, and other related issuers experienced serious financial difficulties that ultimately resulted in much lower credit ratings and loss of access to the public debt markets. A series of fiscal reforms and an improved economic climate allowed these entities to return to financial stability by the early 1980s. Credit ratings were reinstated or raised and access to the public credit markets was restored. During the early 1990s, the State and City confronted renewed fiscal pressure, as the region suffered moderate economic decline. Conditions began to improve in 1993, though below-average economic performance and tight budgetary conditions persisted. Both entities experienced financial relief in fiscal 1997 because of the strong national economy, a robust financial services sector, and vigilant spending control. The State and City continue to face out-year budget gaps due to spending growth which is anticipated to outpace revenue growth.

   New York State

   The state, its agencies, and local governments issued $20.1 billion in long-term municipal bonds in 1999, a 44% decrease from the previous year. As of March 31, 2000, total state-related bonded debt was projected to be $35.4 billion, of which $4.8 billion was general obligation debt and $30.6 billion was financed under lease-purchase or other contractual obligations. In addition, the state had $293 million in bond anticipation notes outstanding. Since 1993, the state has not issued Tax and Revenue Anticipation Notes (TRANs) terminating the practice of annual seasonal borrowing which had occurred since 1952. As of May 8, 2000, the state's general obligation bonds were rated A2 by Moody's, A+ by S&P and A+ by Fitch. All general obligation bonds must be approved by the voters prior to issuance. The state no longer seeks rating from Moody's however.

   The fiscal stability of the state is also important for numerous authorities which have responsibilities for financing, constructing, and operating revenue-producing public benefit facilities. As of May 8, 2000, there were 17 authorities that had aggregate debt outstanding, including refunding bonds and combined with state debt, of $95 billion. This makes New York State by far the largest debt issuer in the country.

   The authorities most reliant upon annual direct state support include the Metropolitan Transit Authority (MTA), the Urban Development Authority (UDC) - now the Empire State Development Corporation (ESDC), and the New York Housing Finance Agency (HFA). In February 1975, the UDC defaulted on approximately $1.0 billion of short-term notes. The default was ultimately cured by the creation of the Project Finance Authority (PFA), through which the state provided assistance to the UDC, including support for debt service. Since then, there have been no additional defaults by state authorities although substantial annual assistance is required by the MTA and the HFA in particular.

   Subsequent to the fiscal crisis of the mid-70s, New York State maintained balanced operations on a cash basis, although by 1992 it had built up an accumulated general fund deficit of over $6 billion on a Generally Accepted Accounting Principles (GAAP) basis. This deficit consisted mainly of overdue tax refunds and payments due localities.

   To resolve its accumulated general fund deficit the state established the Local Government Assistance Corporation (LGAC) in 1990. A total of $5.2 billion in LGAC bonds have been issued. The proceeds of these bonds were used to provide the state's assistance to localities and school districts, enabling the state to reduce its accumulated general fund deficit. State short-term borrowing requirements, which peaked at a record $5.9 billion in fiscal 1991, have been reduced to zero. Due to a strong Wall Street performance and a booming economy, New York ended fiscal 1999 with an accumulated surplus of $1.66 billion. The adopted budget for fiscal 2000 included tax cuts and a debt reform. Spending is projected to increase by 5.6%, a rate that is above projected inflation. Because of strong growth in personal income and business taxes, fiscal year 1999 ended with an operating surplus of $1.08 billion, which helped smooth budget balancing efforts for fiscal year 2000. Fiscal year 2000 is estimated to have ended with another large operating surplus.

   New York State has a large, diversified economy which has witnessed a basic shift away from manufacturing toward service sector employment. In 1999, per capita income in New York State was $30,752, 20% above the national average. Like most northeastern states, New York suffered a population loss during the 1970s. However, during the 1980's that trend reversed and population increased slightly, standing at 18,175,301 in 1999. During 1990-1992, the state experienced a slowing of economic growth evidenced by the loss of

   425,000 jobs. Conditions have improved with non-farm employment growing by 3.1% as of February 2000 compared to 2.4% the prior year. Concerns over the state's economy continue to focus on the slow growth of the upstate region in comparison to the New York City region.

   New York City

   The financial problems of New York City were acute between 1975 and 1979, highlighted by a payment moratorium on the City's short-term obligations. In the subsequent decade, the City made a significant recovery. The most important contribution to the City's fiscal recovery was the creation of the Municipal Assistance Corporation for the City of New York (MAC). Backed by sales, use, stock transfer, and other taxes, MAC issued bonds and used the proceeds to purchase City bonds and notes. Although the MAC bonds met with reluctance by investors at first, the program has proven to be very successful.

   Much progress has been made since the fiscal crisis of 1975. By 1981, the City achieved a budget balanced in accordance with GAAP and has continued to generate small surpluses on an operating basis. By 1983, the City eliminated its accumulated General Fund deficit and as of the fiscal year ending June 30, 1999, had a total General Fund balance of $388 million. Although the City continues to finance its seasonal cash flow needs through public borrowings, the total amount of these borrowings has not exceeded 10% of any year's revenues and all have been repaid by the end of the fiscal year.

   As of May 1, 1999 the City's general obligation bonds are rated A3 by Moody's, A- by S&P and A by Fitch.

   While New York City sustained a decade long record of relative financial stability, during the 1990's budgetary pressures have been evident. Its major revenue sources, income and sales taxes, were slowed and a downturn in the real estate market reduced property tax revenues. Nonetheless, the City concluded the 1999 fiscal year with an operating surplus of $1.66 billion. The City's finances have been bolstered by strong tax receipts growth, fueled by strong financial markets over the last several years. Revenues and expenditures for the 1999 fiscal year were balanced in accordance with GAAP for the nineteenth consecutive year. New York City remains exposed to future budget pressure should there be a sharp downturn in the financial services sector, though it has established a budget stabilization account for contingency.

   Long Island and LILCO

   The Long Island Lighting Company (LILCO) was the single largest property taxpayer in both Nassau and Suffolk Counties. LILCO experienced substantial financial difficulty primarily arising from problems related to its completed but unlicensed 809 megawatt Shoreham Nuclear Power Facility located in Suffolk County. In 1986, the State Legislature created the Long Island Power Authority (LIPA) and ownership of the Shoreham Plant was subsequently transferred to LIPA for one dollar in exchange for certain rate benefits to LILCO.

   As requested by the Governor, LIPA proposed a plan to restructure LILCO, reduce rates on Long Island and provide a framework for long-term competition in power production. With the issuance of $7 billion in debt, LIPA purchased LILCO common stock, acquired or redeemed certain preferred stock and outstanding debt, and funded the cost of certain rebates and credits to LIPA's customers. With these purchases, LIPA acquired LILCO's electric transmission and distribution system, its 18% ownership interest in the Nine Mile Point 2 nuclear plant and the regulatory asset of Shoreham. In May 1998, LIPA sold its first two series of bonds amounting to $4.9 billion. This allowed for the acquisition of LILCO by LIPA and a merger of the remaining portions of the former LILCO business with Keyspan Energy to form Marketspan Corp. LIPA will now be the provider of retail electric service throughout most of Long Island. In 2000, LIPA and Suffolk County finally reached a settlement of County's tax liability for the Shoreham plant.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these third-party payors reduce reimbursement levels, the individual hospitals may be affected. The state's support for Medicaid and health services has slowed over the last several years. In 1997 health care reform was implemented. Under the new system, hospitals are permitted to negotiate inpatient payment rates with private payors. In addition, the federal balanced budget act of 1997 contains provisions to reduce Medicare expenditures. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions.

   The funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plan shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The funds may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.


                RISK FACTORS ASSOCIATED WITH A VIRGINIA PORTFOLIO

   The funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to Commonwealth of Virginia general obligations and agency issues, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The Commonwealth of Virginia and its local governments issued $4.3 billion of municipal bonds in 1999, including general obligation debt backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for an enterprise or project. Included within the revenue bond category are tax-exempt lease obligations that are subject to annual appropriations of a governmental body to meet debt service, usually with no implied tax or specific revenue pledge. Debt issued in 1999 was for a wide variety of public purposes, including transportation, housing, education, health care, and industrial development.

   As of June 30, 1999, the Commonwealth of Virginia had $1.1 billion outstanding general obligation bonds secured by the Commonwealth's revenue and taxing power, a modest amount compared to many other states. Under state law, general obligation debt is limited to 1.15 times the average of the preceding three years' income tax and sales and use tax collections. The Commonwealth's outstanding general obligation debt is well below that limit and over 90% of the debt service is actually met from revenue producing capital projects such as universities and toll roads.

   The Commonwealth also supports $2.0 billion in debt issued by the Virginia Public Building Authority, the Commonwealth Transportation Board, the Virginia College Building Authority, the Virginia Biotechnology Research Park Authority, the Virginia Port Authority, and the Innovative Technology Authority for transportation purposes. These bonds are not backed by the full faith and credit of the Commonwealth but instead, are subject to annual appropriations from the Commonwealth's General Fund.

   In addition to the Commonwealth and public authorities described above, an additional $8.2 billion in bonds has been issued by special public authorities in Virginia that are not obligations of the Commonwealth. These bonds include debt issued by the Virginia Public School Authority, the Virginia Resources Authority, and the Virginia Housing Development Authority.

   Economy The Commonwealth of Virginia has a population of approximately 6.8 million, making it the twelfth largest state. Since the 1930s the Commonwealth's population has grown at a rate near or exceeding the national average. Stable to strong economic growth during the 1980s was led by the northern Virginia area outside of Washington, D.C. where approximately 30% of the Commonwealth's population is concentrated. The next largest metropolitan area is the Norfolk-Virginia Beach-Newport News area, followed by the Richmond-Petersburg area, including the Commonwealth's capital of Richmond. The Commonwealth's economy is broadly based, with a large concentration in service and governmental jobs, followed by manufacturing. Virginia has significant concentrations of high technology employers, with nearly 150,000 people employed in 3,900 establishments. Per capita income exceeds national averages while unemployment figures have consistently tracked below national averages.

   Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the Commonwealth of Virginia and its localities. Virginia is rated AAA by Moody's, S&P and Fitch. The Commonwealth's budget is prepared on a biennial basis. From 1970 through 1998 the General Fund showed a positive balance for all of its two-year budgetary periods. The national recession and its negative effects on Virginia's personal income tax collections did, however, force the Commonwealth to draw down its General Fund balances to a deficit position in 1992. Spending cuts and improved economic conditions allowed for positive operations from 1993 on. The Commonwealth posted a budgetary surplus for fiscal years 1995 to 1999 despite federal retiree settlements and other transfers. On June 30, 1999, the unreserved general fund balance, including a revenue stabilization account, totaled $983 million.

   A significant portion of the funds' assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Virginia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

   The funds may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

   All Funds


   Puerto Rico From time to time the funds invest in obligations of the Commonwealth of the Puerto Rico and its public corporations which are exempt form general state and city or local income taxes. The majority of the Commonwealth's debt is issued by the major public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, telecommunications, education and public construction. In 1999, issuance in the Commonwealth totaled $1.6 billion, a decrease of 67% from the previous year total of $5 billion. As of June 30, 1999, public sector debt issued by the Commonwealth and its public corporations totaled approximately $24 billion.

   Since the 1980's Puerto Rico's economy and financial operations have paralleled the economic cycles of the United States. The island's economy, particularly the manufacturing sector has experienced substantial gains in employment. Much of these economic gains are attributable in part to favorable treatment under Section 936 of the Federal Internal Revenue Code for United States corporations doing business in Puerto Rico. The number of persons employed in Puerto Rico during fiscal year 1999 reached 1.1 million people. The number of unemployed citizens, however, remains high at 11.2 percent but has been decreasing consistently over the past several years.

   Debt ratios for the Commonwealth remain high as it assumes much of the responsibility for the local infrastructure. Sizable infrastructure programs are ongoing to upgrade the island's water, sewer and transportation systems. The Commonwealth's general obligation debt is secured by a first lien on revenues. The Commonwealth has maintained a fiscal policy which seeks to correlate the growth in spending with the growth of the economic base available to service that debt. Between fiscal years 1996 and 1999, however the debt increased 27% while gross product rose 15%. Short-term debt remained a modest 7.8% of total debt outstanding as of June 30, 1999. The maximum annual debt service requirement on Commonwealth general obligation debt totals 8.9% of governmental revenues for fiscal year 1998. This is well below the 15% limit imposed by the Commonwealth of Puerto Rico but if other public corporation debt is included, the number rises significantly. This level of debt continues to be of concern.

   The fiscal year 1994 budget was balanced with an increase in the tollgate tax on Section 936 companies and improved revenue collections, which enabled the Commonwealth to record a strong turnaround in the General Fund balance to $309 million (6.8% of general fund expenses). A General Fund balance of $185 million was recorded for the end of fiscal year 1999. At 1.9% of general fund revenues, this reserve level is low compared to other states.

   The Commonwealth's economy remains vulnerable to changes in oil prices, American trade, foreign policy, levels of foreign assistance, and natural disasters. On September 21, 1998, Puerto Rico was directly hit by Hurricane Georges, which caused extensive public and private damage. Despite the overall destructiveness of the storm, the net impact may have been positive, as aid from the Federal Emergency Management Agency and insurers is estimated to exceed $3 billion.

   Per capita income levels, while being the highest in the Caribbean, lag far behind the United States. In 1997 legislation was introduced proposing a mechanism to permanently settle the political relationship with the United States. In March 1998, the U.S. House of Representatives voted in favor of a political status act that includes a referendum and a 10-year transition plan. A referendum held in December of 1998 resulted in an ambiguous outcome to the status question. Of the voting options available, a majority of voters opted for the choice labeled "None of the Above." While there are various interpretations to this result, it remains clear that no definite resolution to the status issue is anticipated in the near future.

   For many years U.S. companies operating in Puerto Rico were eligible to receive a special tax credit available under Section 936 of the federal tax code, which helped spur significant expansion in capital intensive manufacturing activity. Federal tax legislation was passed in 1993 which revised the tax benefits received by U.S. corporations (Section 936 firms) that operate manufacturing facilities in Puerto Rico. The legislation provides these firms with two options: a 5-year phased reduction of the income based tax credit to 40% of the previously allowable credit or the conversion to a wage based standard, allowing a tax credit for the first 60% of qualified compensation paid to employees as defined in the IRS Code. Studies indicate that there have been no reductions in the economic growth rate or employment in industries which were expected to be impacted by the 1993 amendments. In 1996, amendments were signed into law to phase out the tax credit over a 10-year period for existing claimants and to eliminate it for corporations without established operations after October 1995. At present, it is difficult to forecast what the short- and long-term effects of a phaseout of the Section 936 credit would have on the Puerto Rican economy.

   A final risk factor with Commonwealth is the large amount of unfunded pension liabilities. The two main public pension systems are largely unfunded. The employees retirement system has an unfunded liability of $6 billion and the teachers retirement system has an unfunded liability of $1 billion. The government is working to resolve the liability as evidenced by the use of a portion of the proceeds of a sale of the Puerto Rican Telephone Company to cover a portion of the fund's deficiency.


           RISK FACTORS ASSOCIATED WITH TAX-EFFICIENT GROWTH FUND AND
                THE EQUITY PORTION OF TAX-EFFICIENT BALANCED FUND

   Foreign Securities
   The fund may invest in U.S. dollar-denominated and non-U.S.
   dollar-denominated securities of foreign issuers.

   Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local, political, and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of fund foreign investments that may be made in such countries.




 INVESTMENT PROGRAM
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                               Types of Securities

   Set forth below is additional information about certain of the investments described in each fund's prospectus.


                              Municipal Securities

   Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, each fund's portfolio may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of each fund's assets invested in any particular type of municipal security can be expected to vary.

   The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal, state, and/or city or local, if applicable, income tax. In determining the tax-exempt status of a municipal security, the fund relies on the opinion of the issuer's bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and as a result, the interest received by the fund from such a security might not be exempt from federal income tax.

   Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.


                                 Municipal Notes

   Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

  . Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use and business taxes, and are payable from these specific future taxes.


  . Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues or water and sewer charges, that are used to pay off the notes.

  . Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.


  . Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.


  . Municipal Bonds Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and pre-refunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an Industrial Development Bond.

  . General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

  . Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility, or enterprise, or in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

   Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

  . Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower's pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the fund's Board determines such securities are illiquid, they will be subject to the fund's limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

   The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
   (5) the rating assigned to the obligation by an established rating agency or
   T. Rowe Price.


  . Pre-refunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "pre-refunded" or "escrowed to maturity" and are considered as high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the Internal Revenue Service, a fund's investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the fund, be considered as an investment in U.S. Treasury securities.

  . Private Activity Bonds Under current tax law all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

   The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

  . Industrial Development Bonds Industrial development bonds are considered
   Municipal Bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


                           Adjustable Rate Securities

   Municipal securities may be issued with adjustable interest rates that are reset periodically by pre-determined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

       Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the 1940 Act, (1) a variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest; (2) a variable rate instrument which is subject to a demand feature which entitles the purchaser to receive the principal amount of the underlying security or securities either (i) upon notice of usually 30 days, or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days' notice is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (3) an instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions of such rule.

       Floating Rate Securities Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the 1940 Act, (1) the maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made; and (2) floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions or such rule.

   Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

   Participation Interests The funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

   In the case of longer-term bonds, the funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

   The funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the funds hold participation interests is exempt from federal income tax to the funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

   Bond and Balanced Funds

  . Residual Interest Bonds are a type of high-risk derivative. The funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every seven to 35 days while the bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, seven- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows.

   Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment. Embedded interest rate swaps enhance yields, but also increase interest rate risk.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates. Both instruments may be volatile and of limited liquidity, and their use may adversely affect the fund's total return.

   The funds may invest in other types of derivative instruments as they become available.

   For the purpose of the funds' investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the funds' investment manager, T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the funds may invest in these securities.


   All Funds (other than Tax-Efficient Growth Fund)


                             When-Issued Securities


   New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A fund will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, a fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Each fund will maintain cash, high-grade marketable debt securities or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in a fund's portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a fund remains fully invested or almost fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. In the case of the money funds, this could increase the possibility that the market value of the fund's assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, a fund will meet its obligations from then-available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by a fund upon notice to its shareholders.

   All Funds (other than the Money and Tax-Efficient Growth Funds)


                                    Forwards

   The funds may purchase bonds on a when-issued basis with longer than standard settlement dates, in some cases exceeding one to two years. In such cases, the funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.


                  Investment in Taxable Money Market Securities

   Although the funds (other than Tax-Efficient Balanced and Tax-Efficient Growth Funds) expect to be solely invested in municipal securities, for temporary defensive purposes they may elect to invest in the taxable money market securities listed next (without limitation) when such action is deemed to be in the best interests of shareholders. The interest earned on these money market securities is not exempt from federal income tax and may be taxable to shareholders as ordinary income.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Short-term corporate debt securities rated at least AA by S&P, Moody's or Fitch.

  . Commercial Paper Paper rated A-2 or better by S&P, Prime-2 or better by Moody's, or F-2 or better by Fitch, or, if not rated, is issued by a corporation having an outstanding debt issue rated A or better by Moody's, S&P or Fitch and, with respect to the Money Funds, is of equivalent investment quality as determined by the Board of Directors/Trustees.

  . Determination of Maturity of Money Market Securities The Money Funds may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.


   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instruments.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.


   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund. Accordingly, the fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the fund's investment in Hybrid Instruments will account for more than 10% of the fund's return (positive or negative).


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund's Board of Directors/Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchases; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The fund may acquire warrants. Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.



 PORTFOLIO MANAGEMENT PRACTICES
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   All Funds (other than the Money Funds)


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The Bond Funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

   The Tax-Efficient Balanced and Tax-Efficient Growth Funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

   Bond, Balanced, and Growth Funds

   The nature of such futures and the regulatory limitations and risks are the same as those described below.

   Stock index futures contracts may be used to provide a hedge for a portion of the fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund's portfolio successfully, the fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The fund will enter into futures contracts which are traded on national (and for the Tax-Efficient Balanced and Tax-Efficient Growth Funds, foreign) futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   Regulatory Limitations
   If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

   Trading in Futures Contracts

   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund's open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

   As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds

   For example, the S&P's 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions which would operate to terminate the fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

   All Funds (other than the Money Funds)

   The fund may purchase and sell options on the same types of futures in which it may invest.


                          Options on Futures Contracts

   Bond and Tax-Efficient Balanced Funds

   The fund might trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the fund may also trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed. In the opinion of T. Rowe Price, there is a high degree of correlation in the interest rate, and price movements of U.S. government securities and municipal securities. However, the U.S. government securities market and municipal securities markets are independent and may not move in tandem at any point in time.

   The fund may purchase put options on futures contracts to hedge its portfolio of municipal securities against the risk of rising interest rates, and the consequent decline in the prices of the municipal securities it owns. The funds will also write call options on futures contracts as a hedge against a modest decline in prices of the municipal securities held in the fund's portfolio. If the futures price at expiration of a written call option is below the exercise price, the fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the fund's portfolio which were being hedged.


   Tax-Efficient Balanced and Tax-Efficient Growth Funds

   As an alternative to writing or purchasing call and put options on stock index futures, the fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

   All Funds (other than the Money Funds)

   Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the fund intends to acquire.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


   From time to time a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the fund and the other
   T. Rowe Price funds in a fair and non-discriminatory manner.


          Special Risks of Transactions in Options on Futures Contracts

   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

   In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that the movements in the price of options on futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

   The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the fund may experience poorer overall performance than if it had not entered into any options on futures contracts.

   General Considerations Transactions by the fund in options on futures will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the fund may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


                    Additional Futures and Options Contracts

   Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   Although the fund invests almost exclusively in securities that generate income that is exempt from federal income taxes, the fund may enter into certain option, futures, and foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles that are not exempt from such taxes. Therefore, use of the investment techniques described above could result in taxable income to shareholders of the fund.

   Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Gains or losses recognized from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.


   Options, futures, and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.


   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.


                              Options on Securities

   Options are another type of potentially high-risk derivative.

   Bond and Money Funds

   The funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to the funds' prospectus and Statement of Additional Information when and if the funds decide to invest in options.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds


                          Writing Covered Call Options

   The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income which should serve to enhance the fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.


   A call option gives the holder (buyer) the "right to purchase," and the writer (seller) has the "obligation to sell," a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do), but capable of enhancing the fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund's loss could be significant.

   The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.


   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

   The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund's net assets. In calculating the 25% limit, the fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The fund would write put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund's net assets. In calculating the 25% limit, the fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

                             Purchasing Put Options

   The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.


                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers, institutional investors, or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.

                              Repurchase Agreements

   The fund may enter into a repurchase agreement through which an investor (such as the fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The fund will only enter into repurchase agreements where (1) the underlying securities are of the type (excluding maturity limitations) which the fund's investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                          Reverse Repurchase Agreements

   Although the fund has no current intention of engaging in reverse repurchase agreements, the fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the fund, subject to Investment Restriction (1). (See "Investment Restrictions.")

   All Funds


 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that the fund (other than the Money Funds) may enter into futures contracts and options thereon;

   (3) Industry Concentration Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

   (4) Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;


   (5) Percent Limit on Assets Invested in Any One Issuer (California, Tax-Efficient Balanced, Tax-Efficient Growth, Tax-Exempt Money, Tax-Free High Yield, Tax-Free Income, Tax-Free Intermediate Bond, and Tax-Free Short-Intermediate Funds Only) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer (California, Tax-Efficient Balanced, Tax-Efficient Growth, Tax-Exempt Money, Tax-Free High Yield, Tax-Free Income, Tax-Free Intermediate Bond, and Tax-Free Short-Intermediate Funds Only) Purchase a security if, as a result, with respect to 75% of the value of the fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act;

   (9) Taxable Securities (All Funds, except Tax-Efficient Balanced and Tax-Efficient Growth Funds) During periods of normal market conditions, purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal, and if applicable, any state, city, or local income tax. Normally, the fund will not purchase a security if, as a result, more than 20% of the fund's income would be subject to the AMT; or

   (10) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (1), the Money Funds have no current intention of engaging in any borrowing transactions.

       With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.


       For purposes of investment restriction (3), U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the industry limitation of 25%.

       For purposes of investment restriction (4), the fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


       For purposes of investment restriction (9), the fund measures the amount of its income from taxable securities, including AMT securities, over the course of the fund's taxable year.


                               Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Equity Securities (All Funds except Tax-Efficient Balanced and Tax-Efficient Growth Funds) Purchase any equity security or security convertible into an equity security provided that the fund (other than the Money Funds) may invest up to 10% of its total assets in equity securities which pay tax-exempt dividends and which are otherwise consistent with the fund's investment objective and, further provided, that each Money Fund may invest up to 10% of its total assets in equity securities of other tax-free open-end money market funds;

   (4) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;

   (5) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for Money Funds) of its net assets would be invested in such securities;

   (6) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940; (ii) in the case of the Tax-Free Funds, only securities of other tax-free money market funds; or (iii) in the case of Tax-Efficient Balanced and Tax-Efficient Growth Funds, securities of the Reserve Investment or Government Reserve Investment Funds;

   (7) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;


   (8) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33/1//\\/3/\\% of the fund's total assets at the time of borrowing or investment;

   (9) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (10) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (11) Short Sales Effect short sales of securities; or

   (12) Warrants Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the fund would be invested in warrants.

                                      NOTES

       With respect to investment restriction (6), the funds have no current intention of purchasing the securities of other investment companies. Duplicate fees could result from any such purchases.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The officers and directors/trustees of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the fund's directors/trustees who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). These directors/trustees are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.


                       Independent Directors/Trustees/(a)/

   All Funds except Tax-Efficient Funds


   CALVIN W. BURNETT, PH.D., 3/16/32, President, Coppin State College; formerly:
   Director, Maryland Chamber of Commerce and Provident Bank of Maryland; formerly: President, Baltimore Area Council Boy Scouts of America; Vice President and Board of Directors, The Walters Art Gallery; Address: 2500 West North Avenue, Baltimore, Maryland 21216

   ANTHONY W. DEERING, 1/28/45, Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

   F. PIERCE LINAWEAVER, 8/22/34, President, F. Pierce Linaweaver & Associates, Inc.; Consulting Environmental & Civil Engineers; formerly (1987-1991) Executive Vice President, EA Engineering, Science, and Technology, Inc., and President, EA Engineering, Inc., Baltimore, Maryland; Address: Green Spring Station, 2360 West Joppa Road, Suite 224, Lutherville, Maryland 21093

   JOHN G. SCHREIBER, 10/21/46, Owner/President, Schreiber Investments, Inc., a real estate investment company; Director, AMLI Residential Properties Trust and Urban Shopping Centers, Inc.; Partner, Blackstone Real Estate Partners, L.P.; Director and formerly Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address: Centaur Capital Partners, One Westminster Place, Lake Forest, IL 60045

   Tax-Efficient Funds


   DONALD W. DICK, JR., 1/27/43, Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President, Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: P.O.Box 491, Chilmark, Massachusetts 02535

   DAVID K. FAGIN, 4/9/38, Director, Western Exploration and Development, Ltd. (6/97 to present); Director (5/92 to present); formerly: Chairman (5/92 to 12/97) and Chief Executive Officer (5/92 to 5/96) of Golden Star Resources Ltd.; formerly: President, Chief Operating Officer, and Director, Homestake Mining Company; (5/86 to 7/91); Address: 1700 Lincoln Street, Suite 4710, Denver, Colorado 80203

   HANNE M. MERRIMAN, 11/16/41, Retail Business Consultant; Director, Ann Taylor Stores Corporation, Central Illinois Public Service Company, Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, State Farm Mutual Automobile Insurance Company and USAirways Group, Inc.; Address: 3201 New Mexico Avenue, N.W., Suite 350, Washington, D.C. 20016

   HUBERT D. VOS, 8/2/33, Owner/President, Stonington Capital Corporation, a private investment company; Address: 1114 State Street, Suite 247, P.O. Box 90409, Santa Barbara, California 93190-0409

   PAUL M. WYTHES, 6/23/33, Founding Partner of Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation and InterVentional Technologies Inc.; Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005

  (a) Unless otherwise indicated, the Independent Directors/Trustees have been at their respective companies for at least five years.


                                    Officers

   HENRY H. HOPKINS, 12/23/42, Vice President-Vice President, Price-Fleming and
   T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company


   PATRICIA B. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   JOSEPH A. CARRIER, 12/30/60, Treasurer-Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price and T. Rowe Price Trust Company

   INGRID I. VORDEMBERGE, 9/27/35, Assistant Vice President-Employee, T. Rowe Price

   California and State Tax-Free Trusts


  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Trustee-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation


  * M. DAVID TESTA, 4/22/44, Trustee-Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARY J. MILLER, 7/19/55, President-Managing Director, T. Rowe Price

   JANET G. ALBRIGHT, 3/31/57, Vice President-Vice President, T. Rowe Price


   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President-Vice President, T. Rowe Price

   LINDA A. BRISSON, 7/8/59, Vice President-Vice President, T. Rowe Price

   JOSEPH K. LYNAGH, 6/9/58, Vice President-Assistant Vice President, T. Rowe Price

   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price


   State Tax-Free Trust Only

   ROBERT A. DONAHUE, 11/8/64, Vice President-Assistant Vice President, T. Rowe Price; (1998) formerly Director of Policy Evaluation, District of Columbia Public Schools

   MARCY M. LASH, 1/30/63, Vice President-Assistant Vice President, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price

   Tax-Efficient Funds

  * JAMES A.C. KENNEDY, 8/17/53, Director-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director and President-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation


  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARY J. MILLER, 7/19/55, Executive Vice President-Managing Director, T. Rowe Price


   DONALD J. PETERS, 7/3/59, Executive Vice President-Vice President, T. Rowe Price

   STEPHEN W. BOESEL, 12/28/44, Vice President-Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company

   ROBERT N. GENSLER, 10/18/57, Vice President-Vice President, T. Rowe Price

   JILL L. HAUSER, 6/23/58, Vice President-Vice President, T. Rowe Price

   THOMAS J. HUBER, 9/23/66, Vice President-Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank; Chartered Financial Analyst

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price

   LARRY J. PUGLIA, 8/25/60, Vice President-Managing Director, T. Rowe Price; Chartered Financial Analyst


   WILLIAM T. REYNOLDS, 5/26/48, Vice President-Director and Managing Director,
   T. Rowe Price; Chartered Financial Analyst

   WILLIAM J. STROMBERG, 3/10/60, Vice President-Managing Director, T. Rowe Price; Chartered Financial Analyst

   ARTHUR S. VARNADO, 6/1/60, Vice President-Vice President, T. Rowe Price

   MARK R. WEIGMAN, 7/30/62, Vice President-Vice President, T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst

   J. JEFFREY LANG, 1/10/62, Assistant Vice President-Assistant Vice President,
   T. Rowe Price; Vice President, T. Rowe Price Trust Company

   Tax-Exempt Money Fund


  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



   * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   PATRICE BERCHTENBREITER ELY, 1/13/53, President-Vice President, T. Rowe Price

   JANET G. ALBRIGHT, 3/31/57, Vice President-Vice President, T. Rowe Price


   JOSEPH K. LYNAGH, 6/9/58, Vice President-Vice President, T. Rowe Price

   MARY J. MILLER, 7/19/55, Vice President-Managing Director, T. Rowe Price


   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price


   Tax-Free High Yield Fund


  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation


  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARY J. MILLER, 7/19/55, President-Managing Director, T. Rowe Price

   PATRICIA S. DEFORD, 9/29/57, Vice President-Vice President, T. Rowe Price


   CHARLES B. HILL, 9/22/61, Vice President-Vice President, T. Rowe Price

   MARCY M. LASH, 1/30/63, Vice President-Assistant Vice President, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company

   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price


   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price


   C. STEPHEN WOLFE II, 4/5/59, Vice President-Vice President, T. Rowe Price

   Tax-Free Income Fund


  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation


  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARY J. MILLER, 7/19/55, President-Managing Director, T. Rowe Price

   JANET G. ALBRIGHT, 3/31/57, Vice President-Vice President, T. Rowe Price


   JEREMY N. BAKER, 2/27/68, Vice President-Assistant Vice President, T. Rowe Price

   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President-Vice President, T. Rowe Price

   PATRICIA S. DEFORD, 9/29/57, Vice President-Vice President, T. Rowe Price

   CHARLES B. HILL, 9/22/61, Vice President-Vice President, T. Rowe Price


   MARCY M. LASH, 1/30/63, Vice President-Assistant Vice President, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company

   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price

   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price


   C. STEPHEN WOLFE II, 4/5/59, Vice President-Vice President, T. Rowe Price

   Tax-Free Intermediate Bond Fund


  * WILLIAM T. REYNOLDS, 5/26/48, Director-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation


  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   CHARLES B. HILL, 9/22/61, President-Vice President, T. Rowe Price

   MARY J. MILLER, 7/19/55, Executive Vice President-Managing Director, T. Rowe Price


   PATRICIA S. DEFORD, 9/29/57, Vice President-Vice President, T. Rowe Price

   ROBERT A. DONAHUE, 11/8/64, Vice President-Assistant Vice President, T. Rowe Price; (1998) formerly Director of Policy Evaluation, District of Columbia Public Schools

   ERIC N. MADER, 12/20/68, Vice President-Employee, T. Rowe Price; (1998) formerly Special Assistant to the CFO, District of Columbia Public Schools


   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price


   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price


   Tax-Free Short-Intermediate Fund


  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board-Director and Managing Director, T. Rowe Price; Chartered Financial Analyst


  * JAMES S. RIEPE, 6/25/43, Director-Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation


  * M. DAVID TESTA, 4/22/44, Director-Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   MARY J. MILLER, 7/19/55, President-Managing Director, T. Rowe Price

   CHARLES B. HILL, 9/22/61, Executive Vice President-Vice President, T. Rowe Price

   JANET G. ALBRIGHT, 3/31/57, Vice President-Vice President, T. Rowe Price

   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President-Vice President, T. Rowe Price

   PATRICIA S. DEFORD, 9/29/57, Vice President-Vice President, T. Rowe Price

   KONSTANTINE B. MALLAS, 5/26/63, Vice President-Vice President, T. Rowe Price

   HUGH D. MCGUIRK, 7/6/60, Vice President-Vice President, T. Rowe Price


   EDWARD T. SCHNEIDER, 9/19/59, Vice President-Vice President, T. Rowe Price


   C. STEPHEN WOLFE II, 4/5/59, Vice President-Vice President, T. Rowe Price

                               Compensation Table


   The funds do not pay pension or retirement benefits to their independent officers or directors/trustees. Also, any director/trustee of a fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the fund.



Name of Person,                   Aggregate Compensation from               Total Compensation from Fund and
Position                          Fund(a)                                   Fund Complex Paid to Directors/
---------------------------       ----------------------------------------  Trustees(b)
------------------------------------------------------------------------------------------------------------------------
                                                                            ----------------------------------------------
California Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $1,486                                      $65,000
Anthony W. Deering, Trustee                         1,328                                       80,000
F. Pierce Linaweaver, Trustee                       1,486                                       67,000
John G. Schriber, Trustee                           1,486                                       67,000
--------------------------------------------------------------------------------------------------------------------------
California Tax-Free Money Fund
Calvin W. Burnett, Trustee                         $1,355                                      $65,000
Anthony W. Deering, Trustee                         1,281                                       80,000
F. Pierce Linaweaver, Trustee                       1,355                                       67,000
John G. Schriber, Trustee                           1,355                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Free Fund
Calvin W. Burnett, Trustee                         $1,350                                      $65,000
Anthony W. Deering, Trustee                         1,281                                       80,000
F. Pierce Linaweaver, Trustee                       1,350                                       67,000
John G. Schriber, Trustee                           1,350                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Georgia Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $1,314                                      $65,000
Anthony W. Deering, Trustee                         1,272                                       80,000
F. Pierce Linaweaver, Trustee                       1,314                                       67,000
John G. Schriber, Trustee                           1,314                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Maryland Short-Term Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $1,383                                      $65,000
Anthony W. Deering, Trustee                         1,296                                       80,000
F. Pierce Linaweaver, Trustee                       1,383                                       67,000
John G. Schriber, Trustee                           1,383                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Maryland Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $2,363                                      $65,000
Anthony W. Deering, Trustee                         1,618                                       80,000
F. Pierce Linaweaver, Trustee                       2,363                                       67,000
John G. Schriber, Trustee                           2,363                                       67,000
--------------------------------------------------------------------------------------------------------------------------
New Jersey Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $1,374                                      $65,000
Anthony W. Deering, Trustee                         1,291                                       80,000
F. Pierce Linaweaver, Trustee                       1,374                                       67,000
John G. Schriber, Trustee                           1,374                                       67,000
--------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $1,468                                      $65,000
Anthony W. Deering, Trustee                         1,335                                       80,000
F. Pierce Linaweaver, Trustee                       1,468                                       67,000
John G. Schriber, Trustee                           1,468                                       67,000
--------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Money Fund
Calvin W. Burnett, Trustee                         $1,365                                      $65,000
Anthony W. Deering, Trustee                         1,284                                       80,000
F. Pierce Linaweaver, Trustee                       1,365                                       67,000
John G. Schriber, Trustee                           1,365                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Virginia Short-Term Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $1,275                                      $65,000
Anthony W. Deering, Trustee                         1,260                                       80,000
F. Pierce Linaweaver, Trustee                       1,275                                       67,000
John G. Schriber, Trustee                           1,275                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Bond Fund
Calvin W. Burnett, Trustee                         $1,548                                      $65,000
Anthony W. Deering, Trustee                         1,349                                       80,000
F. Pierce Linaweaver, Trustee                       1,548                                       67,000
John G. Schriber, Trustee                           1,548                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Efficient Balanced Fund
Donald W. Dick, Jr., Director(c)                   $1,008                                      $82,000
David K. Fagin, Director                            1,020                                       65,000
Hanne M. Merriman, Director                         1,020                                       65,000
Hubert D. Vos, Director                             1,020                                       66,000
Paul M. Wythes, Director                            1,008                                       80,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Efficient Growth Fund
Donald W. Dick, Jr., Director(c)                   $  604                                      $82,000
David K. Fagin, Director                              615                                       65,000
Hanne M. Merriman, Director                           611                                       65,000
Hubert D. Vos, Director                               611                                       66,000
Paul M. Wythes, Director                              604                                       80,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Fund
Calvin W. Burnett, Director                        $1,962                                      $65,000
Anthony W. Deering, Director                        1,480                                       80,000
F. Pierce Linaweaver, Director                      1,962                                       67,000
John G. Schriber, Director                          1,962                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Free High Yield Fund
Calvin W. Burnett, Director                        $2,619                                      $65,000
Anthony W. Deering, Director                        1,695                                       80,000
F. Pierce Linaweaver, Director                      2,619                                       67,000
John G. Schriber, Director                          2,619                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Income Fund
Calvin W. Burnett, Director                        $2,763                                      $65,000
Anthony W. Deering, Director                        1,750                                       80,000
F. Pierce Linaweaver, Director                      2,763                                       67,000
John G. Schriber, Director                          2,763                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Intermediate Bond Fund
Calvin W. Burnett, Director                        $1,373                                      $65,000
Anthony W. Deering, Director                        1,289                                       80,000
F. Pierce Linaweaver, Director                      1,373                                       67,000
John G. Schriber, Director                          1,373                                       67,000
--------------------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate Fund
Calvin W. Burnett, Director                        $1,713                                      $65,000
Anthony W. Deering, Director                        1,402                                       80,000
F. Pierce Linaweaver, Director                      1,713                                       67,000
John G. Schriber, Director                          1,713                                       67,000
--------------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation from March 1, 1999 to February 29, 2000.


 (b) Amounts in this column are based on compensation received from January 1, 1999, to December 31, 1999. The T. Rowe Price complex included 88 funds as of December 31, 1999.

   All Funds

   The fund's Executive Committee, consisting of the fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors/trustees of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   As of May 31, 2000, the following shareholders beneficially owned more than 5% of the outstanding shares of the fund:

   New York Tax-Free Money Fund: Coleman M. Brandt and Grace L. Brandt JT TEN, 330 West 72nd Street, Apt. 10A, New York, New York 10023-2649.


   Tax-Efficient Balanced Fund: TRP Finance, Inc., 802 West Street, Suite 301, Wilmington, Delaware 19801-1526.

   Tax-Exempt Money Fund-PLUS Class: Larry J. Neiterman and Elin W. Neiterman JT TEN, 8 Red Oak Drive, Sudbury, Massachusetts 01776-2826; George W. Mead, 700 Belle Isle, Wisconsin Rapids, Wisconsin 54494-4174.


   Tax-Free Short-Intermediate Fund: Charles Schwab & Co. Inc. reinvest account,
   Attn.: Mutual Fund Dept., 101 Montgomery Street, San Francisco, California 94104-4122.

   Virginia Short-Term Tax-Free Bond Fund: National Financial Services for the exclusive benefit of our customers, 200 Liberty, One Financial Center, 4th Floor, New York, New York 10005-3500.

 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provide the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors/trustees, and committee members of the fund without cost to the fund.

   The Management Agreement also provides that T. Rowe Price, its directors/trustees, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Management Fee
   The fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described next.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

   Price Funds' Annual Group Base Fee Rate for Each
                   Level of Assets
                                                0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
                                                ------------------------------------------------------------------------------
                                                0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
                                                ------------------------------------------------------------------------------
                                                0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Next $40 billion
                                                ------------------------------------------------------------------------------
                                                0.390%  Next $1 billion   0.330%  Next $10 billion  0.295%  Thereafter
                                                ------------------------------------------------------------------------------
                                                0.370%  Next $1 billion   0.320%  Next $10 billion


   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the funds' prospectus as of the close of business on the previous business day on which the fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees are listed in the following chart:

California Tax-Free Bond Fund                 0.10%
California Tax-Free Money Fund                0.10
Florida Intermediate Tax-Free Fund            0.05
Georgia Tax-Free Bond Fund                    0.10
Maryland Tax-Free Bond Fund                   0.10
Maryland Short-Term Tax-Free Bond Fund        0.10
New Jersey Tax-Free Bond Fund                 0.10
New York Tax-Free Bond Fund                   0.10
New York Tax-Free Money Fund                  0.10
Virginia Tax-Free Bond Fund                   0.10
Virginia Short-Term Tax-Free Bond Fund        0.10
Tax-Efficient Balanced Fund                   0.20
Tax-Efficient Growth Fund                     0.30
Tax-Exempt Money Fund                         0.10
Tax-Free High Yield Fund                      0.30
Tax-Free Income Fund                          0.15
Tax-Free Intermediate Bond Fund               0.05
Tax-Free Short-Intermediate Fund              0.10



   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each fund, during the last three years:

                       Fund                             2000         1999          1998
                       ----                             ----         ----          ----
California Tax-Free Bond                             $  932,000   $  878,000    $  744,000
California Tax-Free Money                               344,000      333,000       263,000
Florida Intermediate Tax-Free                           352,000      343,000       302,000
Georgia Tax-Free Bond                                   191,000      157,000       108,000
Maryland Tax-Free Bond                                4,357,000    4,157,000     3,659,000
Maryland Short-Term Tax-Free Bond                       532,000      468,000       488,000
New Jersey Tax-Free Bond                                506,000      462,000       352,000
New York Tax-Free Bond                                  863,000      818,000       670,000
New York Tax-Free Money                                 384,000      348,000       281,000
Virginia Tax-Free Bond                                1,171,000    1,081,000       895,000
Virginia Short-Term Tax-Free Bond                        19,000        5,000            0(a)
Tax-Efficient Balanced                                  200,000       14,000            0(b)
Tax-Efficient Growth                                    192,000          0(b)           0(b)
Tax-Exempt Money                                      2,774,000    3,178,000     2,989,000
Tax-Free High Yield                                   7,823,000    8,119,000     7,051,000
Tax-Free Income                                       6,600,000    6,800,000     6,428,000
Tax-Free Intermediate Bond                              455,000      438,000       391,000
Tax-Free Short-Intermediate                           1,811,000    1,895,000     1,856,000
--------------------------------------------------------------------------------------------



  (a) Due to effect of expense limitations discussed below, the fund did not pay T. Rowe Price an investment management fee.

  (b) Prior to commencement of operations.

   Limitation on Fund Expenses
   The Management Agreement between the fund and T. Rowe Price provides that the fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

   For the purpose of determining whether a fund is entitled to reimbursement, the expenses of a fund are calculated on a monthly basis. If a fund is entitled to reimbursement, that month's advisory fee will be reduced or postponed, with any adjustment made after the end of the year.

   The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any fund expenses which would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by the fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the fund's expense ratio exceeding its applicable limitation.

   No reimbursements may be made for the California and New York Funds unless approved by shareholders.


   California Tax-Free Money Fund, Georgia Tax-Free Bond Fund, Maryland Short-Term Tax-Free Bond Fund, New York Tax-Free Money Fund, Tax-Efficient Balanced Fund, Tax-Efficient Growth Fund, Tax-Exempt Money Fund-PLUS Class, and Virginia Short-Term Tax-Free Bond Fund

                                                                       Expense       Reimbursement
                    Fund                        Limitation Period      -------       -------------
                    ----                        -----------------       Ratio            Date
----------------------------------------------------------------------  -----            ----
                                                                      Limitation
                                                                      ----------
                                                                      -------------------------------
                                                                          0
                                                                          .
                                              March 1, 1999 -             55
California Tax-Free Money(a)                  February 28, 2001           %       February 28, 2003
                                                                          0.
                                              March 1, 1999 -             65
Georgia Tax-Free Bond(b)                      February 28, 2001           %       February 28, 2003
                                                                          0
                                                                          .
                                              March 1, 1999 -             60
Maryland Short-Term Tax-Free Bond(c)          February 28, 2001           %       February 28, 2003
                                                                          0
                                                                          .
                                              March 15, 1999 -            5
New York Tax-Free Money(d)                    February 28, 2001           5%      February 28, 2003
                                                                          1
                                                                          .
                                              March 1, 1999 -             00
Tax-Efficient Balanced(e)                     February 28, 2001           %       February 28, 2003
                                                                          1.
                                                                          1
                                              July 30, 1999 -             0
Tax-Efficient Growth                          February 28, 2001           %       February 28, 2003
                                              May 1, 2000 - April
Tax-Exempt Money Fund-PLUS Class(f)           30, 2001                  1.00%     April 30, 2002
                                                                          0
                                              March 1, 2000 -             .
Virginia Short-Term Tax-Free Bond(g)          February 28, 2002           6       February 29, 2004
                                                                          0%
-----------------------------------------------------------------------------------------------------



 (a) The California Tax-Free Money Fund previously operated under a 0.55% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

 (b) The Georgia Tax-Free Bond Fund previously operated under a 0.65% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.


 (c) The Maryland Short-Term Tax-Free Bond Fund previously operated under a 0.60% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

 (d) The New York Tax-Free Money Fund previously operated under a 0.55% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

 (e) The Tax-Efficient Balanced Fund previously operated under a 1.00% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.


 (f) The Tax-Exempt Money Fund-PLUS Class previously operated under a 1.00% limitation that expired April 30, 2000. The reimbursement period for this limitation extends through April 30, 2001.

 (g) The Virginia Short-Term Tax-Free Bond Fund previously operated under a 0.60% limitation that expired February 29, 2000. The reimbursement period for this limitation extends through February 28, 2002.

   Florida Intermediate Tax-Free, New Jersey Tax-Free Bond, and Tax-Free Intermediate Bond Funds

   The Florida Intermediate Tax-Free Fund previously operated under a 0.60% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

   The New Jersey Tax-Free Bond Fund previously operated under a 0.65% limitation that expired February 28, 1999. The reimbursement period for this limitation extends through February 28, 2001.

   The Tax-Free Intermediate Bond Fund previously operated under a 0.65% limitation that expired February 28, 1998. The reimbursement period for this limitation extends through February 29, 2000.

   California Tax-Free Money and New York Tax-Free Money Funds


   Pursuant to the California Money Fund's present expense limitation, $80,000 of management fees were not accrued for the year ended February 29, 2000. Additionally, $188,000 of unaccrued management fees related to a previous expense limitation remain subject to reimbursement through February 28, 2001.

   Pursuant to the New York Money Fund's present expense limitation, $70,000 of management fees were not accrued for the year ended February 29, 2000. Additionally, $177,000 of unaccrued management fees related to a previous expense limitation remain subject to reimbursement through February 28, 2001.


   Subject to shareholder approval, the expenses of both funds may be reimbursed to T. Rowe Price, provided that the recapture of fees would not cause the ratio of expenses to average net assets to exceed the above-mentioned ratios.

   Florida Intermediate Tax-Free Fund


   Pursuant to a previous expense limitation, $6,000 of unaccrued management fees were repaid during the year ended February 29, 2000.

   Georgia Tax-Free Bond Fund


   Pursuant to the present expense limitation, $61,000 of management fees were not accrued by the fund for the year ended February 29, 2000. Additionally, $158,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 2001.

   Maryland Short-Term Tax-Free Bond Fund


   Pursuant to the present expense limitation, $2,000 of management fees were not accrued by the fund for the year ended February 29, 2000. Additionally, $7,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 2001.

   New Jersey Tax-Free Bond Fund


   Pursuant to the previous expense limitation, $17,000 of unaccrued 1998-1999 fees were repaid during the year ended February 29, 2000, and $8,000 remains subject to reimbursement through February 28, 2001.

   Virginia Short-Term Tax-Free Bond Fund


   Pursuant to the previous expense limitation, $96,000 of management fees were not accrued for the year ended February 29, 2000, and $97,000 remain unaccrued from a prior period.

   Tax-Efficient Balanced Fund


   Pursuant to the present expense limitation, $6,000 of management fees were not accrued by the fund for the year ended February 29, 2000. Additionally, $200,000 of unaccrued management fees and expenses related to a previous limitation remain subject to reimbursement through February 28, 2001.

   Tax-Efficient Growth Fund

   Pursuant to the present expense limitation, $32,000 of management fees were not accrued by the fund for the year ended February 29, 2000.

   Tax-Free Intermediate Bond Fund

   Pursuant to the previous expense limitation, $23,000 of unaccrued fees were repaid during the year ended February 29, 2000.

   Management Related Services
   As noted above, the Management Agreement spells out the expenses to be paid by the fund. In addition to the Management Fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds.

   The funds paid the expenses shown in the following table for the fiscal year ended February 29, 2000, to T. Rowe Price and its affiliates.


              Fund                  Transfer Agent and       Accounting
              ----                  ------------------       ----------
                                   Shareholder Services       Services
                                   --------------------       --------
California Tax-Free Bond                $  122,000            $ 77,000
California Tax-Free Money                   69,000              70,000
Florida Intermediate Tax-Free               54,000              70,000
Georgia Tax-Free Bond                       52,000              70,000
Maryland Short-Term Tax-Free Bond           74,000              70,000
Maryland Tax-Free Bond                     478,000              86,000
New Jersey Tax-Free Bond                    86,000              70,000
New York Tax-Free Bond                     138,000              77,000
New York Tax-Free Money                     64,000              70,000
Virginia Short-Term Tax-Free Bond           25,000              65,000
Virginia Tax-Free Bond                     165,000              70,000
Tax-Efficient Balanced                      46,000              64,000
Tax-Efficient Growth                        67,000              37,000
Tax-Exempt Money                         2,888,000             105,000
Tax-Exempt Money Fund-PLUS Class             9,000               2,000
Tax-Free High Yield                        615,000             116,000
Tax-Free Income                            582,000             116,000
Tax-Free Intermediate Bond                 101,000              70,000
Tax-Free Short-Intermediate                209,000              95,000
--------------------------------------------------------------------------






 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the fund's shares is continuous.

   Investment Services is located at the same address as the fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.


   Investment Services serves as distributor to the fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the fund in connection with the sale of shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund.



 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the fund's U.S. securities and cash, but it does not participate in the fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds

   The fund has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

   All Funds


 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts. Under the AFP program, the funds paid the amounts set forth below to various third parties in 1999.



 CODE OF ETHICS
 -------------------------------------------------------------------------------

   The fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all Access Persons to obtain prior clearance before engaging in personal securities transactions. In addition, all Access Persons must report their personal securities transactions within 10 days of their execution. Access Persons will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The fund's purchases and sales of fixed income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the fund (other than Tax-Efficient Balanced and Tax-Efficient Growth Funds to the extent they purchase equity securities). However, it is included because T. Rowe Price does manage a significant number of common stock portfolios (including the equity portion of the Tax-Efficient Balanced and Tax-Efficient Growth Funds) which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the fund.


                      How Brokers and Dealers Are Selected

   Equity Securities

   In purchasing and selling equity securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and at competitive commission rates where such rates are negotiable. However, under certain conditions, the fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

   Fixed Income Securities
   Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.


   With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.


 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid

   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts, and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
   T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the funds participate.


                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.


                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The fund does not allocate business to any broker-dealer on the basis of its sales of the fund's shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.


   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through Investment Services, the fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.


                            Trade Allocation Policies

   T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro-rata basis. Examples of where adjustments may be made include: (i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate deminimis positions;
   (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., industry or issuer concentration, duration, and credit exposure).


                  Transactions With Related Brokers and Dealers


   As provided in the Investment Management Agreement between the fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that, from time to time, T. Rowe Price may place orders for the fund's portfolio transactions with broker-dealer affiliates of Robert Fleming Holdings Limited ("RF"), an affiliate of Price-Fleming. RF, through Copthall Overseas Limited, a wholly owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming International Holdings Limited, a wholly owned subsidiary of Jardine Fleming Group Limited ("JF"). JF is owned by RF.

   The Board of Directors/Trustees of the fund has authorized T. Rowe Price to utilize certain affiliates of RF and JF in the capacity of broker in connection with the execution of the fund's portfolio transactions. Other affiliates of RF and JF also may be used. Although it does not believe that the fund's use of these brokers would be subject to Section 17(e) of the 1940 Act, the Board of Directors/Trustees of the fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.


                                      Other

   The funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended February 29, 2000, February 28, 1999, and 1998:

            Fund                    2000            1999             1998
            ----                    ----            ----             ----
California Tax-Free Bond       $  399,657,000  $  302,677,000   $  289,794,000
California Tax-Free Money         529,005,000     515,251,000      506,606,000
Florida Intermediate Tax-Free     164,457,000     141,767,000      142,932,000
Georgia Tax-Free Bond             128,761,000      73,638,000       97,029,000
Maryland Tax-Free Bond          1,074,813,000     837,338,000      918,045,000
Maryland Short-Term Tax-Free
Bond                              208,764,000     191,989,000      221,540,000
New Jersey Tax-Free Bond          246,768,000     158,774,000      161,209,000
New York Tax-Free Bond            557,693,000     445,461,000      354,373,000
New York Tax-Free Money           445,916,000     553,482,000      444,785,000
Virginia Tax-Free Bond            501,953,000     492,844,000      563,466,000
Virginia Short-Term Tax-Free
Bond                               54,221,000      40,289,000       56,461,000
Tax-Efficient Balanced             35,978,000      51,569,000       39,110,000
Tax-Efficient Growth              190,748,000            0(a)              0(a)
Tax-Exempt Money                3,074,940,000   3,124,018,000    3,600,294,000
Tax-Free High Yield             2,863,124,000   2,000,100,000    1,755,491,000
Tax-Free Income                 2,483,560,000   1,941,518,000    2,257,818,000
Tax-Free Intermediate Bond        233,442,000     153,826,000      272,682,000
Tax-Free Short-Intermediate       940,315,000     642,536,000    1,149,079,000
-------------------------------------------------------------------------------



  (a) Prior to commencement of operations.

   The following amounts consisted of principal transactions as to which the funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended February 29, 2000, February 28, 1999, and 1998:

            Fund                    2000            1999             1998
            ----                    ----            ----             ----
California Tax-Free Bond       $  363,741,000  $  251,425,000   $  253,929,000
California Tax-Free Money         529,005,000     510,210,000      503,591,000
Florida Intermediate Tax-Free     157,690,000     129,590,000      128,653,000
Georgia Tax-Free Bond             111,145,000      60,945,000       85,009,000
Maryland Tax-Free Bond            936,693,000     708,876,000      793,036,000
Maryland Short-Term Tax-Free
Bond                              202,708,000     188,399,000      193,471,000
New Jersey Tax-Free Bond          210,964,000     140,671,000      136,223,000
New York Tax-Free Bond            509,250,000     383,633,000      299,419,000
New York Tax-Free Money           445,916,000     542,945,000      441,384,000
Virginia Tax-Free Bond            453,295,000     419,010,000      518,159,000
Virginia Short-Term Tax-Free
Bond                               53,091,000      35,660,000       55,291,000
Tax-Efficient Balanced             27,426,000      37,355,000       27,555,000
Tax-Efficient Growth              108,589,000            0(a)              0(a)
Tax-Exempt Money                3,074,134,000   3,089,301,000    3,586,230,000
Tax-Free High Yield             2,557,197,000   1,644,317,000    1,527,098,000
Tax-Free Income                 2,190,578,000   1,651,454,000    1,959,351,000
Tax-Free Intermediate Bond        221,818,000     143,749,000      249,144,000
Tax-Free Short-Intermediate       917,005,000     603,036,000    1,083,550,000
-------------------------------------------------------------------------------



  (a) Prior to commencement of operations.



   The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended February 29, 2000, February 28, 1999, and 1998:

              Fund                     2000          1999           1998
              ----                     ----          ----           ----
California Tax-Free Bond           $ 35,916,000  $ 51,252,000   $ 35,865,000
California Tax-Free Money                     0     5,041,000      3,016,000
Florida Intermediate Tax-Free         6,767,000    12,177,000     14,279,000
Georgia Tax-Free Bond                17,616,000    12,693,000     12,020,000
Maryland Tax-Free Bond              138,120,000   128,462,000    125,009,000
Maryland Short-Term Tax-Free Bond     6,056,000     3,590,000     28,069,000
New Jersey Tax-Free Bond             35,804,000    18,103,000     24,987,000
New York Tax-Free Bond               48,443,000    61,828,000     54,954,000
New York Tax-Free Money                       0    10,537,000      3,401,000
Virginia Tax-Free Bond               48,658,000    73,834,000     45,307,000
Virginia Short-Term Tax-Free Bond     1,130,000     4,629,000      1,170,000
Tax-Efficient Balanced                8,552,000    14,214,000     11,555,000
Tax-Efficient Growth                 82,159,000          0(a)            0(a)
Tax-Exempt Money                        806,000    34,717,000     14,064,000
Tax-Free High Yield                 305,927,000   355,783,000    228,393,000
Tax-Free Income                     292,982,000   290,064,000    298,468,000
Tax-Free Intermediate Bond           11,624,000    10,077,000     23,538,000
Tax-Free Short-Intermediate          23,310,000    39,500,000     65,529,000
-----------------------------------------------------------------------------



  (a) Prior to commencement of operations.

   The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended February 29, 2000, February 28, 1999, and 1998:

                       Fund                             2000         1999          1998
                       ----                             ----         ----          ----
California Tax-Free Bond                             $  228,000   $  273,000    $  206,000
California Tax-Free Money                                      0      10,000         2,000
Florida Intermediate Tax-Free                            40,000       48,000        59,000
Georgia Tax-Free Bond                                    80,000       51,000        74,000
Maryland Tax-Free Bond                                  660,000      545,000       680,000
Maryland Short-Term Tax-Free Bond                        45,000       16,000       106,000
New Jersey Tax-Free Bond                                151,000       88,000       176,000
New York Tax-Free Bond                                  280,000      353,000       362,000
New York Tax-Free Money                                        0       1,000        24,000
Virginia Tax-Free Bond                                  238,000      346,000       271,000
Virginia Short-Term Tax-Free Bond                        14,000       17,000         6,000
Tax-Efficient Balanced                                   50,000       47,000        33,000
Tax-Efficient Growth                                     41,000          0(a)           0(a)
Tax-Exempt Money                                          8,000      131,000        32,000
Tax-Free High Yield                                   2,301,000    2,152,000     1,655,000
Tax-Free Income                                       1,409,000    1,488,000     1,747,000
Tax-Free Intermediate Bond                               46,000       49,000       112,000
Tax-Free Short-Intermediate                             110,000      147,000       289,000
--------------------------------------------------------------------------------------------



  (a) Prior to commencement of operations.



   Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the funds, or in some cases, to the funds.


   The portfolio turnover rate for each fund for the fiscal years ended February 29, 2000, February 28, 1999, and 1998, was as follows:

                          Fund                               2000         1999          1998
                          ----                               ----         ----          ----
California Tax-Free Bond                                     40.8%        27.2%         35.0%
California Tax-Free Money                                     N/A          N/A           N/A
Florida Intermediate Tax-Free                                30.9         26.9          25.0
Georgia Tax-Free Bond                                        48.5         19.9          49.0
Maryland Tax-Free Bond                                       29.2         15.4          19.2
Maryland Short-Term Tax-Free Bond                            41.4         46.4          60.4
New Jersey Tax-Free Bond                                     50.2         25.5          34.3
New York Tax-Free Bond                                       77.5         55.4          55.0
New York Tax-Free Money                                       N/A          N/A         N/A
Virginia Tax-Free Bond                                       48.1         47.3          64.3
Virginia Short-Term Tax-Free Bond                            39.3         22.5          75.0
Tax-Efficient Balanced                                       40.0         19.8          12.5
Tax-Efficient Growth                                         23.4         0(a)          0(a)
Tax-Exempt Money                                              N/A          N/A           N/A
Tax-Free High Yield                                          57.4         38.9          24.4
Tax-Free Income                                              44.3         34.1          36.3
Tax-Free Intermediate Bond                                   47.6         24.3          56.1
Tax-Free Short-Intermediate                                  49.7         39.9          76.8
-------------------------------------------------------------------------------------------------

    (a) Prior to commencement of operations.



 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Fixed income securities are generally traded in the over-the-counter market. With the exception of the Money Funds, investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Funds are valued at amortized cost.

   There are a number of pricing services available, and the Board of Directors/Trustees, on the basis of an ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or part.

   Securities or other assets for which the above valuation procedures are deemed not to reflect fair value will be appraised at prices deemed best to reflect their fair value. Such determinations will be made in good faith by or under the supervision of officers of each fund as authorized by the Board of Directors/Trustees.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds

   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

   For the purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors/Trustees.


         Maintenance of Money Fund's Net Asset Value Per Share at $1.00

   It is the policy of the fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

   (a) The Board of Directors/Trustees must establish written procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

   (b) The fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share,
       (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

   (c) The fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the fund's Board of Directors/Trustees determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

   (d) The Board of Directors/Trustees must determine that (i) it is in the best interest of the fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the fund will continue to use the amortized cost method only so long as the Board of Directors/Trustees believes that it fairly reflects the market based net asset value per share.

   Although the fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors/Trustees of the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors/Trustees of the fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.



 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, the fund's annual capital gain distribution and, for the Tax-Efficient Balanced and Tax-Efficient Growth Funds, the annual dividend, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date may precede the payment date by as much as one day although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.


   Generally, dividends paid by the funds are not eligible for the dividends-received deduction applicable to corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare by its year-end dividends equal to at least 90% of net tax-exempt income (as of its year-end) to permit pass-through of tax-exempt income to shareholders. Each fund must also declare dividends by December 31 of each year equal to at least 98% of capital gains (as of October 31) in order to avoid a federal excise tax, and distribute within 12 months 100% of taxable income, if any, and capital gains (as of its tax year-end) to avoid federal income tax.

   At the time of your purchase, the fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the code: (i) the fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

   The funds (other than Tax-Efficient Growth Fund) may acquire bonds after initial issuance at a price less than the principal amount of such bonds ("market discount bonds"). Gain on the disposition of such bonds is treated as taxable ordinary income to the extent of accrued market discount. Such gains cannot be offset by losses on the sale of other securities but must be distributed to shareholders annually and taxed as ordinary income.

   Each year, the funds will mail you information on the tax status of dividends and distributions.

   All Funds (other than Tax-Efficient Balanced and Tax-Efficient Growth Funds)

   The funds anticipate that substantially all of the dividends to be paid by each fund will be exempt from federal income taxes. If any portion of a fund's dividends is not exempt from federal income taxes, you will receive a Form 1099-DIV stating the taxable portion. The funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of alternative minimum tax. Social Security recipients who receive interest from tax-exempt securities may have to pay taxes on a portion of their Social Security benefit.

   Because the interest on municipal securities is tax exempt, any interest on money you borrow that is directly or indirectly used to purchase fund shares is not deductible. (See Section 265(2) of the Internal Revenue Code.) Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of a fund. The income from such bonds may not be tax exempt for such substantial users.

   Tax-Efficient Growth Fund


   A portion of the dividends paid by certain funds may be eligible for the dividends-received deduction applicable to corporate shareholders. Long-term capital gain distributions paid from these funds are never eligible for the dividend received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains (as of its tax year-end) to avoid a federal income tax.

   Florida Intermediate Tax-Free Fund

   Although Florida does not have a state income tax, it does impose an intangible personal property tax (intangibles tax) on assets, including shares of mutual funds. This tax is based on the net asset value of shares owned on January 1.


   Under Florida law, shares of the fund will be entirely exempt from the intangibles tax if on January 1, at least 90% of the fund's portfolio of assets is invested in certain exempt Florida securities, U.S. government securities, certain short-term cash investments, or other exempt securities. If, on January 1, less than 90% of the fund's portfolio of assets is invested in these tax-exempt securities, only that portion of a share's net asset value represented by U.S. government securities will be exempt from the intangibles tax. Because the fund will make every effort to have its portfolio invested exclusively in exempt Florida municipal obligations (and other qualifying investments) on January 1, shares of the fund should be exempt from the intangibles tax. However, under certain circumstances, the fund may invest in securities other than Florida municipal obligations and there can be no guarantee that such non-exempt investments would not be in the fund's portfolio on January 1. In such cases, all or a portion of the value of the fund's shares may be subject to the intangibles tax, and a portion of the fund's income may be subject to federal income taxes.

   Tax-Efficient Balanced and Tax-Efficient Growth Funds


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.


                      Passive Foreign Investment Companies

   The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund's taxable year.



 YIELD INFORMATION
 -------------------------------------------------------------------------------
   Money Funds

   The fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period, then multiplied by 365 to arrive at the annualized yield for that period. The fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

  The Money Funds' current and compound yields for the seven days ended
     February 29, 2000, were:

          Fund               Current Yield        Compound Yield
          ----               -------------        --------------
California Tax-Free Money        2.19%                2.21%
New York Tax-Free Money          3.25                 3.31
Tax-Exempt Money                 3.36                 3.41





   Bond Funds

   An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the fund.

   The yield of each fund calculated under the above-described method for the month ended February 29, 2000, was:

California Tax-Free Bond Fund                  5.07%
Florida Intermediate Tax-Free Fund             4.55
Georgia Tax-Free Bond Fund                     5.11
Maryland Tax-Free Bond Fund                    5.18
Maryland Short-Term Tax-Free Bond Fund         4.17
New Jersey Tax-Free Bond Fund                  5.16
New York Tax-Free Bond Fund                    5.25
Virginia Tax-Free Bond Fund                    5.15
Virginia Short-Term Tax-Free Bond Fund         4.10
Tax-Free High Yield Fund                       5.85
Tax-Free Income Fund                           5.23
Tax-Free Intermediate Bond Fund                4.61
Tax-Free Short-Intermediate Fund               4.48





   The tax-equivalent yields (assuming a federal tax bracket of 31.0%) for each fund for the same period were as follows:

California Tax-Free Bond Fund(a)                  8.10%
Florida Intermediate Tax-Free Fund(b)             6.74
Georgia Tax-Free Bond Fund(c)                     7.87
Maryland Tax-Free Bond Fund(d)                    8.14
Maryland Short-Term Tax-Free Bond Fund(d)         6.56
New Jersey Tax-Free Bond Fund(e)                  7.99
New York Tax-Free Bond Fund(f)                    8.52
Virginia Tax-Free Bond Fund(g)                    7.92
Virginia Short-Term Tax-Free Bond Fund(g)         6.31
Tax-Free High Yield Fund                          8.48
Tax-Free Income Fund                              7.58
Tax-Free Intermediate Bond Fund                   6.68
Tax-Free Short-Intermediate Fund                  6.49
---------------------------------------------------------------



         (a) Assumes a state tax bracket of 9.3%.


         (b) Assumes an intangibles tax rate of 0.15%.

         (c) Assumes a state tax bracket of 6.0%.


         (d) Assumes a state tax bracket of 4.85% and a local tax bracket of 2.91%.

         (e) Assumes a state tax bracket of 6.37%.


         (f) Assumes a state tax bracket of 6.85% and a local tax bracket of 3.83%.

         (g) Assumes a state tax bracket of 5.75%.

   The tax-equivalent yields (assuming a federal tax bracket of 28.0%) for each fund for the same period were as follows:

California Tax-Free Bond Fund(a)                  7.76%
Florida Intermediate Tax-Free Fund(b)             6.47
Georgia Tax-Free Bond Fund(c)                     7.55
Maryland Tax-Free Bond Fund(d)                    7.80
Maryland Short-Term Tax-Free Bond Fund(d)         6.28
New Jersey Tax-Free Bond Fund(e)                  7.59
New York Tax-Free Bond Fund(f)                    8.16
Virginia Tax-Free Bond Fund(g)                    7.58
Virginia Short-Term Tax-Free Bond Fund(g)         6.04
Tax-Free High Yield Fund                          8.13
Tax-Free Income Fund                              7.26
Tax-Free Intermediate Bond Fund                   6.40
Tax-Free Short-Intermediate Fund                  6.22
---------------------------------------------------------------



         (a) Assumes a state tax bracket of 9.3%.


         (b) Assumes an intangibles tax rate of 0.15%.

         (c) Assumes a state tax bracket of 6.0%.


         (d) Assumes a state tax bracket of 4.85% and a local tax bracket of 2.91%.

         (e) Assumes a state tax bracket of 5.525%.


         (f) Assumes a state tax bracket of 6.85% and a local tax bracket of 3.83%.

         (g) Assumes a state tax bracket of 5.75%.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any other period of time will vary from the average.

                  Cumulative Performance Percentage Change
                               1 Yr.   5 Yrs.   10 Yrs.   % Since    Inception
            Fund               -----   ------   -------   -------    ---------
            ----               Ended    Ended    Ended   Inception     Date
                               -----    -----    -----   ---------     ----
                              2/29/00  2/29/00  2/29/00   2/29/00
                              -------  -------  -------   -------
California Tax-Free Bond      -2.94%   30.96%   90.35%    121.47%      09/15/86
Florida Intermediate
Tax-Free                      -1.32    26.02    --         38.68       03/31/93
Georgia Tax-Free Bond         -3.46    30.24    --         43.25       03/31/93
Maryland Short-Term Tax-Free
Bond                           1.16    21.49    --         31.21       01/29/93
Maryland Tax-Free Bond        -2.98    29.01    86.46     111.70       03/31/87
New Jersey Tax-Free Bond      -4.06    28.34    --         71.74       04/30/91
New York Tax-Free Bond        -4.47    29.00    90.72     129.98       08/28/86
Virginia Short-Term Tax-Free
Bond                           1.48    21.85    --         24.63       11/30/94
Virginia Tax-Free Bond        -3.16    30.10    --         72.69       04/30/91
Tax-Efficient Balanced        10.42    --       --         45.28       06/30/97
Tax-Efficient Growth          --       --       --         --          07/30/99
Tax-Free High Yield           -5.41    28.63    90.37     225.40       03/01/85
Tax-Free Income               -3.42    28.82    89.99     359.19       10/26/76
Tax-Free Intermediate Bond    -1.37    27.31    --         47.24       11/30/92
Tax-Free Short-Intermediate    0.67    23.58    62.00     137.67       12/23/83
-------------------------------------------------------------------------------







                   Average Annual Compound Rates of Return
                               1 Yr.   5 Yrs.   10 Yrs.   % Since    Inception
            Fund               -----   ------   -------   -------    ---------
            ----               Ended    Ended    Ended   Inception     Date
                               -----    -----    -----   ---------     ----
                              2/29/00  2/29/00  2/29/00   2/29/00
                              -------  -------  -------   -------
California Tax-Free Bond      -2.94%    5.54%    6.65%     6.09%       09/15/86
Florida Intermediate
Tax-Free                      -1.32     4.73    --         4.84        03/31/93
Georgia Tax-Free Bond         -3.46     5.43    --         5.33        03/31/93
Maryland Short-Term Tax-Free
Bond                           1.16     3.97    --         3.91        01/29/93
Maryland Tax-Free Bond        -2.98     5.23     6.43      5.98        03/31/87
New Jersey Tax-Free Bond      -4.06     5.12    --         6.31        04/30/91
New York Tax-Free Bond        -4.47     5.22     6.67      6.36        08/28/86
Virginia Short-Term Tax-Free
Bond                           1.48     4.03    --         4.29        11/30/94
Virginia Tax-Free Bond        -3.16     5.40    --         6.38        04/30/91
Tax-Efficient Balanced        10.42    --       --        15.03        06/30/97
Tax-Efficient Growth          --       --       --        --           07/30/99
Tax-Free High Yield           -5.41     5.16     6.65      8.19        03/01/85
Tax-Free Income               -3.42     5.20    6.63       6.75        10/26/76
Tax-Free Intermediate Bond    -1.37     4.95    --         5.48        11/30/92
Tax-Free Short-Intermediate    0.67     4.33     4.94      5.49        12/23/83
-------------------------------------------------------------------------------





                         Outside Sources of Information


   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index; (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates;
   (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications


   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund's portfolio.


                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.


   The fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind


   The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind as set forth in its prospectus.

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities and that brokerage fees could be incurred.

 CAPITAL STOCK
 -------------------------------------------------------------------------------
   Tax-Efficient Balanced, Tax-Efficient Growth, Tax-Exempt Money, Tax-Free High Yield, Income, Intermediate Bond, and Short-Intermediate Funds

   Currently, the T. Rowe Price Tax-Efficient Funds, Inc., which consists of two series, Tax-Efficient Balanced Fund and Tax-Efficient Growth Fund, the T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., and the T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. are all organized as Maryland corporations.


   The fund's Charter authorizes the Board of Directors/Trustees to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors/Trustees may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.

   Except to the extent that the fund's Board of Directors/Trustees might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors/trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors/trustees unless and until such time as less than a majority of the directors/trustees holding office have been elected by shareholders, at which time the directors/trustees then in office will call a shareholders' meeting for the election of directors/trustees. Except as set forth above, the directors/trustees shall continue to hold office and may appoint successor directors/trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors/trustees can, if they choose to do so, elect all the directors/trustees of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director/trustee. As set forth in the By-Laws of the fund, a special meeting of shareholders of the fund shall be called by the Secretary of the fund on the written request of shareholders entitled to cast at least 10% of all the votes of the fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the fund to the extent required by Section 16(c) of the 1940 Act.

 ORGANIZATION OF THE FUNDS
 -------------------------------------------------------------------------------
   California and State Tax-Free Trusts

   Currently, the T. Rowe Price California Tax-Free Income Trust consists of two series, California Tax-Free Bond Fund and California Tax-Free Money Fund, and the T. Rowe Price State Tax-Free Income Trust consists of nine series, Florida Intermediate Tax-Free Fund, Georgia Tax-Free Bond Fund, Maryland Short-Term Tax-Free Bond Fund, Maryland Tax-Free Bond Fund, New Jersey Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, Virginia Short-Term Tax-Free Bond Fund, and Virginia Tax-Free Bond Fund each of which represents a separate class of each Trust's shares and has different objectives and investment policies.

   For tax and business reasons, the Funds were organized as Massachusetts Business Trusts, and are registered with the SEC under the 1940 Act as diversified, open-end investment companies, commonly known as "mutual fund."

   The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the fund. In the event of the liquidation of the fund, each share is entitled to a pro-rata share of the net assets of the fund.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to
   Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

   Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.


   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a Trustee. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the fund, the shareholders of the fund paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.

 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's shares are registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------

   Swidler Berlin Shereff Friedman, LLP, whose address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is legal counsel to the fund.




 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.

   The financial statements of the funds for the year ended February 29, 2000, and the report of independent accountants are included in each fund's Annual Report for the year ended February 29, 2000. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended February 29, 2000, are incorporated into this Statement of Additional Information by reference:


                          ANNUAL REPORT REFERENCES:
                                   CALIFORNIA TAX-  CALIFORNIA TAX-  GEORGIA
                                   FREE MONEY       FREE BOND        TAX-FREE
                                   ----------       ---------        BOND
                                                                     ----
Financial Highlights                     10               11            9
Statement of Net Assets, February
29, 2000                                12-16            17-24        10-14
Statement of Operations, year
ended
February 29, 2000                        25               25            15
Statement of Changes in Net
Assets, years ended
February 29, 2000 and February
28, 1999                                 26               26            16
Notes to Financial Statements,
February 29, 2000                       27-29            27-29        17-19
Report of Independent Accountants        30               30            20





                                     NEW JERSEY  FLORIDA       NEW YORK TAX-
                                     TAX-FREE    INTERMEDIATE  FREE MONEY
                                     BOND        TAX-FREE      ----------
                                     ----        --------
Financial Highlights                     8            8              10
Statement of Net Assets, February
29, 2000                                9-14         9-12          12-15
Statement of Operations, year ended
February 29, 2000                        15           13             22
Statement of Changes in Net Assets,
years ended
February 29, 2000 and February 28,
1999                                     16           14             23
Notes to Financial Statements,
February 29, 2000                      17-19        15-17          24-26
Report of Independent Accountants        20           18             27

                                                       VIRGINIA    VIRGINIA
                                        NEW YORK TAX-  SHORT-TERM  TAX-FREE
                                        FREE BOND      TAX-FREE    BOND
                                        ---------      BOND        ----
                                                       ----
Financial Highlights                         11            9           10
Statement of Net Assets, February 29,
2000                                        16-21        11-13       14-20
Statement of Operations, year ended
February 29, 2000                            22            21          21
Statement of Changes in Net Assets,
years ended
February 29, 2000 and February 28,
1999                                         23            22          22
Notes to Financial Statements,
February 29, 2000                           24-26        23-25       23-25
Report of Independent Accountants            27            26          26







                                                  MARYLAND       MARYLAND
                                                  SHORT-TERM     TAX-FREE BOND
                                                  TAX-FREE BOND  -------------
                                                  -------------
Financial Highlights                                   10             11
Statement of Net Assets, February 29, 2000            12-16          17-28
Statement of Operations, year ended
February 29, 2000                                      29             29
Statement of Changes in Net Assets, years ended
February 29, 2000 and February 28, 1999                30             30
Notes to Financial Statements, February 29, 2000      31-33          31-33
Report of Independent Accountants                      34             34





                                        TAX-EXEMPT  TAX-FREE HIGH  TAX-FREE
                                        MONEY       YIELD          INCOME
                                        -----       -----          ------
Financial Highlights                        2             2            2
Statement of Net Assets, February 29,
2000                                       4-16         3-23          3-21
Statement of Operations, year ended
February 29, 2000                           17           24            22
Statement of Changes in Net Assets,
years ended
February 29, 2000 and February 28,
1999                                        18           25            23
Notes to Financial Statements,
February 29, 2000                         19-21         26-28        24-26
Report of Independent Accountants           22           29            27

                                 TAX-FREE      TAX-EFFICIENT  TAX-FREE SHORT-
                                 INTERMEDIATE  BALANCED       INTERMEDIATE
                                 BOND          --------       ------------
                                 ----
Financial Highlights                  2             17               2
Statement of Net Assets,
February 29, 2000                    3-9           19-30           3-11
Statement of Operations, year
ended
February 29, 2000                     10            38              12
Statement of Changes in Net
Assets, years ended
February 29, 2000 and February
28, 1999                              11            39              13
Notes to Financial Statements,
February 29, 2000                   12-14          40-43           14-16
Report of Independent                 1
Accountants                           5             44              17








                                                                TAX-EFFICIENT
                                                                GROWTH
                                                                ------
Financial Highlights                                                 18
Portfolio of Investments, February 29, 2000                         31-36
Statement of Assets and Liabilities, February 29, 2000               37
Statement of Operations, period from July 30, 1999
(commencement of operations) to February 29, 2000                    38
Statement of Changes in Net Assets, period from July 30, 1999
(commencement of operations) to February 29, 2000                    39
Notes to Financial Statements, February 29, 2000                    40-43
Report of Independent Accountants                                    44






                                                  TAX-EXEMPT
                                                  MONEY FUND-
                                                  PLUS CLASS
                                                  ----------
Financial Highlights                                   3
Statement of Net Assets, February 29, 2000            4-16
Statement of Operations, year ended
February 29, 2000                                      17
Statement of Changes in Net Assets, years ended
February 29, 2000 and February 28, 1999                18
Notes to Financial Statements, February 29, 2000     19-21
Report of Independent Accountants                      22






 RATINGS OF MUNICIPAL DEBT SECURITIES
 -------------------------------------------------------------------------------

                         Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, and C are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.


   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.



 RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES
 -------------------------------------------------------------------------------
   Moody's Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG4/MIG-4 adequate quality but there is specific risk.

   Standard & Poor's Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.



 RATINGS OF COMMERCIAL PAPER
 -------------------------------------------------------------------------------
   Moody's Investors Service, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

   Standard & Poor's Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.


   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.

PAGE 3
                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(1)(a) Declaration of Trust of Registrant, dated June 13, 1986 (filed with Amendment No. 1)

(1)(b) Amendment No. 1 to Master Trust Agreement, dated August 1, 1986 (filed with Amendment No. 1)

(1)(c) Amendment No. 2 to Master Trust Agreement, dated January 21, 1987 (filed with Amendment No. 2)

(1)(d) Amendment No. 3 to Master Trust Agreement, dated February 13, 1991 (filed with Amendment No. 10)

(1)(e) Amendment No. 4 to Master Trust Agreement, dated December 22, 1992 (filed with Amendment No. 16)

(1)(f) Amendment No. 5 to Master Trust Agreement, dated January 28, 1993 (filed with Amendment No. 18)

(1)(g) Amendment No. 6 to Master Trust Agreement, dated November 25, 1994 (electronically filed with Amendment No. 25)

(1)(h)  Amendment No. 7 to Master Trust Agreement, dated October 27, 1998.

(1)(i)  Amendment No. 8 to Master Trust Agreement, dated November 5, 1999.

(2)     By-Laws of Registrant, dated July 23, 1986, as amended to January 21,
        1987

(3) Specimen Stock Certificate for Maryland Tax-Free Bond Fund (filed with Amendment No. 4)

(4)(a) Investment Management Agreement between the Registrant on behalf of the Maryland Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 30)

(4)(b) Investment Management Agreement between the Registrant on behalf of the New York Tax-Free Money Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 30)

(4)(c) Investment Management Agreement between the Registrant on behalf of the New York Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (electronically filed with

PAGE 4
        Amendment No. 30)


(4)(d) Investment Management Agreement between the Registrant on behalf of the Virginia Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 11)


(4)(e) Investment Management Agreement between the Registrant on behalf of the New Jersey Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 11)


(4)(f) Investment Management Agreement between the Registrant on behalf of the Maryland Short-Term Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 17)


(4)(g) Investment Management Agreement between the Registrant on behalf of the Georgia Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 19)


(4)(h) Investment Management Agreement between the Registrant on behalf of the Florida Insured Intermediate Tax-Free Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 19)

(4)(i) Investment Management Agreement between the Registrant on behalf of the Virginia Short-Term Tax-Free Bond Fund and T. Rowe Price Associates (electronically filed with Amendment No. 25)

(5) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 30)

(6)     Inapplicable

(7)      Custody Agreements


(7)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, and April 19, 2000

(8)      Other Agreements


(8)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2000, as amended February 9, 2000, and April 19, 2000

(8)(b) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2000, as amended February 9, 2000, and April 19, 2000

(9)      Opinion of Counsel

(10)     Consent of Independent Accountants

(11)     Inapplicable

(12)     Inapplicable


(13)     Inapplicable

(14)     Inapplicable

(15)     Code of Ethics, dated March 1, 2000


(16)     Inapplicable

(17)     Financial Data Schedules


(18)     Other Exhibits

         (a) Power of Attorney

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None

ITEM 25. INDEMNIFICATION

         The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company and ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. ("Manager"), and its subsidiaries and affiliates as listed in
Item 26 of this Registration Statement (with the exception of the T. Rowe Price Associates Foundation, Inc.), and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

         Article VI, Section 6.4 of the Registrant's Master Trust Agreement provides as follows:

         SECTION 6.4. INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [ hereinafter referred to as a "Covered Person" ]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an

PAGE 7
independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         Section 6.6 of the Registrant's Master Trust Agreement provides as follows:

         SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

         Article III, Section 3.2(l) of the Registrant's Master Trust Agreement provides as follows:

         SECTION 3.2(L) INSURANCE. To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability.

         Insofar as indemnification for liability under the Securities Act of 1933 may be permitted to directors, officers and

PAGE 8
controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

         Rowe Price-Fleming International, Inc. ("PRICE-FLEMING"), a Maryland corporation, is a corporate joint venture 50% owned by TRP Finance, Inc., a wholly owned subsidiary of the Manager. Price-Fleming was incorporated in Maryland in 1979 to provide investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private counsel client accounts, Price-Fleming also sponsors registered investment companies which invest in foreign securities, serves as general partner of RPFI International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.


         T. Rowe Price Investment Services, Inc. ("INVESTMENT SERVICES"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the Investment Companies which Manager sponsors and serves as investment adviser (the "PRICE FUNDS"). Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

         TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and T. Rowe Price Retirement Plan Services.

         T. Rowe Price Associates Foundation, Inc. (the "FOUNDATION"), was incorporated in 1981 (and is not a subsidiary of

PAGE 9
the Manager). The Foundation's overall objective emphasizes various community needs by giving to a broad range of educational, civic, cultural, and health-related institutions. The Foundation has a very generous matching gift program whereby employee gifts designated to qualifying institutions are matched according to established guidelines.

         T. Rowe Price Services, Inc. ("PRICE SERVICES"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

         T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

         T. Rowe Price Trust Company ("TRUST COMPANY"), a wholly owned subsidiary of the Manager, is a Maryland-chartered limited-service trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian for certain qualified employee benefit plans, individual retirement accounts, and common trust funds and as trustee/investment agent for one trust and other retirement plans.

         T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of the Manager, it owns the technology rights, hardware, and software of the Manager and affiliated companies and provides technology services to them.

         TRPH Corporation, a wholly owned subsidiary of the Manager, was organized in 1997 to acquire an interest in a UK-based corporate finance advisory firm.

         T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership.

         T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by the Manager and invests in private financings of small companies with high growth potential; the Manager is the General Partner of the partnership.

         RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a

PAGE 10
diversified group of small and medium-sized non-U.S. companies. Price-Fleming is the general partner of this partnership, and certain institutional investors, including advisory clients of Price-Fleming, are its limited partners.

         T. Rowe Price Stable Asset Management, Inc. ("STABLE ASSET MANAGEMENT"), was incorporated in Maryland in 1988 as a wholly owned subsidiary of the Manager. Stable Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable and consistent investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts issued by insurance companies and banks, as well as short-term fixed income securities.

         T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of the Manager organized in 1988 for the purpose of serving as General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.

         T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company organized in 1996. Wholly owned by the Manager and the Trust Company, it serves as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.

         T. Rowe Price (Canada), Inc. ("TRP CANADA") is a Maryland corporation organized in 1988 as a wholly owned subsidiary of the Manager. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario Securities Commission to provide advisory services to individual and institutional clients residing in Canada.

         T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of the Manager, organized in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

         Since 1983, the Manager has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

         TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of the Manager. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses the Manager's transfer

PAGE 11
agent, plan administrative services, retirement plan services, and operations support functions.

         TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

         TRP Finance, Inc., a wholly owned subsidiary of the Manager, is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.


         T. Rowe Price Strategic Partners Fund II, L.P. ("STRATEGIC PARTNERS FUNDS") is a Delaware limited partnership organized in 1992, for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of T. Rowe Price Strategic Partners Fund II, L.P. is T. Rowe Price Strategic Partners II, L.P., a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc.


         T. Rowe Fleming Asset Management Limited ("T. ROWE FLEMING"), an English corporation, is an investment adviser under the Investment Advisers Act of 1940. T. Rowe Fleming will provide investment management services to Japanese investment trusts and other institutional investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and
T. Rowe Fleming. T. Rowe Fleming is a corporate joint venture owned 50% by T. Rowe Price and 50% by Robert Fleming Asset Management Limited, a wholly-owned subsidiary of Robert Fleming Holdings Limited. Formerly known as Fleming International Asset Management Limited ("FIAM"), the company changed its name to
T. Rowe Fleming Asset Management Limited on June 8, 1999, following the formation of the joint venture.

         Listed below are the directors, executive officers and managing directors of the Manager who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager:

                                   DIRECTORS

JAMES E. HALBKAT, JR., Director of the Manager. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.


DONALD B. HEBB, JR., Director of the Manager. Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb's address is One South Street, 25th Floor, Baltimore, Maryland 21202.

RICHARD L. MENSCHEL, Director of the Manager. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P., an investment banking firm. Mr. Menschel's address is: 85 Broad Street, 2nd Floor, New York, New York 10004.

ROBERT L. STRICKLAND, Director of the Manager. Mr. Strickland retired as Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, as of January 31, 1998 and continues to serve as a Director. He is a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is: 2000 W. First Street, Suite 604, Winston-Salem, North Carolina 27104.

PHILIP C. WALSH, Director of the Manager. Mr. Walsh is a retired mining industry executive. Mr. Walsh's address is: Pleasant Valley, Peapack, New Jersey 07977.

ANNE MARIE WHITTEMORE, Director of the Manager. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe L.L.P. and a Director of Owens & Minor, Inc.; Fort James Corporation; and Albemarle Corporation. Mrs. Whittemore's address is: One James Center, Richmond, Virginia 23219.


With the exception of Messrs. Halbkat, Hebb, Menschel, Strickland, Walsh, and Mrs. Whittemore, all of the following directors of the Manager are employees of the Manager.


EDWARD C. BERNARD, Director and Managing Director of the Manager; Director and President of T. Rowe Price Insurance Agency, Inc. and T. Rowe Price Investment Services, Inc.; Director of T. Rowe Price Services, Inc.; Vice President of TRP Distribution, Inc.

HENRY H. HOPKINS, Director and Managing Director of the Manager; Director of T. Rowe Price Insurance Agency, Inc.; Vice President and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; Director of T. Rowe Price Insurance Agency, Inc.; Vice President of Price-Fleming, T. Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Stable Asset Management, Inc., and T. Rowe Price Strategic Partners Associates, Inc.

JAMES A.C. KENNEDY, Director and Managing Director of the Manager; President and Director of T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.

JOHN H. LAPORTE, JR., Director and Managing Director of the Manager.

WILLIAM T. REYNOLDS, Director and Managing Director of the Manager; Chairman of the Board of T. Rowe Price Stable Asset Management, Inc.; Director of TRP Finance, Inc.

JAMES S. RIEPE, Vice-Chairman of the Board, Director, and Managing Director of the Manager; Chairman of the Board and President of T. Rowe Price Trust Company; Chairman of the Board of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director of Price-Fleming, T. Rowe Price Insurance Agency, Inc., and TRPH Corporation; Director and President of TRP Distribution, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.; and Director and Vice President of T. Rowe Price Stable Asset Management, Inc.

GEORGE A. ROCHE, Chairman of the Board, President, and Managing Director of the Manager; Chairman of the Board of TRP Finance, Inc.; Director of Price-Fleming,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners, Inc., and Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban Second, Inc., and TRP Suburban, Inc.

BRIAN C. ROGERS, Director and Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

M. DAVID TESTA, Vice-Chairman of the Board, Director, Chief Investment Officer, and Managing Director of the Manager; Chairman of the Board of Price-Fleming; President and Director of T. Rowe Price (Canada), Inc.; Director and Vice President of T. Rowe Price Trust Company; and Director of TRPH Corporation.


MARTIN G. WADE, Director of the Manager; Director, Chief Executive Officer, and Vice Chairman of the Board of Price-Fleming; Director of Fleming Holdings Limited and Robert Fleming Asset Management.

                         ADDITIONAL EXECUTIVE OFFICERS

MICHAEL A. GOFF, Managing Director of the Manager; Director and the President of
T. Rowe Price Investment Technologies, Inc.

CHARLES E. VIETH, Managing Director of the Manager; Director and President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Services, Inc.; Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Trust Company, and TRP Distribution, Inc.

                       ADDITIONAL MANAGING DIRECTORS

PRESTON G. ATHEY, Managing Director of the Manager.

BRIAN W.H. BERGHUIS, Managing Director of the Manager.

STEPHEN W. BOESEL, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.


JOHN H. CAMMACK, Managing Director of the Manager; Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Trust Company.

GREGORY A. McCRICKARD, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

MARY J. MILLER, Managing Director of the Manager.

CHARLES A. MORRIS, Managing Director of the Manager.


NANCY M. MORRIS, Managing Director of the Manager; Vice President of Price-Fleming, T. Rowe Price Investment Services, Inc., and T. Rowe Price Stable Asset Management, Inc.; Director and Vice President of T. Rowe Price Savings Bank and T. Rowe Price Trust Company.

GEORGE A. MURNAGHAN, Managing Director of the Manager; Executive Vice President of Price-Fleming; Vice President of T. Rowe Price Investment Services, Inc. and
T. Rowe Price Trust Company.


MARIA NALYWAYKO, Managing Director of the Manager.

EDMUND M. NOTZON III, Managing Director of the Manager; Vice President of T. Rowe Price Trust Company.

WAYNE D. O'MELIA, Managing Director of the Manager; Director and President of T. Rowe Price Services, Inc.; Vice President of T. Rowe Price Trust Company.

LARRY J. PUGLIA, Managing Director of the Manager; Vice President of T. Rowe Price (Canada), Inc.

JOHN R. ROCKWELL, Managing Director of the Manager; Director and Senior Vice President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Stable Asset Management, Inc. and T. Rowe Price Trust Company; Vice President of T. Rowe Price Investment Services, Inc.

R. TODD RUPPERT, Managing Director of the Manager; President and Director of TRPH Corporation; Vice President of T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Trust Company.

ROBERT W. SMITH, Managing Director of the Manager; Vice President of Price-Fleming.

WILLIAM J. STROMBERG, Managing Director of the Manager.


MARK J. VASELKIV, Managing Director of the Manager; Vice President of T. Rowe Price Recovery Fund Associates, Inc. and T. Rowe Price Recovery Fund II Associates, L.L.C.

RICHARD T. WHITNEY, Managing Director of the Manager; Vice President of Price-Fleming and T. Rowe Price Trust Company.

         Certain directors and officers of the Manager are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

         See also "Management of Fund," in Registrant's Statement of Additional Information.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for eighty-eight mutual funds, including the following investment companies: T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc.,
         T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc.,
         T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund,
         T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds,

PAGE 16
         Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Tax-Efficient Funds, Inc., Reserve Investment Funds, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., and T. Rowe Price Real Estate Fund, Inc. Investment Services is a wholly owned subsidiary of the Manager, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.


NAME                                                               POSITIONS AND                   POSITIONS AND
                                                                   OFFICES WITH                    OFFICES WITH
                                                                   UNDERWRITER                     REGISTRANT
James S. Riepe                                                     Chairman of the Board           Vice President
                                                                   and Director                    and Trustee
Edward C. Bernard                                                  President and Director          None
Henry H. Hopkins                                                   Vice President and Director     Vice President
Charles E. Vieth                                                   Vice President and Director     None
Patricia M. Archer                                                 Vice President                  None
Steven J. Banks                                                    Vice President                  None
John T. Bielski                                                    Vice President                  None
Darrell N. Braman                                                  Vice President                  None
Ronae M. Brock                                                     Vice President                  None
Meredith C. Callanan                                               Vice President                  None
John H. Cammack                                                    Vice President                  None
Ann R. Campbell                                                    Vice President                  None
Christine M. Carolan                                               Vice President                  None
Joseph A. Carrier                                                  Vice President                  None
Laura H. Chasney                                                   Vice President                  None
Renee M. Christoff                                                 Vice President                  None
Christopher W. Dyer                                                Vice President                  None
Christine S. Fahlund                                               Vice President                  None
Forrest R. Foss                                                    Vice President                  None
Thomas A. Gannon                                                   Vice President                  None
Andrea G. Griffin                                                  Vice President                  None
Douglas E. Harrison                                                Vice President                  None
David J. Healy                                                     Vice President                  None
Joanne M. Healey                                                   Vice President                  None
Joseph P. Healy                                                    Vice President                  None
Walter J. Helmlinger                                               Vice President                  None
Valerie King                                                       Vice President                  None
-Calloway
Eric G. Knauss                                                     Vice President                  None
Sharon R. Krieger                                                  Vice President                  None
Steven A. Larson                                                   Vice President                  None
Jeanette M. LeBlanc                                                Vice President                  None
Keith W. Lewis                                                     Vice President                  None
Gayle A. Lomax                                                     Vice President                  None
Sarah McCafferty                                                   Vice President                  None
Mark J. Mitchell                                                   Vice President                  None
Nancy M. Morris                                                    Vice President                  None
George A. Murnaghan                                                Vice President                  None
Steven E. Norwitz                                                  Vice President                  None
Kathleen M. O'Brien                                                Vice President                  None
Barbara A. O'Connor                                                Vice President                  None
Wayne D. O'Melia                                                   Vice President                  None
David Oestr                                                        Vice President                  None
e
icher
Robert Petrow                                                      Vice President                  None
Pamela D. Preston                                                  Vice President                  None
George D. Riedel                                                   Vice President                  None
Lucy B. Robins                                                     Vice President                  None
John R. Rockwell                                                   Vice President                  None
Kenneth J. Rutherford                                              Vice President                  None
Alexander Savich                                                   Vice President                  None
Kristin E. Seeberger                                               Vice President                  None
Donna B. Singer                                                    Vice President                  None
Bruce D. Stewart                                                   Vice President                  None
William W. Strickland, Jr.                                         Vice President                  None
Jerome Tuccille                                                    Vice President                  None
Walter Wdowiak                                                     Vice President                  None
William F. Wendler II                                              Vice President                  None
Jane F. White                                                      Vice President                  None
Thomas R. Woolley                                                  Vice President                  None
Barbara A. O'Connor                                                Controller                      None
Theodore J. Zamerski III                                           Assistant Vice President and    None
                                                                   Assistant Controller
Matthew B. Alsted                                                  Assistant Vice President        None
Kimberly B. Andersen                                               Assistant Vice President        None
Richard J. Barna                                                   Assistant Vice President        None
Catherine L.Berkenkemper                                           Assistant Vice President        None
Edwin J. Brooks                                                    Assistant Vice President        None
III
Carl A. Cox                                                        Assistant Vice President        None
Charles R. Dicken                                                  Assistant Vice President        None
Cheryl L. Emory                                                    Assistant Vice President        None
John A. Galateria                                                  Assistant Vice President        None
Jason L. Gounaris                                                  Assistant Vice President        None
Janelyn A. Healey                                                  Assistant Vice President        None
Sandra J. Kiefler                                                  Assistant Vice President        None
Suzanne M. Knoll                                                   Assistant Vice President        None
Patricia                                                           Assistant Vice President        Secretary
B
 .
Lippert
Teresa M. Loeffert                                                 Assistant Vice President        None
C. Lillian Matthews                                                Assistant Vice President        None
Janice D. McCrory                                                  Assistant Vice President        None
Danielle N. Nicholson                                              Assistant Vice President        None
JeanneMarie B. Patella                                             Assistant Vice President        None
Kylelane Purcell                                                   Assistant Vice President        None
David A. Roscum                                                    Assistant Vice President        None
Matthew A. Scher                                                   Assistant Vice President        None
Carole H. Smith                                                    Assistant Vice President        None
John A. Stranovsky                                                 Assistant Vice President        None
Nolan L. North                                                     Assistant Treasurer             None
Barbara A. Van Horn                                                Secretary                       None

PAGE 18
(c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


         All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.


ITEM 29. MANAGEMENT SERVICES

         Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

ITEM 30. UNDERTAKINGS

(a)     Not applicable

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this June 26, 2000.


         T. Rowe Price State Tax-Free Income Trust

         /s/William T. Reynolds
By:      William T. Reynolds
         Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                Title                 Date
---------                -----                 ----


/s/William T. Reynolds    Chairman of the Board June 26, 2000
William T. Reynolds       (Chief Executive Officer)


/s/Joseph A. Carrier     Treasurer (Chief       June 26, 2000
Joseph A. Carrier        Financial Officer)


*                        Trustee                June 26, 2000
Calvin W. Burnett


*                        Trustee                June 26, 2000
Anthony W. Deering


*                        Trustee                June 26, 2000
F. Pierce Linaweaver


/s/James S. Riepe        Trustee                June 26, 2000
James S. Riepe


*                        Trustee                June 26, 2000
John G. Schreiber


/s/M. David Testa        Trustee                June 26, 2000
M. David Testa


*/s/Henry H. Hopkins     Attorney-In-Fact       June 26, 2000
Henry H. Hopkins